EXHIBIT 10.3


                           REVOLVING CREDIT AGREEMENT

                          DATED AS OF JANUARY 12, 1999

                                  by and among

                  SOUTHERN STATES COOPERATIVE, INCORPORATED

                                  as Borrower,

                        the Banks referred to herein,

                                 as Lenders,

                                  COBANK, ACB,

               as Administrative Agent and Documentation Agent

               FIRST UNION NATIONAL BANK and NATIONSBANK, N.A.,

                             as Syndication Agents,

              CRESTAR BANK and WACHOVIA BANK, N.A., as Co-Agents

                                     and

                     NATIONSBANC MONTGOMERY SECURITIES LLC,

                                as Lead Arranger


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                                TABLE OF CONTENTS


ARTICLE I  DEFINITIONS.......................................................1
      SECTION 1.01. Definitions..............................................1
      SECTION 1.02. Accounting Terms........................................13

ARTICLE II  AMOUNT AND TERMS OF LOANS.......................................13
      SECTION 2.01.  The Commitments........................................13
      SECTION 2.02.  Notice and Manner of Borrowing.........................15
      SECTION 2.03.  Interest...............................................17
      SECTION 2.04.  Conversions and Renewals...............................18
      SECTION 2.05.  Minimum Amounts........................................19
      SECTION 2.06.  Principal Payments.....................................19
      SECTION 2.07.  Fees...................................................20
      SECTION 2.08.  Notes..................................................20
      SECTION 2.09.  Use of Proceeds........................................20
      SECTION 2.10.  Method of Payment; Limitation on Set Off and Tax
                     Withholding............................................21
      SECTION 2.11.  Indemnity..............................................22
      SECTION 2.12.  Additional Costs.......................................22
      SECTION 2.13.  Limitation on Types of Advances........................23
      SECTION 2.14.  Illegality.............................................24
      SECTION 2.15.  Treatment of Affected Loans............................24
      SECTION 2.16.  Capital Adequacy.......................................24
      SECTION 2.17.  Investment in CoBank...................................25
      SECTION 2.18.  Reduction of Commitments...............................25

ARTICLE III  CONDITIONS PRECEDENT...........................................26
      SECTION 3.01.  Conditions Precedent to Initial Use of the Commitments
                     on and after the Closing Date..........................26
      SECTION 3.02.  Conditions Precedent to Each Loan......................29
      SECTION 3.03.  Deemed Representation..................................29

ARTICLE IV  REPRESENTATIONS AND WARRANTIES..................................30
      SECTION 4.01.  Incorporation, Good Standing, and Due Qualification....30
      SECTION 4.02.  Corporate Power and Authority..........................30
      SECTION 4.03.  Legally Enforceable Agreement..........................30
      SECTION 4.04.  Financial Statements...................................30
      SECTION 4.05.  Labor Disputes and Acts of God.........................31
      SECTION 4.06.  Other Agreements.......................................31

      SECTION 4.07.  Litigation.............................................31
      SECTION 4.08.  No Defaults on Outstanding Judgments or Orders.........31
      SECTION 4.09.  Ownership and Liens....................................32
      SECTION 4.10.  Subsidiaries, Affiliates, and Ownership of Stock.......32
      SECTION 4.11.  ERISA..................................................32
      SECTION 4.12.  Operation of Business..................................32
      SECTION 4.13.  Taxes..................................................32
      SECTION 4.14.  Compliance With Laws...................................32
      SECTION 4.15.  Existing Obligors; Existing Debt and Guarantees........33
      SECTION 4.16.  Directors, Executive Officers, Principal Shareholders..33
      SECTION 4.17.  Year 2000 Compliance...................................33
      SECTION 4.18.  Margin Stock...........................................33
      SECTION 4.19.  Government Regulation..................................34

ARTICLE V  AFFIRMATIVE COVENANTS............................................34
      SECTION 5.01.  Maintenance of Existence...............................34
      SECTION 5.02.  Maintenance of Records.................................34
      SECTION 5.03.  Maintenance of Properties..............................34
      SECTION 5.04.  Conduct of Business....................................34
      SECTION 5.05.  Maintenance of Insurance...............................34
      SECTION 5.06.  Compliance with Laws...................................35
      SECTION 5.07.  Right of Inspection....................................35
      SECTION 5.08.  Employee Benefit Plans.................................35
      SECTION 5.09.  Eligibility, Etc.......................................35
      SECTION 5.10.  Reporting Requirements.................................35
      SECTION 5.11.  Year 2000 Preparation..................................37

ARTICLE VI  NEGATIVE COVENANTS..............................................37
      SECTION 6.01.  Liens..................................................37
      SECTION 6.02.  Mergers, Etc...........................................39
      SECTION 6.03.  Sale of Assets.........................................39
      SECTION 6.04.  Investments............................................40
      SECTION 6.05.  Guarantees, Etc........................................40
      SECTION 6.06.  Transactions with Affiliates...........................40
      SECTION 6.07.  Financing Services and Contributed Capital Agreements..40
      SECTION 6.08.  Fiscal Year............................................41
      SECTION 6.09.  Leases.................................................41
      SECTION 6.10.  Prohibition on Amendment of Certain Agreements, etc....41

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ARTICLE VII  FINANCIAL COVENANTS                                            41
      SECTION 7.01.  Maximum Consolidated Funded Debt to Capitalization.....41
      SECTION 7.02.  Minimum Tangible Net Worth.............................41
      SECTION 7.03.  Consolidated Cash Flow to Consolidated Interest Expense
                     and Distributions......................................42

ARTICLE VIII  EVENTS OF DEFAULT.............................................42
      SECTION 8.01.  Events of Default......................................42
      SECTION 8.02.  Remedies...............................................44

ARTICLE IX  AGENTS..........................................................45
      SECTION 9.01.  Authorization and Action...............................45
      SECTION 9.02.  Liability of Agent.....................................45
      SECTION 9.03.  Rights of Each Agent as a Bank.........................46
      SECTION 9.04.  Independent Credit Decisions...........................46
      SECTION 9.05.  Indemnification........................................46
      SECTION 9.06.  Successor Agents.......................................47
      SECTION 9.07.  Sharing of Payments, Etc...............................47
      SECTION 9.08.  Liability of Agents....................................48
      SECTION 9.09.  Notices to Agent.......................................48
      SECTION 9.10.  Defaults...............................................48
      SECTION 9.11.  Monthly Reports........................................48
      SECTION 9.12.  Withholding Taxes......................................48

ARTICLE X  MISCELLANEOUS....................................................49
      SECTION 10.01.  Amendments, Etc.......................................49
      SECTION 10.02.  Notices, Etc..........................................49
      SECTION 10.03.  No Waiver.............................................49
      SECTION 10.04.  Assignment; Participation.............................50
      SECTION 10.05.  Costs, Expenses and Taxes.............................51
      SECTION 10.06.  Integration...........................................52
      SECTION 10.07.  Indemnity.............................................52
      SECTION 10.08.  Governing Law.........................................52
      SECTION 10.09.  Consent to Jurisdiction...............................52
      SECTION 10.10.  Severability of Provisions............................53
      SECTION 10.11.  Usury.................................................53
      SECTION 10.12.  Counterparts..........................................53
      SECTION 10.13.  Headings..............................................53
      SECTION 10.14.  Jury Trial Waiver.....................................54
      SECTION 10.15.  Consents; Terminations, etc...........................54

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Exhibits

Exhibit A         -     Form of Revolving Credit Borrowing Notice
Exhibit B         -     Form of Bid Rate Loan Quote
Exhibit C         -     Form of Bid Rate Loan Notice of Borrowing
Exhibit D         -     Form of Notice of Rescission
Exhibit E         -     Bank Notice Profile
Exhibit F-1       -     Form of Note for Base Rate Loans and LIBOR Loans
Exhibit F-2       -     Form of Note for Bid Rate Loans
Exhibit G         -     Form of Opinion of Company Counsel
Exhibit H         -     Form of Assignment and Assumption Agreement
Exhibit I         -     Financing Services and Contributed Capital Agreements

Schedules

Schedule 3.01(M)  -     Other Credit Facilities
Schedule 4.10     -     Subsidiaries, Affiliates, and Ownership of Stock
Schedule 4.15     -     Existing Obligors; Existing Debt
Schedule 6.01     -     Existing Liens
Schedule 6.04     -     Permitted Investments

                           REVOLVING CREDIT AGREEMENT


THIS REVOLVING CREDIT AGREEMENT is entered into as of January 12, 1999, among SOUTHERN STATES COOPERATIVE, INCORPORATED, a Virginia agricultural cooperative corporation ("Company"), CoBANK, ACB in its individual capacity ("CoBank"), as Bank and in its capacity as Administrative Agent and Documentation Agent, FIRST UNION NATIONAL BANK ("First Union"), as Bank and in its capacity as Syndication Agent, NATIONSBANK, N.A. ("NationsBank"), as Bank and in its capacity as Syndication Agent, NATIONSBANC MONTGOMERY SECURITIES LLC, in its capacity as Lead Arranger, and FMB BANK, as Bank, COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, as Bank, BANQUE NATIONALE de PARIS (CHICAGO Branch), as Bank, CRESTAR BANK, as Bank and in its capacity as Co-Agent, DG BANK DEUTSCHE GENOSSENSCHAFTSBANK AG CAYMAN ISLANDS BRANCH, as Bank, WACHOVIA BANK, N.A., as Bank and in its capacity as Co-Agent.


                                  ARTICLE I
                                 DEFINITIONS

SECTION 1.01  Definitions.  For purposes of this Agreement:


      "Additional Costs" has the meaning specified in Section 2.12.

      "Administrative Agent" shall mean CoBank or any successor appointed pursuant to Section 9.06 hereof.

      "Affected Loans" has the meaning specified in Section 2.15.

      "Affiliate" shall mean any Person: (1) directly or indirectly controlling, controlled by, or under common control with, the Company; (2) which directly or indirectly beneficially owns or holds five percent (5%) or more of any class of voting stock of the Company; or (3) five percent (5%) or more of whose voting stock, membership interest or other equity interest is directly or indirectly beneficially owned or held by the Company; but managed local cooperatives are not Affiliates of the Company. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

      "Agents" shall mean, collectively, the Administrative Agent, the Documentation Agent and the Syndication Agents.

      "Agreement" shall mean this Revolving Credit Agreement, as amended, supplemented or modified from time to time.

      "Aggregate Commitments" shall mean the aggregate amount of the Banks' Commitments hereunder, as such amount may be reduced at any time or from time to time pursuant to this Agreement. On the Closing Date, the Aggregate Commitments shall be Two Hundred Million Dollars ($200,000,000.00).

      "Applicable Lending Office" shall mean, for each Bank and for each type of Loan, the lending office of such Bank designated as such for such type of Loan on the signature pages hereof or in the applicable Assignment and Assumption Agreement or such other office of such Bank as such Bank may from time to time specify to the Administrative Agent and the Company as the office by which its Loans of such type are to be made and maintained.

      "Applicable Margin" shall mean, for any day, the rate per annum set forth below, it being understood that the Applicable Margin for (i) Base Rate Loans shall be the percentage set forth under the column "Base Rate Applicable Margin", and (ii) LIBOR Loans shall be the percentage set forth under the column "LIBOR Applicable Margin".

      The Applicable Margin shall be determined by reference to the Company's corporate ratings provided by Standard & Poor's and Moody's as set forth below:

-------------------------------------------------------------------------------

   Pricing      Standard & Poor's/Moody's  LIBOR Applicable       Base Rate
    Level          Corporate Ratings*          Margin         Applicable Margin
-------------------------------------------------------------------------------
      I            BBB+/Baa1 or higher          0.450%             0.000%
-------------------------------------------------------------------------------
     II                 BBB/Baa2                0.575%             0.000%
-------------------------------------------------------------------------------
     III                BBB-/Baa3               0.800%             0.000%
-------------------------------------------------------------------------------
     IV                  BB+/Ba1                0.950%             0.250%
-------------------------------------------------------------------------------
      V              BB/Ba2 or lower            1.000%             0.375%
-------------------------------------------------------------------------------

*In the event of a split rating between Standard & Poor's and Moody's, the lower rating will determine the Applicable Margin.

      The Applicable Margin shall be determined and adjusted on the date of each change in the Company's corporate rating. Adjustments in the Applicable Margin shall be effective as to all Base Rate Loans and LIBOR Loans, existing and prospective, from the date of adjustment. The Company shall provide the Administrative Agent with written notice of any change in the corporate ratings of the Company within ten (10) Business Days after the Company becomes aware of or receives notice of such change.

      "Assignee" has the meaning specified in Section 10.04 hereof.

      "Assignment and Assumption Agreement" shall mean an agreement in the form attached hereto as Exhibit H acceptable to the Company and the Administrative Agent pursuant to which a Bank assigns and an Assignee assumes rights and obligations in accordance with Section 10.04.

      "Bank" or "Banks" shall mean one or more of the banks listed in the first paragraph of this Agreement and all Assignees which qualify as a "Bank" under
Section 10.04 hereof.

      "Base Rate" shall mean, for any day, the higher of (a) the Federal Funds Rate plus one half of one percent (0.50%), or (b) the Prime Rate.

      "Base Rate Loan" shall mean a Loan bearing interest with reference to the Base Rate.

      "Bid Rate Loan" shall mean a Loan bearing interest at a specified fixed rate quoted by a Bank pursuant to Section 2.02(C) hereof.

      "Bid Rate Maturity Date" has the meaning specified in Section 2.02(C) hereof.

      "Bridge Loan Agreement" shall mean the Term Loan Credit Agreement dated as of October 9, 1998, by and among the Company, the lenders identified therein and NationsBank, as administrative agent for the lenders, and First Union and CoBank, as co-agents.

      "Bridge Loan Facility" shall mean the $225,000,000 term loan credit facility made available to the Company pursuant to the Bridge Loan Agreement.

      "Business Day" shall mean: (1) any day other than a Saturday, Sunday, or other day on which commercial banks are not authorized to do business or are required to close in Denver, Colorado, New York, New York, or Richmond, Virginia; and (2) whenever such day relates to a LIBOR Loan, LIBOR Interest Period, or notice with respect to a LIBOR Loan, a day on which dealings in U.S. dollar deposits are also carried out in the London interbank market.

      "Capital Lease" shall mean all leases which have been or should be capitalized on the books of the lessee in accordance with GAAP.

      "Capitalization" shall mean Consolidated Funded Debt plus Tangible Net Worth.

      "Cash Equivalents" means (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof with maturities of not more than twelve months from the date of acquisition, (b) U.S. dollar time deposits, certificates of deposit, "money market" accounts or money market mutual funds, and repurchase agreements relating to direct obligations of the United States with, and commercial paper, fixed rate notes and loan participations (with maturities of up to 270 days for any such loan participations) issued by, either (i) a Lender or (ii) a domestic commercial bank with a short term commercial paper rating of at least A-1 by S&P or P-1 by Moody's, (c) commercial paper and fixed rate notes issued by a domestic commercial bank that does not have ratings required under clause (b) of this definition with maturities of up to 60 days in an aggregate amount not to exceed $7,500,000, (e) obligations of any domestic Governmental Authority with respect to which interest is exempt from federal income tax with a long term rating of at least AA- by S&P or Aa-3 by Moody's, and (f) "low floaters" (industrial revenue bonds issued as floating rate notes or bonds and backed by a stand-by letter of credit issued by a Lender or a domestic commercial bank having the ratings required under clause (b) of this definition).

      "Closing Date" shall mean the date of this Agreement.

      "CoBank" has the meaning set forth in the preamble hereto.

      "Code" shall mean the Internal Revenue Code of 1986 as amended from time to time, and the regulations and published interpretations promulgated thereunder.

      "Commitment" shall mean each Bank's obligation to make Loans to the Company pursuant to Section 2.01 hereof, as modified as provided in Section
10.04 hereof or as may be reduced as provided in Section 2.18.

      "Company" shall mean Southern States Cooperative, Incorporated.

      "Consolidated Cash Flow" shall mean, for any period, the sum of:

      (a) savings before income taxes of the Company and its consolidated Subsidiaries, calculated in accordance with GAAP; plus

      (b) Consolidated Interest Expense paid or accrued during such period, to the extent and only to the extent that such amount was deducted in determining savings before income taxes of the Company and its consolidated Subsidiaries calculated in accordance with GAAP; plus

      (c) the aggregate amount of Depreciation and amortization during such period, to the extent and only to the extent that such amount was deducted in determining savings before income taxes of the Company and its consolidated Subsidiaries calculated in accordance with GAAP; minus

      (d) one-time gains of greater than $1,000,000 during such period of four consecutive fiscal quarters; minus

      (e) extraordinary income during such period, to the extent and only to the extent that such income was included in determining savings before income taxes of the Company and its consolidated Subsidiaries calculated in accordance with GAAP.

      "Consolidated Funded Debt" shall mean at any time, without duplication,
(1) all indebtedness or liability for borrowed money, or for the deferred purchase price of property or services (excluding trade obligations and accrued expenses), of the Company and its consolidated Subsidiaries; (2) all obligations of the Company and its consolidated Subsidiaries as lessee under Capital Leases;
(3) all obligations of the Company and its consolidated Subsidiaries under letters of credit; (4) all obligations of the Company and its consolidated Subsidiaries arising under bankers' or trade acceptance facilities; (5) all obligations of the Company and its consolidated Subsidiaries secured by any Lien on property owned by such Person, whether or not the obligations have been assumed, and (6) all obligations of the Company and its consolidated Subsidiaries under Guarantees. "Consolidated Funded Debt" shall not include (i) any obligations of the Company to any of its customers under any of the following programs of the Company, in each case, as in effect on the date hereof (the "Programs"): "Payment Plus"; "Preferred Payment Plan"; "Deferred Payment Plan"; and "Prepayment Bonus Credit", provided, however, that any reimbursement obligations of the Company or any of its consolidated Subsidiaries in respect of any letters of credit issued in connection with, or in support of the Company's obligations under, any of the Programs, shall be included as "Consolidated Funded Debt" hereunder, or (ii) any junior subordinated debentures issued by the Company in connection with the issuance of any Junior Preferred Securities.

      "Consolidated Interest Expense" shall mean, for any period, all interest expense of the Company and its consolidated Subsidiaries (net of any CoBank patronage refunds), as determined in accordance with GAAP.

      "Continuing Credit Facilities" has the meaning specified in Section 3.01(M) hereof.

      "Credit Facility" shall mean the revolving loan credit facility extended to the Company pursuant to Section 2.01 hereof in the aggregate principal amount not to exceed the Aggregate Commitments.

      "Debt" shall mean without duplication (1) indebtedness or liability for borrowed money, or for the deferred purchase price of property or services

(excluding trade obligations and accrued expenses); (2) obligations as lessee under Capital Leases; (3) obligations under letters of credit; (4) all obligations arising under bankers' or trade acceptance facilities; (5) all obligations secured by any Lien on property owned by such Person, whether or not the obligations have been assumed, and (6) obligations under Guarantees. "Debt" shall not include any obligations of the Company to any of its customers under any of the following programs of the Company, in each case, as in effect on the date hereof (the "Programs"): "Payment Plus"; "Preferred Payment Plan"; "Deferred Payment Plan"; and "Prepayment Bonus Credit", provided, however, that any reimbursement obligations of the Company in respect of any letters of credit issued in connection with, or in support of the Company's obligations under, any of the Programs, shall be included as "Debt" hereunder.

      "Depreciation" shall mean, for any period, total depreciation of the Company and its consolidated Subsidiaries, as determined in accordance with GAAP.

      "Distributions" shall mean, for any period, all distributions made on all issues of common stock, preferred stock and Junior Preferred Securities.

      "Documentation Agent" shall mean CoBank or any successor appointed pursuant to Section 9.06 hereof.

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations promulgated thereunder.

      "ERISA Affiliate" shall mean any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Company or is under common control (within the meaning of Section 414(c) of the Code) with the Company; provided, however, that for purposes of provisions herein concerning minimum funding obligations (imposed under Section 412 of the Code or Section 302 of ERISA), the term "ERISA Affiliate" shall also include any entity required to be aggregated with the Company under Section 414(m) or 414 (o) of the Code.

      "Event of Default" shall mean any of the events specified in Section
8.01 hereof.

      "Existing Obligor" shall mean a Person as of the Closing Date in which the Company has an Investment or is obligated or committed to make an Investment, or which has obligations which are, in whole or part, guaranteed by the Company or which the Company is obligated or committed, in whole or part, to guarantee.

      "Facility Fee Percentage" shall mean, for any day, the rate per annum determined by reference to the Company's corporate ratings provided by Standard & Poor's and Moody's as set forth below:

-------------------------------------------------------------

   Pricing      Standard & Poor's/Moody's    Facility Fee
    Level          Corporate Ratings*        Percentage
-------------------------------------------------------------
      I            BBB+/Baa1 or higher          0.150%
-------------------------------------------------------------
     II                 BBB/Baa2                0.175%
-------------------------------------------------------------
     III                BBB-/Baa3               0.200%
-------------------------------------------------------------
     IV                  BB+/Ba1                0.300%
-------------------------------------------------------------
      V              BB/Ba2 or lower            0.375%
-------------------------------------------------------------

*In the event of a split rating between Standard & Poor's and Moody's, the lower rating will determine the Facility Fee Percentage.

      The Facility Fee Percentage shall be determined and adjusted on the date of each change in the Company's corporate rating. Adjustments in the Facility Fee Percentage shall be effective from the date of any adjustment in rating. The Company shall provide the Administrative Agent with written notice of any change in the corporate ratings of the Company within ten (10) Business Days after the Company becomes aware of or receives notice of such change.

      "Federal Funds Rate" shall mean, for any day, the rate of interest per annum (rounded upward, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (A) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day and (B) if no such rate is so published on the next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Administrative Agent on such day on such transactions as determined by the Administrative Agent.

      "Financing Services and Contributed Capital Agreements" shall mean (a) the Fourth Amended and Restated Financing Services and Contributed Capital Agreement dated as of January 12, 1999, between the Company and Statesman, attached hereto as Exhibit I, and (b) the Financing Services and Contributed Capital Agreement dated as of April 1, 1998, between the Company and MLCC, attached hereto as
Exhibit I, in each case, as such agreements may be amended, supplemented, restated or otherwise modified from time to time upon the prior written consent of the Banks in accordance herewith.

      "First Union" has the meaning set forth in the preamble hereto.

      "GAAP" means generally accepted accounting principles in the United
States.

      "GoldKist" shall mean Gold Kist Inc.

      "GoldKist Acquisition Agreement" shall mean that certain Asset Purchase Agreement dated as of July 23, 1998, between the Company and GoldKist, as amended, supplemented or otherwise modified prior to the date of this Agreement.

      "GoldKist Commitment Letter" shall mean that certain Commitment Letter and related term sheet dated as of October 13, 1998, between the Company and GoldKist.

      "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

      "Guarantees" shall have the meaning set forth in Section 6.05 hereof.

      "Interest Period" shall mean, with respect to any LIBOR Loan, the period commencing on the date such Loan is made and ending, as the Company may select pursuant to either Section 2.02(B) or 2.04 hereof, on the numerically corresponding day in the first, second, third, or sixth calendar month thereafter, except that (1) if the Interest Period would end on a day that is not a Business Day, then such Interest Period shall be extended to the next Business Day unless such Business Day would fall in the next calendar month, in which case the Interest Period shall end on the immediately preceding Business Day; and (2) each such Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month.

      "Investment" shall have the meaning set forth in Section 6.04 hereof.

      "Junior Preferred Securities" shall mean mandatorily redeemable capital securities or preferred securities issued by the Company, any Subsidiary of the Company or any other Person whose financial statements are consolidated with those of the Company from time to time, in each case, upon terms and conditions satisfactory to the Agents, the Lead Arranger and their respective counsel.

      "Law" means any applicable foreign, federal, state or local statute, law, rule, regulation, ordinance, order, code, policy or rule of common law, now or hereafter in effect, and any judicial or administrative interpretation thereof by a Governmental Authority, including any judicial or administrative order, consent decree or judgment.

      "Lead Arranger" shall mean NationsBanc Montgomery Securities LLC in its capacity as sole and exclusive lead arranger for the Credit Facility.

      "LIBOR Base Rate" shall mean a rate for deposits in U.S. dollars, with maturities comparable to the selected LIBOR Interest Period, that appears on the display designated as page "3750" of the Telerate Service (or such other page as may replace page 3750 of that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits), determined as of 1:00 p.m. (New York time), two (2) Business Days prior to the commencement of such Interest Period.

      "LIBOR Loan" shall mean a Loan bearing interest with reference to the LIBOR Rate.

      "LIBOR Rate" shall mean, for each LIBOR Loan, the rate per annum (rounded upwards, if necessary, to the nearest 1/1000 of 1%) determined by the Administrative Agent to be equal to the quotient of (1) the LIBOR Base Rate for such LIBOR Loan for such Interest Period divided by (2) one minus the LIBOR Reserve Requirement for such Interest Period.

      "LIBOR Reserve Requirement" means, for any LIBOR Loan, the average actual rate at which reserves (including any marginal, supplemental, or emergency reserves) are required to be maintained during the Interest Period for such LIBOR Loan under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding One Billion Dollars ($1,000,000,000) against "Eurocurrency Liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, but without duplication, the LIBOR Reserve Requirement shall also reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (1) any category of liabilities which includes deposits by reference to which the LIBOR Base Rate is to be determined; or (2) any category of extensions of credit or other assets which include LIBOR Loans.

      "Lien" means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment for security purposes, deposit arrangement, encumbrance, lien (statutory or other), or other security agreement, charge, or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable Law of any jurisdiction to evidence any of the foregoing).

      "Loan Documents" shall mean this Agreement, the Notes, and any other (present or future) documentation as may be executed by the parties with respect to this transaction all as may be amended or restated from time to time.

      "Loans" shall mean the loans made by the Banks pursuant to this Agreement.

      "Master Loan Agreement" shall mean that certain Master Loan Agreement dated as of February 1, 1997, between the Company and CoBank, as amended, supplemented or otherwise modified from time to time.

      "Material Adverse Effect" means a material adverse effect on the properties, business, assets, prospects, operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or the ability of the Company to perform its obligations under the Loan Documents to which it is a party.

      "MLCC" shall mean Michigan Livestock Credit Corporation.

      "Moody's" shall mean Moody's Investors Service, Inc.

      "Multiemployer Plan" shall mean a Plan described in Section 4001(a)(3) of ERISA.

      "NationsBank" has the meaning set forth in the preamble hereto.

      "Net Income" shall mean, with respect to the Company, for any period and without duplication, net income (or loss) for such period determined in accordance with GAAP, currently reported as "net savings" in the Company's financial statements.

      "Notes" shall mean the promissory notes described in Section 2.08 hereof.

      "Pay Proceeds Letter" has the meaning specified in Section 3.01(R) hereof.

      "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

      "Permitted Investments" means (i) cash and Cash Equivalents, (ii) investments and loans existing on the Closing Date identified on Schedule 6.04,
(iii) investments, loans and advances in wholly-owned Subsidiaries of the Company, (iv) loans and advances to officers and directors (other than loans described in clause (ix)) in an aggregate amount up to $2,000,000 at any time outstanding, (v) loans and investments made pursuant to the requirements of the Financing Services and Contributed Capital Agreements, (vi) investments in CoBank, (vii) investments in Southern States Insurance Exchange, Inc., suppliers or lenders, in each case, solely as a result of volume or patronage refunds arising in the ordinary course of business, (viii) investments in or received from customers in connection with collection of amounts owing to the Company or its Subsidiaries so long as the aggregate amount of all such investments does not at any time exceed $7,500,000 and (ix) loans to customers in the ordinary course of business.

      "Person" shall mean an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority, or other entity of whatever nature.

      "Plan" shall mean a pension plan which is covered by Title IV of ERISA and in respect of which the Company or an ERISA Affiliate is an "employer" as defined in Section 3(5) of ERISA.

      "Potential Default" shall mean the occurrence of an event which, with the giving of notice and/or the passage of time, would become an Event of Default.

      "Prime Rate" means, for any day, the rate defined as the "prime rate," as published from time to time in the Eastern Edition of the Wall Street Journal as the base rate on corporate loans posted by at least seventy-five percent (75%) of the United States' thirty (30) largest banks, or if the Wall Street Journal shall cease publication or cease publishing the "prime rate" on a regular basis, such other regularly published average prime rate applicable to such commercial banks as is acceptable to the Administrative Agent in its reasonable discretion.

      "Prohibited Transaction" shall mean any transaction set forth in Section 406 of ERISA or Section 4975 of the Code, as each may be amended from time to time.

      "Rabobank Letter of Credit" shall mean that certain Irrevocable Letter of Credit No. SB14112, dated October 13, 1998, issued by Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch in favor of the Company in the amount of $100,000,000.

      "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as amended from time to time.

      "Regulatory Change" shall mean, with respect to any Bank, any change after the date of this Agreement in any Law (including Regulation D), including any change resulting from the adoption or making after such date of any interpretations, directives, or requests applying to a class of banks including such Bank, of or under Law (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

      "Reportable Event" shall mean any of the events set forth in Section 4043 of ERISA.

      "Requisite Banks" shall mean Banks holding at least 66_% of the aggregate Commitments made by the Banks hereunder, provided however that if (1) there are at least three Banks and (2) the Requisite Banks is composed only of the Administrative Agent then one additional Bank will also be required to constitute the Requisite Banks.

      "Standard & Poor's" shall mean Standard & Poor's Ratings Group, a division of McGraw Hill, Inc.

      "Statesman" shall mean Statesman Financial Corporation.

      "Statesman Credit Facility" shall mean a syndicated revolving credit facility in the aggregate principal amount of up to $250,000,000.00 for Statesman which one or more Banks are party to as lenders.

      "Statesman Term Sheet" shall mean the Commitment Letter and Summary of Terms and Conditions dated November 20, 1998, by and among Statesman, the Agents and the Lead Arranger in connection with the Statesman Credit Facility.

      "Subsidiary" shall mean, as to any Person, any corporation, partnership, limited liability company, association or other business entity of which shares of stock (or equivalent ownership or controlling interest) having ordinary voting power to elect a majority of the board of directors or other managers thereof are at the time owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.

      "Syndication Agents" shall mean First Union and NationsBank or any successors appointed pursuant to Section 9.06 hereof.

      "Tangible Net Worth" shall mean at any time the sum, without duplication, of the following for the Company:

      (a) Redeemable preferred stock as reflected on Company's consolidated balance sheet prepared in accordance with GAAP; plus

      (b) Capital stock as reflected on Company's consolidated balance sheet prepared in accordance with GAAP; plus

      (c) patrons' equity as reflected on Company's consolidated balance sheet prepared in accordance with GAAP; plus

      (d) the amount available for drawing under the Rabobank Letter of Credit; plus

      (e) the net cash proceeds received by the Company from any issuance of Junior Preferred Securities; minus

      (f) the sum of the following (without duplication of deductions in respect of items already deducted in arriving at stockholders' and patrons' equity): (i) the book value of all assets which would be treated as intangibles under GAAP, including without limitation trademarks, trade names, copyrights, and patents and unamortized debt discount and expense, to the extent that the aggregate book value of all such assets exceeds $150,000; (ii) any goodwill; and (iii) any write-up in book value of assets resulting from a revaluation thereof, not in accordance with GAAP, subsequent to the Closing Date.

      "Term Sheet" has the meaning specified in Section 2.07 hereof.

      "Termination Date" shall mean January 11, 2002 or such later date as may otherwise be agreed to by the Company, the Agents and each of the Banks (provided, however, that none of the Agents or the Banks shall be under any obligation to extend the Termination Date).

      "Total Exposure" shall mean, as to any Person and at any point in time, the sum of: (1) all Investments made by the Company in such Person; (2) the amount of any additional Investments which the Company is obligated or committed to make in such Person; (3) the amount of all obligations of such Person which the Company has guaranteed; and (4) the amount of any additional obligations of such Person which the Company is obligated or committed to guarantee.

      "Unused Commitment" shall mean at any time, with respect to any Bank, the amount by which such Bank's Commitment exceeds the sum of the total aggregate outstanding principal amount of such Bank's Loans, but in any event not less than zero.

      SECTION 1.02 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP consistent with those applied in the preparation of the annual financial statements referred to in
Section 4.04, and all financial data submitted pursuant to this Agreement shall be prepared in accordance with such principles.


                                   ARTICLE II
                          AMOUNT AND TERMS OF LOANS

      SECTION 2.01. The Commitments. On the terms and conditions set forth in this Agreement, each Bank severally agrees to make Loans to the Company from time to time during the period commencing on the date hereof and ending on (but not including) the Termination Date, in an aggregate principal amount not to exceed, at any one time outstanding, the amount set forth opposite such Bank's name below (such Bank's "Commitment"):

      Name of Bank                                              Amount
      ------------                                              ------
      CoBank, ACB                                           $62,222,222.22

      First Union National Bank                             $26,666,666.67

      NationsBank, N.A.                                     $27,777,777.78

      FMB Bank                                               $5,555,555.55

      Cooperatieve Centrale Raiffeisen-
      Boerenleenbank B.A., "Rabobank Nederland",
      New York Branch                                       $11,111,111.11

      Banque Nationale de Paris (Chicago Branch)            $11,111,111.11

      Crestar Bank                                          $26,666,666.67

      DG Bank Deutsche Genossenschaftsbank
      AG Cayman Islands Branch                               $6,666,666.67

      Wachovia Bank, N.A.                                   $22,222,222.22

      TOTAL                                                $200,000,000.00
                                                           ===============

Provided, however, with respect to Bid Rate Loans each Bank may, but is not required to, make a Loan in excess of its Commitment. In no event will the aggregate amount of Loans outstanding, including Bid Rate Loans, at any one time exceed the Aggregate Commitments.

Within the limits of each Bank's Commitment, and in the case of Bid Rate Loans for amounts exceeding each Bank's Commitment, the Company may borrow, prepay pursuant to Section 2.06 hereof, and reborrow. Loans may be outstanding hereunder as Base Rate Loans, LIBOR Loans, or Bid Rate Loans, or any combination thereof, as selected by the Company pursuant to Section 2.02 hereof. Base Rate Loans and LIBOR Loans shall be made by the Banks ratably in proportion to their projected Unused Commitments as of the date such Loans are to be made. For the purposes of this Section 2.01 and Section 2.02(C), such Unused Commitments shall be projected by determining the Unused Commitment of each Bank as of 12:00 noon, Eastern time on the Business Day on which the Company delivers its notice requesting a Loan and (x) reducing the amount of such Bank's Unused Commitment by the sum of (i) the amount if any of any Bid Rate Loans which it has offered to make on or before the date such new Loan is to be made and which offer the Company has accepted plus (ii) the amount if any of Base Rate Loans and LIBOR Loans which the Company has requested and which such Bank will be obligated to fund on or before the date such new Loan is to be made and (y) increasing the amount of such Bank's Unused Commitment by the sum of (i) the amount, if any, of any Base Rate Loans or LIBOR Loans owing to such Bank for which the Company has given notice that it will prepay on or before the date such new Loan is to be made, plus (ii) the amount if any of any Bid Rate Loans owing to such Bank which are payable on or before the date such new Loan is to be made. A Bank with Loans, including Bid Rate Loans, equal to or exceeding its Commitment will be deemed to have no available Unused Commitment for purposes of ratably apportioning Base Rate Loans and LIBOR Loans. Bid Rate Loans shall be made by the applicable Banks in the amount of their respective bids, which may exceed each respective Bank's Commitment, that are accepted by the Company pursuant to
Section 2.02(C) hereof. The obligations of each Bank hereunder are several (and not joint and several) and the failure of any Bank to perform hereunder shall not result in liability to any other Bank or increase the Commitment of any other Bank.

      SECTION 2.02 Notice and Manner of Borrowing. The Company shall give notice of its intent to borrow hereunder in accordance with the following procedures:

            (A) Base Rate Loans. In the event the Company desires a Base Rate Loan, it shall furnish to the Administrative Agent notice of that fact and of the amount of the Loan no later than 12:30 p.m. Eastern time on the date such Loan is to be made. Such notice shall be in the form attached hereto as Exhibit A.

            (B) LIBOR Loans. In the event the Company desires a LIBOR Loan, it shall furnish notice of that fact to the Administrative Agent no later than 12:30 p.m. Eastern time three Business Days prior to the date such Loan is to be made. Such notice shall be in the form of Exhibit A hereto and shall specify the amount of the Loan, the date the Loan is to be made, and the Interest Period applicable thereto. The Interest Period may, at the Company's option, be either one month, two months, three months, or six months. If on any given day the Company desires more than one LIBOR Loan having different Interest Periods, it may so specify in its notice. The Interest Period may, at the Company's option, extend beyond the Termination Date provided that (i) no Bank is thereby required to extend the Termination Date or renew this Agreement and (ii) if any Bank does not, in its sole discretion, extend, renew, or otherwise continue its commitment on or before the Termination Date then the balance of all LIBOR Loans made by the terminating Bank will be due and payable on the Termination Date and the Company will pay all costs relating to prepayment of LIBOR Loans as set forth in
Section 2.11.


            (C) Bid Rate Loans. In the event the Company desires a Bid Rate Loan, it shall notify each of the Banks of such fact by 11:00 a.m. Eastern time on the date such Loan is proposed to be made. Such notice shall be in the form of Exhibit A or by telephone confirmed in writing in the form of Exhibit A and shall specify the amount of the Loan and the proposed maturity date for such Loan, which maturity date shall not in any event exceed the date which is two hundred seventy (270) days from the date of the making of such Bid Rate Loan (the "Bid Rate Maturity Date"). If the Company desires more than one Bid Rate Loan with different Bid Rate Maturity Dates, it may so request in its notice. However, the maximum number of amounts and Bid Rate Maturities for which bids may be sought on any day may not exceed five and the Company may not solicit bids from the Banks for Bid Rate Loans more than three times per week. In the event a Bank, in its sole discretion in each instance, desires to bid on one or more of the Bid Rate Loans or on a part of one or more of such Loans, it shall, on or before 11:45 a.m. Eastern time on the day that a Bid Rate Loan is to be made notify the Company of such fact in the form attached hereto as Exhibit B or by telephone confirmed in writing in the form of Exhibit B. No Bank may bid more than three times per week. With respect to Bid Rate Loans, no Bank may bid an amount which exceeds the projected aggregate Unused Commitments of all of the Banks, calculated as provided in Section 2.01. The Company shall disregard any quote which is received late. If the Company desires to accept one or more of the bids, it shall furnish notice of such fact to the Bank or Banks that made the bids that were accepted by the Company by 12:30 p.m. Eastern time on the day the bids were made. Such notice shall be in the form of Exhibit C hereto or by telephone confirmed in writing in the form of Exhibit C, and a copy thereof shall be provided to the Administrative Agent provided that the copy submitted to the Administrative Agent shall not include bid rates or loan pricing information. The Interest Period may, at the Company's option, extend beyond the Termination Date provided that (i) no Bank is thereby required to extend the Termination Date or renew this Agreement and (ii) if any Bank does not, in its sole discretion, extend, renew, or otherwise continue its commitment on or before the Termination Date then the balance of all Bid Rate Loans made by the terminating Bank will be due and payable on the Termination Date and the Company will pay all costs relating to prepayment of Bid Rate Loans as set forth in
Section 2.11.

Notwithstanding the above, if any Bank gives the Company notice that the Bank does not intend to make Bid Rate Loans in excess of the Bank's Commitment then, until such time as the Bank rescinds such notice, the Company will not be required to notify the subject Bank with respect to Bid Rate Loans that would exceed the Bank's Commitment. The notice and rescission described in this paragraph must be in writing, substantially in the form of Exhibit D, and will be effective three (3) Business Days after receipt.

All notices by the Company to any Bank provided for above shall be sent by facsimile or if agreed to by the recipient Bank, by e-mail to the e-mail address specified by such Bank, and shall be effective only upon receipt. Notices to the Banks shall be directed as provided in the Bank notice profile attached as Exhibit E. All notices by any Bank to the Company provided for above shall be sent by facsimile or by e-mail to the Company at the e-mail address specified on the signature page for the Company, and shall be effective only upon receipt. Not later than 3:00 p.m. Eastern time on the date (which must be a Business Day) a Loan is to be made: (i) each Bank, in the case of a Base Rate or LIBOR Loan, shall make available directly to the Company its share of the Loan; and (ii) the Bank or Banks whose bid(s) were accepted shall, in the case of Bid Rate Loans, make available directly to the Company the principal amount of the Bid Rate Loan which such Bank or Banks agreed to make. The Administrative Agent shall notify each Bank of its pro rata share of each Base Rate or LIBOR Loan. Such notice shall be given by facsimile no later than 1:00 p.m. Eastern time on, in the case of each Base Rate Loan, the date such Loan is to be made and, in the case of each LIBOR Loan, the date that is three Business Days prior to the date such Loan is to be made. Loans will be made available either by credit to an account maintained by the Company with the Bank or by wire transfer to: (a) such account or accounts as may be authorized on forms supplied by the Bank; or (b) in the absence of such authorization, to Crestar Bank, ABA No. 051000020, account of Southern States Cooperative, Incorporated Account No. 1000780 or such replacement account as the Company shall specify by notice to each of the Banks.

      SECTION 2.03 Interest.

            (A) Rates. The Company agrees to pay interest to each Bank on the outstanding principal balance of such Bank's Loans at a rate per annum as follows:

                  (1) For a Base Rate Loan, at a rate equal at all times to the Base Rate plus the Applicable Margin. Any change in the Base Rate shall be effective as of the opening of business on the day on which such change in the Base Rate becomes effective.

                  (2) For a LIBOR Loan, at a rate equal to the LIBOR Rate plus the Applicable Margin.

                  (3) For a Bid Rate Loan, at the specified fixed rate quoted by the Bank making such Loan and accepted by the Company.

            (B) Calculation and Payment. Interest shall be calculated on the actual number of days each Loan is outstanding on the basis of a year consisting of 360 days. In calculating interest, the date each Loan is made shall be included and the date each Loan is repaid shall, if received before 3:00 p.m. Eastern time, be excluded. Interest shall be payable in immediately available funds directly to each Bank as follows:

                  (1) For each Base Rate Loan, monthly in arrears on the 10th calendar day of the following month and on the Termination Date.

                  (2) For each LIBOR Loan, on the last day of the Interest Period applicable thereto and, in the case of an Interest Period greater than three months, at three-month intervals after the first day of such Interest Period.

                  (3) For each Bid Rate Loan on the Bid Rate Maturity Date.

            (C) Default Rate. Any principal, interest or other amounts not paid when due (whether at maturity, by acceleration, or otherwise) shall bear interest thereafter until paid in full, payable on demand, at a rate per annum equal to:

                  (1) For any such amount payable in respect of a Base Rate Loan and for all other amounts payable hereunder other than in respect of a LIBOR Loan or a Bid Rate Loan from the time of default in payment of such amount and thereafter at a rate equal to the Base Rate plus the Applicable Margin plus 1 and 50/100ths of 1%;

                  (2) For any such amount payable in respect of a LIBOR Loan, at a rate equal to the LIBOR Rate plus the Applicable Margin plus 2% from the time of default in payment of such amount until the end of the then current Interest Period therefor, and thereafter at a rate equal to the Base Rate plus 1 and 50/100ths of 1%;

                  (3) For any such amount payable in respect of a Bid Rate Loan, at a rate equal to the rate quoted by the Bank making such Loan and accepted by the Company plus 2% from the time of default in payment of such amount until the Bid Rate Maturity Date, and thereafter at a rate equal to the Base Rate plus 1 and 50/100ths of 1%.

      SECTION 2.04 Conversions and Renewals. Subject to Section 2.05 hereof and provided no Potential Default or Event of Default has occurred and is continuing, the Company shall have the right, on three Business Day's prior notice to the Administrative Agent (which notice shall be sent by facsimile and shall be effective upon receipt), to convert any Base Rate Loan into a LIBOR Loan or to continue any LIBOR Loan. Such notice must be received by the Administrative Agent no later than 12:30 p.m. Eastern time and shall state (i) the amount to be converted or continued; (ii) the date the conversion is to be effective (which date must be a Business Day); and (iii) the Interest Period applicable thereto (which period must expire on or prior to the Termination Date; provided, however, that such Interest Period may, at the Company's option, extend beyond the Termination Date provided further that (i) no Bank is thereby required to extend the Termination Date or renew this Agreement and (ii) if any Bank does not, in its sole discretion, extend, renew, or otherwise continue its commitment on or before the Termination Date then the balance of all LIBOR Loans made by the terminating Bank will be due and payable on the Termination Date and the Company will pay all costs relating to prepayment of LIBOR Loans as set forth in Section 2.11.). The Administrative Agent shall promptly send a copy of such notice to each Bank. Any LIBOR Loan which is not continued as provided above shall, on the last day of the Interest Period applicable thereto, automatically be converted to a Base Rate Loan. Bid Rate Loans may not be converted and may not be continued unless; (a) the Company requests bids pursuant to Section 2.02(C) hereof; (b) the Bank that made the Bid Rate Loan bids on the new Loan request; and (c) the Company accepts such bid. Unless continued in that manner, each Bid Rate Loan shall be repaid on the Bid Rate Maturity Date; and if for any reason such Loan is not repaid on such date, then such Loan shall bear interest until repaid at the rate set forth in Section 2.03(C) hereof.

      SECTION 2.05 Minimum Amounts. Each Loan and each conversion or continuation thereof shall be in an amount at least equal to $3,000,000 and in integral multiples of $1,000,000; provided, however, that Bid Rate Loans made by any Bank may be in an amount equal to the lesser of $3,000,000 or that Bank's Unused Commitment at the time that Bank furnishes its bid.

      SECTION 2.06 Principal Payments.

      (A) Voluntary Prepayments. The Company may prepay Base Rate or LIBOR Loans, but not Bid Rate Loans. In the event the Company desires to prepay any LIBOR or Base Rate Loan, it shall furnish to each Bank written or facsimile notice of that fact (which notice shall be effective upon receipt and irrevocable) by: (i) in the case of Base Rate Loans, 11:30 a.m. Eastern time on the date such Loan is to be prepaid; and (ii) in the case of LIBOR Loans, 11:30 a.m. Eastern time two Business Days prior to the date such Loan is to be prepaid. To the extent so authorized, prepayments may be made in whole (with accrued interest to the date of prepayment), or in part (without accrued interest); provided, however, that: (i) partial prepayments must be in a minimum amount of $1,000,000 with amounts in excess thereof in increments of $100,000, and the portion of the Loan not prepaid must meet the minimum requirements of
Section 2.05 hereof; and (ii) in the event the Company prepays any LIBOR Loan prior to the last day of the Interest Period applicable thereto, the Company must compensate the Bank receiving the prepayment in the manner set forth in
Section 2.11 hereof. All payments of principal and fees contemplated herein shall be made directly to each Bank in the same proportion that each Bank contributed to the Loan when it was made.

      (B) Mandatory Payments. The Company shall repay the outstanding principal amount of all Loans in full, together with all accrued but unpaid interest thereon and all other amounts due and owing hereunder and under the other Loan Documents, on the Termination Date, provided, however that the Company shall not be obligated to pay on the Termination Date the principal of, or any accrued and unpaid interest on, any LIBOR Loan or Bid Rate Loan, the Interest Period of which extends beyond the Termination Date, made by any Bank that has extended, renewed or otherwise continued its commitment as provided in Section 2.02(B),
Section 2.02(C) or Section 2.04 hereof. If at any time the outstanding principal amount of all Loans exceeds the Aggregate Commitments, the Company shall repay such excess, provided, that any repayment of outstanding Bid Rate Loans shall be made after the Company has first repaid any and all outstanding LIBOR Loans and Base Rate Loans. Each repayment pursuant to the immediately preceding sentence shall be accompanied by any amount required to be paid pursuant to Section 2.11.

      SECTION 2.07  Fees.

            (A) In order to compensate the Administrative Agent and the Documentation Agent for its obligations hereunder, the Company agrees to pay to
(i) the Administrative Agent, for its own account, the annual administration fees set forth in the Commitment Letter and Summary of Terms and Conditions dated November 20, 1998 (collectively, the "Term Sheet"), by and among the Company, Statesman, the Agents and the Lead Arranger, which fees shall be payable in equal quarterly installments at the end of each fiscal quarter of the Company, with the first such installment due and payable on March 31, 1999, and
(ii) the Lead Arranger, for its own account, the fees set forth in the fee letter dated November 20, 1998 (the "Lead Arranger Fee Letter"), between Lead Arranger and the Company at the times specified therein for payment; provided that the terms of the Term Sheet and the Lead Arranger Fee Letter shall not be incorporated herein except as to the amount of fees payable to the Agent and the Lead Arranger and the time of payment as contemplated herein and therein.

            (B) The Company shall pay to each Bank a facility fee in an amount equal to, for each Bank, the Facility Fee Percentage of the amount of that Bank's Commitment from and after the Closing Date to the Termination Date whether or not there is usage under the facility. The facility fee will be accrued and payable quarterly in arrears (calculated on a 360-day basis), with the first such payment due and payable on March 31, 1999.

      SECTION 2.08. Notes. All Loans made by each Bank under this Agreement shall be evidenced by, and repaid with interest in accordance with a promissory note of the Company in substantially the form of Exhibit F-1 attached hereto for Base Rate Loans and LIBOR Loans and a promissory note in substantially the form of Exhibit F-2 attached hereto for Bid Rate Loans, in each case, duly completed, dated the date such Bank becomes a Bank, in the amount of such Bank's Commitment, and payable to such Bank (collectively, the "Notes"). Each Bank is hereby authorized to endorse on the schedule attached to the Note held by it the date and amount of each Loan, the type of Loan, the applicable Interest Period, and, in the case of Bid Rate Loans, the interest rate on and the Bid Rate Maturity Date of the Loan, and each conversion, continuation, and payment of principal amount received by such Bank, provided, however, that the failure to make such notation shall not limit or otherwise affect the obligations of the Company under this Agreement or the Note held by such Bank. Each Bank agrees that prior to the assignment of any Note, it will endorse the schedule attached to its Note. The records of the Bank reflecting such endorsements shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of all Loans owed to the Bank.


      SECTION 2.09. Use of Proceeds. The proceeds of the Loans will be used by the Company (a) on the Closing Date to refinance up to (but not more than) $118,313,487 in aggregate principal amount of indebtedness incurred by the Company under the Bridge Loan Facility (the "Bridge Loan Refinancing"), (b) refinance certain other existing indebtedness of the Company, and (c) to provide financing for working capital and permitted capital expenditures of the Company, including the payment of consideration for acquisitions permitted by this

Agreement and the payment of fees and expenses incurred in connection with the transactions contemplated hereby. The Company shall not, directly or indirectly, use any part of the proceeds of any Loan to: (i) refinance or repay all or any portion of principal indebtedness incurred by the Company under the Bridge Loan Facility other than in connection with (I) the Bridge Loan Refinancing, and (II) the repayment of principal under the Bridge Loan Facility in an amount equal to the lesser of (x) the actual amount of all underwriting discounts, fees and commissions, if any, paid in cash by the Company after the Closing Date from the gross proceeds of any and all issuances of Junior Preferred Securities occurring after the Closing Date, and (y) an amount equal to the product of 0.035 times the gross proceeds of any and all issuances of Junior Preferred Securities occurring after the Closing Date; or (ii) for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or to extend credit to any Person for the purpose of purchasing or carrying any such margin stock, or for any purpose which violates, or is inconsistent with, Regulation X of such Board of Governors.

      SECTION 2.10  Method of Payment; Limitation on Set Off and Tax
Withholding.

            (A) Method of Payment. The Company shall make each payment under this Agreement and the Notes not later than 3:00 p.m. Eastern time on the date when due in lawful money of the United States and in immediately available funds. The Company hereby authorizes each Bank, if and to the extent payment is not made when due, to charge from time to time against any account of the Company with such Bank any amount so due. If any payment date is stated to be due on a day which is not a Business Day, then such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of the payment of interest.

            (B) Limitation on Set Off and Tax Withholding. Without limiting any other provision of this Agreement, all payments (including, without limitation, principal, interest and/or fees) made under or pursuant to this Agreement or any Note shall be made by the Company without regard to any rights of set off or counterclaim and in such amounts as may be necessary in order that all such payments (after deduction or withholding for or on account of any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any governmental authority, other than any tax on or measured by the net income of a Bank pursuant to the income tax laws of the United States or of the jurisdictions where such Bank's principal office is located (collectively, "Taxes")) shall not be less than the amounts otherwise specified to be paid under this Agreement and/or the Notes. If the Company is required by law to make any deduction or withholding on account of Taxes from any payment due hereunder (principal, interest or otherwise), then the amount payable will be increased to such amount which, after deduction from such increased amount of all amounts required to be deducted or withheld therefrom, will not be less than the amount otherwise due and payable. Without prejudice to the foregoing, if any Bank or the Administrative Agent is required to make any payment on account of Taxes, the Company will, upon notification by the Bank or the Administrative Agent, promptly indemnify such person against such Taxes together with any interest, penalties and expenses payable or incurred in connection therewith.

      SECTION 2.11. Indemnity. The Company shall indemnify each Bank against any loss, cost or expense which such Bank may sustain or incur as a consequence of
(a) any failure by the Company to borrow or to continue, convert or extend any Loan hereunder after notice of such borrowing, continuing, conversion or extension has been given pursuant to Section 2.02, or 2.04, or (b) any payment, prepayment or conversion by the Company of a LIBOR Loan or Bid Rate Loan required by any other provision of this Agreement or otherwise made or deemed made on a date other than the last day of the Interest Period or the Bid Rate Maturity Date applicable thereto. In the case of any such event, the Company shall, upon demand by such Bank (with a copy of such demand to the Administrative Agent), pay to such Bank any amounts required to compensate such Bank for any reasonable loss, cost or expense which such Bank may incur as a result of such action or inaction by the Company, including, without limitation, any reasonable loss, cost, or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Bank to fund or maintain such Loan or proposed Loan. Each determination by a Bank under this Section 2.11 shall be in good faith and shall be conclusive absent manifest error.

      SECTION 2.12. Additional Costs. The Company shall pay directly to each Bank within fifteen (15) days of a request for payment under this Section 2.12, such amounts as such Bank may determine in good faith to be necessary to compensate it for any increased costs which such Bank determines are attributable to its making or maintaining any LIBOR Loan, or its obligation to convert any Base Rate Loan to a LIBOR Loan hereunder, or any reduction in any amount receivable by such Bank hereunder in respect of any such LIBOR Loan or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which:

            (A) Changes the basis of taxation of any amounts payable to such Bank under this Agreement or the Notes in respect of any such LIBOR Loan (other than changes in the rate of income tax imposed on such Bank or its Applicable Lending Office by the jurisdiction in which such Bank has its principal office or such Applicable Lending Office); or

            (B) Imposes or modifies any reserve, special deposit, deposit insurance or assessment, minimum capital, capital ratio or similar requirements relating to any extensions of credit of the type specified herein which is not included in the computation of "LIBOR Rate" provided that the Company shall have no obligation to pay any such amount to any Bank unless such Bank shall have provided the Company with written notice of such Regulatory Change and a detailed computation of the interest rate change within thirty (30) days of when the Bank becomes aware of such Regulatory Change.

      Without limiting the effect of the provisions of the first paragraph of this Section 2.12, in the event that, by reason of any Regulatory Change, any Bank either (1) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Bank which includes deposits by reference to which the LIBOR Loan is determined as provided in this Agreement or a category of extensions of credit or other assets of such Bank which includes loans based on the LIBOR Loan; or
(2) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Bank so elects by notice to the Company (with a copy to the Administrative Agent), the obligation of such Bank to make or continue, or to convert Base Rate Loans into LIBOR Loans, shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 2.15 hereof shall be applicable).

Each Bank agrees to allocate increased costs charged to the Company pursuant to this Section 2.12 among its similarly situated borrowers in good faith and on an equitable basis.

      Determinations and allocations by such Bank for purposes of this Section
2.12 of the effect of any Regulatory Change pursuant to the first or second paragraph of this Section 2.12, on its costs or rate of return of maintaining the LIBOR Loans or on amounts receivable by it in respect of the LIBOR Loans, and the amounts required to compensate such Bank under this Section 2.12, shall be conclusive absent manifest error.

      SECTION 2.13. Limitation on Types of Advances. Anything herein to the contrary notwithstanding, if, on or prior to the determination of the LIBOR Rate for any Interest Period:

            (A) The Administrative Agent determines (which determination shall be conclusive) that quotations of interest rates in the definition of "LIBOR Base Rate" in Section 1.01 hereof are not being provided for the relevant maturities for purposes of determining rates of interest for LIBOR Loans, as provided in this Agreement; or

            (B) Any Bank determines (which determination shall be conclusive) that the relevant rates of interest referred to in the definition of "LIBOR Base Rate" in Section 1.01 hereof, upon the basis of which the rate of interest for LIBOR Loans for such Interest Period is to be determined, do not adequately cover all the LIBOR funding costs to such Bank of making or maintaining such LIBOR Loan for such Interest Period (and such Bank shall provide written notice and justification of its determination to Administrative Agent which can be shared with the Company);

then the Administrative Agent shall give the Company prompt notice thereof, and so long as such condition remains in effect, in the case of subsection (A) above, the Banks, and in the case of subsection (B) above, the Bank that makes the determination, shall be under no obligation to make LIBOR Loans, convert Base Rate Loans into LIBOR Loans, or continue LIBOR Loans, and the Company shall, without penalty, on the last day of the then current applicable Interest Period for each outstanding LIBOR Loan, either prepay such LIBOR Loan owing to such Bank, or convert such LIBOR Loan into a Base Rate Loan in accordance with
Section 2.04.


      SECTION 2.14. Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Bank or its Applicable Lending Office to honor its obligation to make or maintain LIBOR Loans hereunder or convert Base Rate Loans into LIBOR Loans, then such Bank shall promptly notify the Administrative Agent and the Company thereof and such Bank's obligation to make or continue, or to convert Base Rate Loans into, LIBOR Loans, shall be suspended until such time as such Bank may again make and maintain LIBOR Loans (in which case the provisions of Section 2.15 hereof shall be applicable).

      SECTION 2.15. Treatment of Affected Loans. If the obligations of any Bank to make or continue LIBOR Loans, or to convert Base Rate Loans into LIBOR Loans are suspended pursuant to Sections 2.12, 2.13 or 2.14 hereof (Loans so affected being herein called "Affected Loans"), such Bank's Affected Loans shall be automatically converted into Base Rate Loans on the last day(s) of then current Interest Period(s) for the Affected Loans (or, in the case of a conversion required as a result of Section 2.14, on such earlier date as such Bank may specify to the Company if in such Bank's judgment such conversion is necessary to comply with such change in Law).

      To the extent that such Bank's Affected Loans have been so converted, all payments and prepayments of principal which would otherwise be applied to such Bank's Affected Loans shall be applied instead to its Base Rate Loans. All Loans which would otherwise be made or continued by such Bank as LIBOR Loans shall be made or continued instead as Base Rate Loans and, all Base Rate Loans of such Bank which would otherwise be converted into LIBOR Loans shall remain as Base Rate Loans.

      SECTION 2.16. Capital Adequacy. If any Bank shall have determined that, after the date hereof, the adoption of any applicable Law regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of Law) of any such Governmental Authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its parent) could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy existing on the date of this Agreement) by an amount deemed by such Bank to be material, then from time to time, within fifteen (15) days after written demand by such Bank (with a copy to the Administrative Agent), the Company shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its parent) for such reduction. A certificate of any Bank claiming compensation under this Section shall be conclusive in the absence of manifest error.


      SECTION 2.17. Investment in CoBank. The Company agrees to make such investment in CoBank as may from time to time be required in accordance with the Farm Credit Act of 1971, as amended, the regulations of the Farm Credit Administration, the bylaws of CoBank, and the capital plan of CoBank as adopted by CoBank's board of directors, all as may be amended from time to time. CoBank's pro rata share of the Loans and other obligations due to CoBank shall be secured by a statutory first lien on all equity which the Company may now own or hereafter acquire in CoBank. Such equity shall not, however, constitute security for the obligations due to any other Bank. CoBank shall not be obligated to set off or otherwise apply such equities to the Company's obligations to CoBank.

      SECTION 2.18. Reduction of Commitments. Upon at least five (5) calendar days prior written notice to the Administrative Agent, the Company shall have the right, without premium or penalty, to terminate the Commitments, in whole or in part, provided that:

            (A) (i) Any such termination shall apply to ratably and permanently reduce the Commitment of each Bank, (ii) no voluntary prepayment of Bid Rate Loans will be permitted, (iii) any partial termination shall be in an aggregate amount of at least $10,000,000 and integral multiples of $5,000,000 in excess thereof, (iv) after a partial termination of Commitments, any Bank with Bid Rate Loans outstanding in excess of its reduced Commitment will be deemed to have made a Bid Rate Loan in excess of its Commitment as provided in Section 2.01,
(v) to the extent a prepayment results from a whole or partial termination of the Commitments, the Company will pay all costs relating to prepayment of a LIBOR Loan as set forth in Section 2.11 and (vi) the Company shall comply with the provisions of Section 2.06(B); and

            (B) If after a partial termination of the Commitments, one or more Banks has outstanding Base Rate Loans and LIBOR Loans, in the aggregate, in excess of the such Bank's reduced Commitment then the Company shall reduce, by prepayment, the subject Base Rate Loans and LIBOR Loans to the amount of such Bank's Commitment on the effective date of any such partial termination; and

            (C) If after a partial termination of the Commitments, no Bank has outstanding Base Rate Loans and LIBOR Loans, in the aggregate, in excess of the Bank's reduced Commitment, then, unless otherwise required under Section 2.06(B), no prepayment shall be required by the Company in connection with such partial termination of the Commitments.

            (D) Upon a reduction in the Commitments, the facility fee, as described in Section 2.07, will be determined based on the reduced Commitments and, accordingly, the facility fee for each Bank will be reduced.


                                 ARTICLE III
                              CONDITIONS PRECEDENT

      SECTION 3.01. Conditions Precedent to Initial Use of the Commitments on and after the Closing Date. The obligation of the Banks on or after the Closing Date to make the initial Loans is subject to the conditions precedent that the Administrative Agent shall have received on or before the Closing Date each of the following documents, in form and substance satisfactory to the Administrative Agent, each Bank and their respective counsel, and each of the following requirements shall have been fulfilled:

            (A) Evidence of Due Organization and all Corporate Actions by the Company. A certificate of the Secretary or Assistant Secretary of the Company dated the Closing Date, attesting to the certificate of incorporation of the Company and all amendments thereto, to the amended bylaws of the Company, and to all corporate actions taken by the Company, including resolutions of its board of directors, authorizing the execution, delivery, and performance of the Loan Documents, and each document to be delivered pursuant to the Loan Documents.

            (B) Incumbency and Signature Certificate of the Company. A certificate of the Secretary or Assistant Secretary of the Company, dated the Closing Date, certifying the names and true signatures of the officers of the Company authorized to sign the Loan Documents, and any documents to be delivered pursuant to the Loan Documents.

            (C) Good Standing Certificate of the Company. A certificate, dated within ten (10) Business Days of the Closing Date, from the Secretary of State (or other appropriate official) of the jurisdiction of incorporation of the Company certifying as to the due incorporation and good standing of the Company.

            (D) Notes. The Notes for each Bank, duly executed by the Company.

            (E) Opinion of Counsel for Company. A favorable opinion of Mays & Valentine, L.L.P., counsel for the Company, dated the Closing Date substantially in the form of Exhibit G.

            (F) Payment of Fees. Payment in full to the Agents of all fees required to be paid as of such date pursuant to the terms of the Term Sheet, this Agreement and any other Loan Document. Payment in full to the Lead Arranger, for its own account, of all fees required to be paid as of such date pursuant to the terms of the Lead Arranger Fee Letter at the times specified therein for payment.

            (G) Officer's Certificate. The following statements shall be true and the Administrative Agent shall have received a certificate signed by a duly authorized officer of the Company dated the Closing Date stating that:

                  (1) The representations and warranties contained in this Agreement are, as of the Closing Date, as though made on and as of such date, correct in all material respects; and

                  (2) No Potential Default or Event of Default has occurred and is continuing.

            (H) Due Diligence and Additional Documentation. The Agents shall have received and reviewed all requested information and documents necessary for the completion of their due diligence review of the Company, and the results of such due diligence review shall be satisfactory to each of the Agents. The Company shall have obtained and executed and delivered to the Administrative Agent, such other approvals, opinions, or documents as any Bank may reasonably request.

            (I) No Material Adverse Change. Since June 30, 1998, there shall not have occurred any material adverse change in the condition (financial or otherwise), operations, properties, assets, business, liabilities (actual or contingent) or prospects of the Company or any of its Subsidiaries, taken as a whole, or any event or condition that has had or could be reasonably expected to have a Material Adverse Effect. There shall not have occurred any material disruption of or material adverse change in financial, banking or capital market conditions that, in the sole judgment of the Agents or the Lead Arranger, could materially impair the syndication of the Credit Facility.

            (J) Absence of Litigation. No litigation by any Person or Governmental Authority shall be pending or threatened against the Company (i) with respect to the Credit Facility or any of the Loan Documents executed in connection therewith or the transactions contemplated thereby, or (ii) which could reasonably be expected to have a Material Adverse Effect.

            (K) Minimum Rating. The Company shall have achieved a corporate rating of BB+ or better from Standard & Poor's and Ba1or better from Moody's, such rating shall then be in effect and no downgrading shall have occurred in such rating by either of such rating agencies.

            (L) Additional Documentation; Financial Statements. Such other approvals, opinions, or documents as the Agents or any Bank may reasonably request. The Agents and each Bank shall have received recent annual and interim financial statements and other financial information with respect to the Company and its consolidated Subsidiaries, in each case, prepared in accordance with GAAP. Without limitation of the foregoing, the Agents and each Bank shall have received (A) audited consolidated financial statements for the Company and its consolidated Subsidiaries for the fiscal year ended June 30, 1998, and (B) unaudited consolidated financial statements for the Company and its consolidated Subsidiaries for the fiscal quarter ended September 30, 1998 and the five-month period ended November 30, 1998.

            (M) Other Credit Facilities. The Company shall have terminated the line of credit facilities in place prior to the Closing Date as set forth on
Schedule 3.01(M) hereto and all obligations of the Company under such line of credit facilities shall have been paid in full, except for the following line of credit facilities which shall not be terminated, but shall remain outstanding in accordance with their terms (the "Continuing Credit Facilities"): (i) that the line of credit provided by CoBank to the Company pursuant to that certain Consolidating Supplement (designated as Loan No. E131TO2) to the Master Loan Agreement dated February 1, 1997, by and between CoBank and the Company; (ii) that certain Line of Credit Agreement No. S-4308 dated January 29, 1992, provided by CoBank to the Company, in the amount of $10,000,000; (iii) that certain Loan Agreement No. T-4391 dated January 18, 1994, provided by Wetsel, Inc. to the Company, in the amount of $3,000,000; and (iv) the overnight line of credit currently provided by Crestar Bank to the Company. Without limiting the foregoing, prior to or simultaneously with any funding of the initial Loans, the Administrative Agent shall have received evidence in form and substance reasonably satisfactory to the Administrative Agent, that with the proceeds of the initial Loans $118,313,487 in aggregate principal amount of indebtedness incurred by the Company under the Bridge Loan Facility evidenced by the Bridge Loan Agreement and any loan documents executed by the Company in connection therewith has been paid.

            (N) Amendment to Bridge Loan Agreement. The Company and the other parties to the Bridge Loan Agreement shall have entered into an amendment, in form and substance satisfactory to the Agents and the Banks (the "Bridge Loan Amendment"), pursuant to which effective as of the Closing Date: (i) the aggregate term loan commitment of the lenders thereunder shall be reduced to a principal amount not to exceed the amount available for drawing under the Rabobank Letter of Credit (after giving effect to the prepayment required to be made on the Closing Date pursuant to Section 3.01(M) of this Agreement), and

(ii) the Company shall be required to repay (without penalty) the principal amount of any outstanding term loans under the Bridge Loan Agreement with the entire proceeds from any draws at any time, and from time to time, made under the Rabobank Letter of Credit. The Agents shall have received a copy of the fully executed Bridge Loan Amendment.

            (O) Financing Services and Contributed Capital Agreements. The Financing Services and Contributed Capital Agreements shall be in full force and effect and shall be in form and substance satisfactory to the Agents, the Lead Arranger and their respective legal counsel.

            (P) Satisfaction of Conditions to the Closing of the Statesman Credit Facility. All of the conditions precedent to the closing of, and the initial funding of any loans under, the Statesman Credit Facility as described in the Statesman Term Sheet shall have been satisfied in full.

            (Q) Lending Commitments. The Company and Statesman shall have received lending commitments from financial institutions satisfactory to the Agents of not less than $400,000,000 in the aggregate for this Credit Facility and the Statesman Credit Facility.


            (R) Pay Proceeds Letter. The Company shall have executed and delivered to the Administrative Agent and each Bank a pay proceeds letter dated the Closing Date (the "Pay Proceeds Letter"), in form and substance satisfactory to the Administrative Agent and the Banks.

      SECTION 3.02. Conditions Precedent to Each Loan. The obligations of the Banks to make each Loan after the Closing Date shall be subject to the further conditions precedent that on the date of providing such Loan;

            (A) The following statements shall be true:

                  (1) All the representations and warranties contained in
Article IV of this Agreement, and each of the other Loan Documents are, as of the date of such Loan, correct; and

                  (2) No Potential Default or Event of Default has occurred and is continuing hereunder or would result from providing such Loan;

            (B) Appropriate notices with respect to funding have been made to either the Banks or the Administrative Agent as appropriate.

      SECTION 3.03. Deemed Representation. Each request for a Loan and acceptance by the Company of any proceeds of such Loan, as the case may be, shall constitute a representation and warranty that on the date of each request and on the date each Loan is made or issued: (1) all of the representations and warranties contained in Article IV of this Agreement and the other Loan Documents are correct and (2) no Potential Default or Event of Default has occurred and is continuing hereunder or would result from such Loan.


                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

      The Company represents and warrants to each Bank that:

      SECTION 4.01. Incorporation, Good Standing, and Due Qualification. The Company is duly incorporated, validly existing, and in good standing under the laws of the jurisdiction of its incorporation; has the corporate power and authority to own its assets and to transact the business in which it is now engaged or proposed to be engaged in; and is duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction in which such qualification is required.

      SECTION 4.02. Corporate Power and Authority. The execution, delivery, and performance by the Company of the Loan Documents have been duly authorized by all necessary corporate action and do not and will not (1) require any consent or approval of the stockholders of the Company, of any Governmental Authority or of any other Person; (2) contravene the Company's charter or bylaws; (3) violate any provision of any Law, order, writ, judgment, injunction, decree, determination, or award presently in effect having applicability to the Company;
(4) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease, or instrument to which the Company is a party or by which it or its properties may be bound or affected;
(5) except as contemplated by this Agreement, result in or require the creation or imposition of any Lien, upon or with respect to any of the properties now owned or hereafter acquired by the Company; or (6) cause the Company to be in default under any such Law, order, writ, judgment, injunction, decree, determination, or award or any such indenture, agreement, lease, or instrument.

      SECTION 4.03. Legally Enforceable Agreement. This Agreement and each of the other Loan Documents are legal, valid, and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors' rights generally.

      SECTION 4.04. Financial Statements. The audited balance sheet of the Company and its consolidated Subsidiaries as of June 30, 1998, and the related statements of operations, patrons' equity, and cash flows of the Company and its consolidated Subsidiaries for the fiscal year then ended, and the accompanying footnotes, together with the opinion thereon, dated August 31, 1998 (except as to note 19, for which the date is October 13, 1998), of PricewaterhouseCoopers LLP, independent certified public accountants, the unaudited balance sheet of the Company and its consolidated Subsidiaries as of September 30, 1998 and November 30, 1998, and the related statements of operations of the Company and its consolidated Subsidiaries for the periods then ended, copies of which have been furnished to each Bank, in each case, are complete and fairly present the financial condition of the Company and its consolidated Subsidiaries as of such date and the results of the operations of the Company and its consolidated Subsidiaries for the period covered by such statements, all in accordance with GAAP (except that the interim financial statements for the quarterly period ending September 30, 1998 and for the five-month period ended November 30, 1998 are subject to year-end adjustments) consistently applied, and since June 30, 1998, there has been no material adverse change in the financial condition of the Company and its consolidated Subsidiaries. There are no liabilities of the Company and its consolidated Subsidiaries, fixed or contingent, which are material but are not reflected in the financial statements or in the notes thereto. No information, exhibit, or report furnished by the Company to any Bank in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statement contained therein not materially misleading.

      SECTION 4.05. Labor Disputes and Acts of God. Neither the business nor the properties of the Company are affected by any fire, explosion, accident, strike, lockout, or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy, or other casualty (whether or not covered by insurance), which has resulted in or might reasonably be expected to result in a material adverse change in the business properties, assets, operations, or condition, financial or otherwise, of the Company.

      SECTION 4.06. Other Agreements. The Company is not a party to any indenture, loan or credit agreement, or to any lease or other agreement or instrument, or subject to any charter or corporate restriction, which could have a Material Adverse Effect. The Company is not in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument material to its business to which the Company is a party.

      SECTION 4.07. Litigation. To the knowledge of the executive officers of the Company, there are no pending or threatened actions or proceedings against or affecting the Company before any court, governmental agency, or arbitrator, which might reasonably be expected to, in any one case or in the aggregate, materially adversely affect the financial condition of the Company or the ability of the Company to perform its obligation under the Loan Documents.

      SECTION 4.08. No Defaults on Outstanding Judgments or Orders. The Company has satisfied all judgments in excess of $1,000,000 (not covered by insurance), and the Company is not in default with respect to any judgment, writ, injunction, decree, rule, or regulation of any court, arbitrator, or federal, state, municipal, or other Governmental Authority, commission, board, bureau, agency, or instrumentality, domestic or foreign which might reasonably be expected to result in a material adverse change in the business prospects or financial condition of the Company.

      SECTION 4.09. Ownership and Liens. The Company has title to, or valid leasehold interests in, all of its properties and assets, real and personal, including the properties and assets and leasehold interests reflected in the financial statements referred to in Section 4.04 (other than any properties or assets disposed of in the ordinary course of business), and none of the properties and assets owned by the Company and none of its leasehold interests are subject to any Lien, except such as may be permitted pursuant to Section
6.01 of this Agreement.

      SECTION 4.10. Subsidiaries, Affiliates, and Ownership of Stock. On the date hereof, the Company does not have any Subsidiaries other than as described in Schedule 4.10. Set forth in Schedule 4.10 is a complete and accurate list of the Subsidiaries and Affiliates of the Company, showing the jurisdiction of incorporation or formation of each and showing the percentage of the Company's ownership of the outstanding stock or other interest of each Subsidiary and Affiliate. All of the outstanding capital stock or other ownership interest of each Subsidiary and Affiliate owned by the Company has been validly issued, is fully paid and nonassessable, and is owned by the Company free and clear of all Liens except for those Liens permitted under Section 6.01 hereof.

      SECTION 4.11. ERISA. The Company is in compliance in all material respects with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan; no notice of intent to terminate a Plan has been filed, nor has any Plan been terminated; no circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings; neither the Company nor any ERISA Affiliate has any liability arising from the complete or partial withdrawal from a Multiemployer Plan, the Company and each ERISA Affiliate have met their minimum funding requirements under ERISA with respect to all of their Plans and the present value of all vested benefits under each Plan does not exceed the fair market value of all Plan assets allocable to such benefits, as determined on the most recent valuation date of the Plan and in accordance with the provisions of ERISA; and neither the Company nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA.

      SECTION 4.12. Operation of Business. The Company possesses all material licenses, permits, franchises, patents, copyrights, trademarks, and trade names, or rights thereto, to conduct its business substantially as now conducted and as presently proposed to be conducted, and the Company is not in violation of any rights of others with respect to any of the foregoing.

      SECTION 4.13. Taxes. The Company has filed all tax returns (federal, state, and local) required to be filed and has paid all taxes, assessments, and governmental charges and levies shown thereon to be due, including interest and penalties.

      SECTION 4.14. Compliance With Laws. The Company has duly complied in all material respects with all applicable Laws. Without limiting the foregoing, the Company has duly complied in all material respects with, and its businesses, operations, assets, equipment, property, leaseholds, or other facilities are in compliance in all material respects with, the provisions of all federal, state, and local environmental, health, and safety Laws. The Company has been issued all federal, state, and local permits, licenses, certificates, and approvals required in any material respect for the operation of its business.

      SECTION 4.15. Existing Obligors; Existing Debt and Guarantees. Set forth in Schedule 4.15 is a complete and accurate list of (i) all Existing Obligors and the Total Exposure of the Company with respect to each such Obligor, (ii) all Debt of the Company (which schedule shall identify the nature of such Debt, the name of the lender, the principal amount outstanding and whether or not such Debt is secured), and (iii) all Guarantees of the Company (which schedule shall identify the nature of such Guarantees, the beneficiaries of such Guarantees, the amount of the obligation guaranteed thereunder and whether or not the obligations of the guarantors under such Guarantees are secured), in each case, as of the date of this Agreement.

      SECTION 4.16. Directors, Executive Officers, Principal Shareholders. No director, executive officer or principal shareholder of the Company or any Affiliate is a director, executive officer or principal shareholder of any Bank except for Wayne Boutwell, who is a director of Crestar Bank, James A. Kinsey who is a director of the Company and Richard Price who is a director of the Company and CoBank. For the purposes hereof the terms "director", "executive officer", and "principal shareholder" (when used with reference to any Bank) have the respective meanings assigned thereto in Regulation O issued by the Board of Governors of the Federal Reserve System.

      SECTION 4.17. Year 2000 Compliance. The Company has (i) initiated a review and assessment of all areas within its business and operations (including those affected by suppliers, vendors and customers) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Company (or its suppliers, vendors and customers) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to, on and after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with the timetable. Based on the foregoing, the Company believes that all computer applications (including those of its suppliers, vendors and customers) that are material to its business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 compliant"), except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.

      SECTION 4.18. Margin Stock. The Company is not engaged principally or as one of its significant activities in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each such term is defined or used in Regulation U of the Board of Governors of the Federal Reserve System). The Company will not, directly or indirectly, use any part of the proceeds of the Loans for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or to extend credit to any Person for the purpose of purchasing or carrying any such margin stock, or for any purpose which violates, or is inconsistent with, Regulation X of such Board of Governors.

      SECTION 4.19. Government Regulation. The Company is not an "investment company" or a company "controlled" by an "investment company" (as each such term is defined or used in the Investment Company Act of 1940, as amended) and the Company is not, nor after giving effect to any Loan will it be, a "Holding Company" or a "Subsidiary Company" of a "Holding Company" or an "Affiliate" of a "Holding Company" within the respective meanings of each of the quoted terms of the Public Utility Holding Company Act of 1935 as amended, or any other applicable Law which materially limits its ability to incur or consummate the transactions contemplated hereby.



                                  ARTICLE V
                            AFFIRMATIVE COVENANTS

      So long as any of the Notes shall remain unpaid, or any Bank shall have any Commitment hereunder, or any other amount is owing by the Company to any Bank hereunder, the Company will:

      SECTION 5.01. Maintenance of Existence. Preserve and maintain its corporate existence and good standing in the jurisdiction of its incorporation, and qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is required.

      SECTION 5.02. Maintenance of Records. Keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company.

      SECTION 5.03. Maintenance of Properties. Maintain and preserve all of its properties (tangible and intangible) that are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted.

      SECTION 5.04. Conduct of Business. Continue to engage in a business of the same general type as conducted by it on the date of this Agreement, or reasonably related thereto, or as contemplated by the Financing Services and Contributed Capital Agreements.

      SECTION 5.05 Maintenance of Insurance. Maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business and similarly situated.

      SECTION 5.06. Compliance with Laws. Comply in all material respects with all applicable Laws. Without limiting the foregoing, the Company will: (i) comply in all material respects, and cause all Persons occupying or present on any of its properties to so comply, with all applicable environmental, health and safety Laws; and (ii) pay before the same become delinquent all taxes, assessments, and governmental charges imposed upon it or its property, except to the extent provided in Section 6.01(C) hereof.

      SECTION 5.07. Right of Inspection. At any reasonable time and from time to time, upon reasonable notice, permit any Agent, any Bank or any agent or representative thereof to examine and make copies of and abstracts from its records and books of account, visit its properties and discuss its affairs, finances, and accounts with any of its respective officers, directors and independent accountants.

      SECTION 5.08. Employee Benefit Plans. Make or cause to be made all payments or contributions to all Plans covered by Title IV of ERISA which are necessary to enable those Plans to continuously meet all minimum funding standards or requirements.

      SECTION 5.09. Eligibility, Etc. Maintain its eligibility to borrow from CoBank and purchase such equity in CoBank as provided in Section 2.17 hereof.

      SECTION 5.10. Reporting Requirements. Furnish to the Administrative Agent for distribution to each of the Banks:

            (A) Quarterly Financial Statements. As soon as available, and in any event within 45 days after each fiscal quarter end of the Company (other than June), a balance sheet of the Company and its consolidated Subsidiaries as of the end of such fiscal quarter, and related consolidated statements of operations of the Company and its consolidated Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such fiscal quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the previous fiscal year and all prepared in accordance with GAAP consistently applied and certified by the chief financial officer of the Company (subject to year-end adjustments).

            (B) Annual Financial Statements. As soon as available and in any event within 90 days after the end of each fiscal year of the Company, a balance sheet of the Company and its consolidated Subsidiaries as of the end of such fiscal year, and related consolidated statements of operations, patrons' equity, and cash flows of the Company and its consolidated Subsidiaries for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the prior fiscal year and all prepared in accordance with GAAP consistently applied and, audited in accordance with generally accepted auditing standards by, and accompanied by, an opinion thereon acceptable to the Administrative Agent from independent accountants selected by the Company and of recognized national standing.

            (C) Certificate of No Default. Together with each of the statements furnished under Subsection 5.10(A) and (B) hereof, a certificate of the chief financial officer of the Company (a) certifying that to the best of such officer's knowledge, no Potential Default or Event of Default has occurred and is continuing, or if a Potential Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto; and (b) containing computations demonstrating compliance with the covenants contained in Article VII hereof.

            (D) Notice of Litigation. Promptly after the commencement thereof, notice of all actions, suits, and proceedings before any court or governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, affecting the Company which, if determined adversely to the Company, might reasonably be expected to have a Material Adverse Effect.

            (E) Notice of Environmental Matters. Promptly after receipt thereof, notice of the receipt of all pleadings, orders, complaints, indictments, or any other communications alleging a condition that may require the Company to undertake or to contribute to a cleanup or other response under environmental Laws, or which seeks penalties, damages, injunctive relief, or criminal sanctions relating to alleged violations of such Laws, or which claims personal injury or property damage to any person as a result of environmental factors or conditions; provided, however, that the Company shall not be required to furnish notice of any of the foregoing unless the allegation made, remedy sought, or claim made, if determined adversely to the Company, might reasonably be expected to have a Material Adverse Effect.

            (F) Notice of Potential Defaults and Events of Default. As soon as possible and in any event within fifteen (15) days after the occurrence of each Potential Default or Event of Default, a written notice setting forth the details of such Potential Default or Event of Default and the action which is proposed to be taken by the Company with respect thereto.

            (G) Annual Budgets. Promptly upon becoming available, but in no event later than 90 days after each fiscal year end, a copy of the Company's annual operating budget approved by the Company's board of directors, together with the assumptions and projections upon which the budget is based, in each case, consistent with the form of annual operating budget for the Company provided to the Administrative Agent prior to the date of this Agreement. In addition, if any material changes are made to such budget during the year, then the Company will furnish copies of any such changes promptly after such changes have been approved by the Company's board of directors.

            (H) General Information; SEC Filings. With reasonable promptness, such other information and financial reports respecting the condition or operations, financial or otherwise, of the Company as any Bank may from time to time reasonably request. All filings of regular and special reports by the Company with the Securities and Exchange Commission and all annual and quarterly reports and notices of meetings and proxy information provided by the Company to its equity holders.

            (I) Management Reports, etc. Promptly after receipt thereof, copies of any management report submitted to the Company or its board of directors by its independent public accountants in connection with their auditing function and any management responses thereto.

            (J) Notice of Other Credit Arrangements. The Company will promptly, and in any event within fifteen (15) days, notify the Administrative Agent of the amount, terms, and conditions of any credit facilities extended or otherwise made available to the Company that exceed $5,000,000 in the aggregate. Provided, however, any such notice to the Administrative Agent will not include pricing and interest rate terms with respect to the subject credit facilities. Notice will not be required with respect to: (A) Debt of the Company under this Agreement; (B) Debt incurred prior to the Closing Date and disclosed on Schedule 4.15; and (C) uncommitted short term debt of the Company in an amount not to exceed $10,000,000 at any one time outstanding.


      SECTION 5.11. Year 2000 Preparation. The Company shall take all action necessary to assure that Company's computer-based systems are able to operate and effectively process data including dates prior to, on and after December 31, 1999. At the request of the Administrative Agent, the Company shall provide the Administrative Agent and the Banks assurances reasonably satisfactory to the Administrative Agent and the Banks of the Company's compliance with this Section 5.11.

                                   ARTICLE VI
                               NEGATIVE COVENANTS

      So long as any of the Notes shall remain unpaid, or any Bank shall have any Commitment hereunder, or any other amount is owing by the Company to any Bank hereunder, the Company will not:

      SECTION 6.01. Liens. Create, incur, assume, or suffer to exist any Lien upon or with respect to any or its properties now owned or hereafter acquired, except:

            (A) Liens existing on the date of this Agreement listed on Schedule 6.01.

            (B) Liens in favor of CoBank on all equity which the Company may now own or hereafter acquire in CoBank to secure obligations of the Company to CoBank.

            (C) Liens for taxes or assessments or other government charges or levies if not yet delinquent or, if delinquent: (i) are being contested in good faith by appropriate proceedings; (ii) for which appropriate reserves have been established in accordance with GAAP; and (iii) the amount secured (including interest and penalties) does not exceed $1,000,000.

            (D) Liens imposed by Law in favor of mechanics, material suppliers, landlords, warehouses, carriers, and similar entities, securing obligations incurred in the ordinary course of business which are not past due for more than 30 days or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP.

            (E) Liens under workers' compensation, unemployment insurance, Social Security, or similar legislation (other than ERISA).

            (F) Liens, deposits, or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), and like obligations which arise in the ordinary course of business of the Company as conducted on the date hereof.

            (G) Judgment and other similar Liens not constituting an Event of Default under Section 8.01(G) hereof.

            (H) Easements, rights-of-way, restrictions, and other similar encumbrances which, in the aggregate, do not materially interfere with the occupation, use, and enjoyment by the Company of the property or assets encumbered thereby in the normal course of its business and materially impair the value of the property subject thereto.

            (I) Purchase-money Liens on any real property, fixtures, and equipment hereafter acquired or the assumption of any Lien on real property, fixtures, and equipment existing at the time of such acquisition (and not created in contemplation of such acquisition), or Liens incurred in connection with any Capital Lease; provided that:

                  (1) Any property subject to any of the foregoing is acquired by the Company in the ordinary course of its business and the Lien on any such property attaches to such asset concurrently or within ninety (90) days after the acquisition thereof or completion of construction thereof;

                  (2) The obligation secured by any such Lien shall not exceed 100% of the lesser of the cost or the fair market value of such property as of the time of acquisition or construction of the property covered thereby;

                  (3) Each such Lien shall attach only to the property so acquired or constructed and fixed improvements thereon; and

                  (4) Such acquisition is not prohibited under Section 6.02 hereof.

            (J) Liens not otherwise permitted by clauses (A) through (I), inclusive, of this Section 6.01, provided that the aggregate amount of obligations secured by such Liens does not at any time exceed $2,500,000.

      SECTION 6.02. Mergers, Etc. Wind up, liquidate or dissolve itself, reorganize, merge or consolidate with or into, or convey, sell, assign, transfer, lease, or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any Person, or acquire all or substantially all of the assets or the business of any Person, except (1) for capital expenditures made in the ordinary course of business of the Company, and (2) for acquisitions so long as the aggregate cash and non-cash consideration paid, directly or indirectly, by the Company (including, without limitation, any indebtedness assumed by the Company)for all such acquisitions in any fiscal year of the Company does not exceed $10,000,000.


      SECTION 6.03. Sale of Assets. Sell, lease, assign, transfer, or otherwise dispose of any of its now owned or hereafter acquired assets (including, without limitation, receivables, and leasehold interests), except (i) sales, leases or other dispositions of assets in the ordinary course of its business, (ii) sales and other dispositions of assets as provided in the Financing Services and Contributed Capital Agreements, (iii) the sale of obsolete assets or assets no longer used or useful in the business, provided that the net proceeds from any and all such sales of assets are reinvested in assets of the Company that are used or useful in the business of the Company as conducted in accordance with

Section 5.04, (iv) sales of assets other than pursuant to clauses (i), (ii) and
(iii) above with an aggregate value not to exceed $10,000,000 in any year, and
(v) sales and other dispositions of certain assets acquired from GoldKist in an aggregate amount not to exceed $30,000,000. In connection with any sale or other disposition, or series of related sales or other dispositions, of assets of the type referred to in clause (v) above in an aggregate amount of $10,000,000 or more, the Company shall provide the Administrative Agent with a report describing in reasonable detail the assets which are the subject of such sale or other disposition (or series of related sales or other dispositions) by not later than 30 days after the date of such sale or other disposition (or series of related sales or dispositions).

      SECTION 6.04. Investments. Except as otherwise provided herein, make loans to, advances to, capital contributions or investments in any Person ("Investments") except Permitted Investments; provided, however, that transactions contemplated under the Financing Services and Contributed Capital Agreements and transactions in the normal course of business of the Company as currently conducted shall not be deemed to be, or be deemed to result in, Investments.

      SECTION 6.05. Guarantees, Etc. Assume, guarantee, endorse, or otherwise be or become directly or contingently responsible or liable (including, but not limited to, by an agreement to purchase any obligation, stock, assets, goods, or services, or to supply or advance any funds, assets, goods, or services, or an agreement to maintain or cause such Person to maintain a minimum working capital or net worth or otherwise to assure the creditors of any Person against loss), for obligations of any Person (collectively, "Guarantees"), except: (1) by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; (2) Guarantees of the obligations of any Person, provided that the Total Exposure of the Company in respect of all such Guarantees may not exceed $7,500,000 at any one time in the aggregate; (3) any liability contemplated by the Financing Services and Contributed Capital Agreements; (4) any Guarantee of the payment of any capital securities constituting Junior Preferred Securities out of funds held by the issuer of such capital securities, provided that such Guarantee is subordinated in right of payment to the Loans and all other obligations of the Company hereunder and upon terms and conditions satisfactory to the Agents and their respective counsel.

      SECTION 6.06. Transactions with Affiliates. Enter into any transaction, including, without limitation, the making of any Investments or Guarantees, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate, except for (1) transactions in the ordinary course of business of the Company with one or more of Statesman, MLCC and Wetsel, Inc., and pursuant to the reasonable requirements of its business and upon fair and reasonable terms no less favorable to the Company than would obtain in a comparable arm's-length transaction with a Person not an Affiliate and (2) transactions involving the purchase or placement of insurance with Southern States Insurance Exchange, Inc. Provided, however, the Company may engage in transactions in the normal course of business as contemplated by the Financing Services and Contributed Capital Agreements.

      SECTION 6.07. Financing Services and Contributed Capital Agreements. Without the prior written consent of Banks holding at least 75% of the aggregate Commitments (provided, however, that if (1) there are at least three Banks and (2) the Administrative Agent holds 75% of the aggregate Commitments then the consent of one additional Bank will also be required), the Company shall not modify, amend, terminate, fail to maintain, breach, waive, or otherwise make any change to or fail to comply with the terms of the Financing Services and Contributed Capital Agreements.

      SECTION 6.08.  Fiscal Year.  Change its current fiscal year end date.

      SECTION 6.09. Leases. Become a lessee under any operating lease if, after giving effect thereto, the total lease expenses of the Company thereunder, together with the total lease expenses of the Company, as lessee, under all other operating leases then in effect, would exceed $30,000,000 in the aggregate for any fiscal year of the Company.

      SECTION 6.10. Prohibition on Amendment of Certain Agreements, etc. (a) Consent to, or enter into, any instrument, document or agreement which would result in the amendment, modification, waiver or termination of all or any of the provisions of the GoldKist Commitment Letter, the GoldKist Acquisition Agreement or the Rabobank Letter of Credit, (b) release GoldKist from any of its material obligations under the GoldKist Commitment Letter and the GoldKist Acquisition Agreement, nor shall the Company fail to perform any of its material obligations under the GoldKist Commitment Letter and the GoldKist Acquisition Agreement, or (c) consent to, or enter into, any instrument or agreement (other than the Bridge Loan Amendment) which would result in the amendment, modification, waiver or termination of all or any of the provisions of the Bridge Loan Agreement, without the prior written consent of Banks, provided that nothing in this Section 6.10 shall be construed as prohibiting (i) the required repayment of the Company's obligations pursuant to the terms of Sections 2.09 and 3.01(M) or (N) hereof and the Bridge Loan Agreement as amended by the Bridge Loan Amendment, or making of any draw requests by the Company under the Rabobank Letter of Credit, or (ii) any reduction in the face amount of the Rabobank Letter of Credit so long as after giving effect to any such reduction the face amount of such Letter of Credit available for drawing is not less than (x) an amount equal to the purchase price of the Junior Preferred Securities which Goldkist is then or thereafter obligated to purchase pursuant to the Goldkist Commitment Letter as in effect on the date hereof, or (y) the aggregate term loan commitment of the lenders under the Bridge Loan Agreement as of the date of any such proposed reduction.

                                 ARTICLE VII
                             FINANCIAL COVENANTS

      So long as any of the Notes shall remain unpaid, or any Bank shall have any Commitment hereunder, or any other amount is owing by the Company to any Bank hereunder:

      SECTION 7.01. Maximum Consolidated Funded Debt to Capitalization. The Company shall not permit at any time, and as determined at the end of each fiscal quarter, the ratio of Consolidated Funded Debt to Capitalization as of such date to exceed 0.50 to 1.00.

      SECTION 7.02. Minimum Tangible Net Worth. The Company shall not permit at any time, and as determined at the end of each fiscal quarter, Tangible Net Worth to be less than the sum of:

      (a) $256,000,000; plus

      (b) an amount equal to the sum, for each fiscal year of the Company ending subsequent to the Closing Date, of the greater of:

                  (i)  zero dollars ($0); and

                  (ii) twenty-five percent (25%) of the Net Income of the
            Company for each such fiscal year.

      SECTION 7.03. Consolidated Cash Flow to Consolidated Interest Expense and Distributions. As determined at the end of each fiscal quarter, the Company shall not permit the ratio of (a) Consolidated Cash Flow for the period of four
(4) consecutive fiscal quarters ending on or immediately prior to such date to
(b) Consolidated Interest Expense paid or accrued during such period plus Distributions made during such period, to be less than 1.50 to 1.00.


                                  ARTICLE VIII
                              EVENTS OF DEFAULT

      SECTION 8.01. Events of Default. Each of the following events shall be an "Event of Default":

            (A) The Company shall fail to make any payment of principal when due and payable. The Company shall fail to make any payment of interest, fees or any other amounts hereunder or under any other Loan Document and such failure shall not be cured within five (5) days of the applicable due date.

            (B) Any representation or warranty made or deemed made by the Company in this Agreement, any other Loan Document, or any certificate, document, opinion, or financial or other statement furnished at any time under or in connection with any Loan Document, shall prove to have been incorrect, incomplete, or misleading in any material respect on or as of the date made or deemed made.

            (C) The Company shall fail to perform or observe any term, covenant, or agreement contained in Article V hereof (other than Sections 5.05 or 5.10(F)) and such failure continues for 15 calendar days after the occurrence thereof, provided that no Event of Default shall occur as a result of any failure of the Company to qualify or to maintain its qualification as a foreign corporation as required by Section 5.01 or as a result of any failure of the Company to comply with applicable Laws as required by Section 5.06 until 15 days after an executive officer of the Company has knowledge of such failure.

            (D) The Company shall fail to comply with Sections 5.05 or 5.10(F) hereof or shall fail to perform or observe any other term, covenant, or agreement contained herein or in any Loan Document to which it is a party.

            (E) The Company shall: (a) fail to pay any Debt (other than Debt arising hereunder) to CoBank or any other Bank, or any interest or premium thereon, when due (after giving effect to any applicable grace period); (b) fail to pay any Debt (other than Debt arising hereunder or to CoBank or any other
Bank) in excess of $5,000,000 of the Company , or any interest or premium thereon, when due (after giving effect to any applicable grace period); or (c) fail to perform or observe any term, covenant, or condition on its part to be performed or observed under any agreement or instrument relating to any Debt referred to in (a) or (b) above when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of the maturity of such Debt (with respect to (b) above Debt must exceed $5,000,000), whether or not such Debt is actually accelerated.

            (F) The Company (a) shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as such debts become due; or (b) shall make an assignment for the benefit of creditors, or petition or apply to any tribunal for the appointment of a custodian, receiver, or trustee for it or a substantial part of its assets; or (c) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction; or (d) shall have had any such petition or application filed or any such proceeding commenced against it in which an order for relief is entered or an adjudication or appointment is made, and which remains undismissed for a period of 60 days or more; or (e) shall take any corporate action indicating its consent to, approval of, or acquiescence in any such petition, application, proceeding, or order for relief or the appointment of a custodian, receiver, or trustee for all or any substantial part of its properties; or (f) shall suffer any such custodianship, receivership, or trusteeship to continue undischarged for a period of 60 days or more.

            (G) One or more judgments, decrees, or orders for the payment of money in excess of $2,500,000 in the aggregate (not covered by insurance) shall be rendered against the Company, and such judgments, decrees, or orders shall continue unsatisfied and in effect for a period of 30 consecutive days without being vacated, discharged, satisfied, or stayed or bonded pending appeal.

            (H) Any of the following events shall occur or exist with respect to the Company and any ERISA Affiliate under ERISA: any Reportable Event shall occur; complete or partial withdrawal from any Multiemployer Plan shall take place; any Prohibited Transaction shall occur; a notice of intent to terminate a Plan shall be filed, or a Plan shall be terminated; or circumstances shall exist which constitute grounds entitling the PBGC to institute proceedings to terminate a Plan, or the PBGC shall institute such proceedings; and in each case above, such event or condition, together with all other events or conditions, if any, could subject the Company or any ERISA Affiliate to any tax, penalty, or other liability which in the aggregate may exceed $1,000,000.

            (I) The Financing Services and Contributed Capital Agreements shall, at any time after execution, cease to be in full force and effect, or shall be revoked or declared null and void, or the validity or enforceability thereof shall be contested by the Company, or the Company shall deny any further liability or obligation thereunder, or shall breach or otherwise fail to perform its obligations thereunder, or any representation or warranty set forth therein shall be breached.

            (J) If there is a material adverse change in the financial condition of the Company or the ability of the Company to carry out its obligations under the Loan Documents.

            (K) If the Company fails to promptly use one hundred percent (100%) of the net proceeds received from the issuance of any Junior Preferred Securities to repay the principal of any outstanding loans made to the Company under the Bridge Loan Facility in accordance with Section 3.3(b)(ii) of the Bridge Loan Agreement as in effect on the date hereof.

            (L) The Company shall fail to maintain its existence as a Virginia agricultural cooperative corporation.

      SECTION 8.02. Remedies. If any Event of Default shall occur and be continuing, the Administrative Agent shall upon the request of the Requisite Banks, by notice to the Company; (1) declare the Commitments to be terminated, whereupon the same shall forthwith terminate; (2) declare the outstanding Notes, all interest thereon, and all other amounts payable under this Agreement and all other Loan Documents to be forthwith due and payable, whereupon the Notes, all such interest, and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Company; (3) exercise any remedies provided in any of the Loan Documents; and/or (4) exercise any rights and remedies provided by Law; provided, however, that upon the occurrence of an Event of Default referred to in Section 8.01(F), the Commitments shall automatically terminate and the outstanding Notes and any other amounts payable under this Agreement or any of the Loan Documents, and all interest on any of the foregoing, shall be forthwith due and payable without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Company. The parties hereto agree that all payments made by the Company after the occurrence of an Event of Default which is not expressly waived in accordance with the terms of this Agreement will be applied ratably to each Bank based on the proportion that each Bank's outstanding Loans bears to the total of such Loans.

                                   ARTICLE IX
                                     AGENTS


      SECTION 9.01. Authorization and Action. Each Bank hereby irrevocably appoints and authorizes (a) the Administrative Agent to act as its agent hereunder and under any other Loan Document with such powers as are specifically delegated to the Administrative Agent by the terms of this Agreement and any other Loan Document together with such other powers as are reasonably incidental thereto, (b) the Documentation Agent to act as its agent hereunder and under any other Loan Document with such powers as are specifically delegated to the Documentation Agent by the terms of this Agreement and any other Loan Document together with such other powers as are reasonably incidental thereto, and (c) the Syndication Agents to act as its agents hereunder and under any other Loan Document with such powers as are specifically delegated to the Syndication Agents by the terms of this Agreement and any other Loan Document together with such other powers as are reasonably incidental thereto. The duties of the Agents and the Lead Arranger shall be mechanical and administrative in nature and none of the Agents or the Lead Arranger shall by reason of this Agreement be a trustee or fiduciary for any Bank. The Agents and the Lead Arranger shall have no duties or responsibilities except those expressly set forth herein. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement or collection of the Notes), none of the Agents or the Lead Arranger shall be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or so refraining from acting) upon the instructions of the Requisite Banks, and such instructions shall be binding upon all Banks and all holders of Notes; provided, however, that none of the Agents or the Lead Arranger shall be required to take any action which exposes the Agents or the Lead Arranger to personal liability or which is contrary to this Agreement or applicable Law. The Company shall pay any fees agreed to by the Company and the Agents and the Company and the Lead Arranger with respect to the Agents' or Lead Arranger's services hereunder and in connection with the syndication of this Credit Facility.

      SECTION 9.02. Liability of Agent. Neither the Agents, the Lead Arranger nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by them under or in connection with this Agreement in the absence of their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Administrative Agent: (1) may treat the payee of any Note as the holder thereof until the Administrative Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Administrative Agent; (2) may consult with legal counsel (including counsel for the Company), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants, or experts; (3) makes no warranty or representation to any Bank and shall not be responsible to any Bank for any recitals, statements, warranties, or representations made in this Agreement and any other Loan Document or in any certificate or other document or instrument referred to or provided for in, or received under, this Agreement or any other Loan Document; (4) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants, or conditions of this Agreement on the part of the Company, or to inspect the property (including the books and records) of the Company; (5) shall not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, perfection, sufficiency, or value of this Agreement or any other instrument or document furnished pursuant thereto or for the failure of the Company to comply with the terms hereof or any other Loan Document; and (6) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate, or other instrument or writing (which may be sent by telegram, telex, or facsimile transmission) believed by it to be genuine and signed or sent by the proper parties.

      SECTION 9.03. Rights of Each Agent as a Bank. With respect to its Commitment, the Loans made by it and the Note issued to it, each Agent shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not an Agent hereunder; and the term "Bank" or "Banks" shall, unless otherwise expressly indicated, include each Agent in its individual capacity. Each Agent and its affiliates may accept deposits from, lend money to, act as trustee under the indentures of, and generally engage in any kind of business with the Company, and any Person who may do business with or own securities of the Company or any of its Subsidiaries or Affiliates, all as if such Agent was not an Agent and without any duty to account therefor to the Banks.

      SECTION 9.04. Independent Credit Decisions. Each Bank acknowledges that it has, independently and without reliance upon the Agents, the Lead Arranger or any other Bank and based on such documents and information as it has deemed appropriate, conducted its own investigation into the affairs of the Company and made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agents, the Lead Arranger or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Administrative Agent hereunder, the Agents shall have no duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Company (or any of its Affiliates) which may come into the possession of any Agent or any of its Affiliates.

      SECTION 9.05. Indemnification. The Banks agree to indemnify each Agent and the Lead Arranger (to the extent not reimbursed by the Company), ratably according to the respective amounts of their Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against any Agent or the Lead Arranger in any way relating to or arising out of this Agreement, any Loan Document, or any action taken or omitted by any Agent or the Lead Arranger under this Agreement or any Loan Document, provided that no Bank shall be liable for any portion of any of the foregoing resulting from any Agent's or the Lead Arranger's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank agrees to reimburse the Administrative Agent (to the extent not reimbursed by the Company) promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Administrative Agent in connection with the preparation, administration, or enforcement of, or legal advice in respect of rights or responsibilities under, this Agreement. Provided however, the Banks will not be required to reimburse the Administrative Agent for: (1) the initial costs associated with the loan closing, including preparation of documentation; and (2) routine administrative duties.

      SECTION 9.06. Successor Agents. The Administrative Agent may resign at any time by giving at least 60 days' prior written notice thereof to the Banks and the Company and may be removed at any time with cause by the Requisite Banks. The Agents (other than the Administrative Agent) may resign at any time by giving notice thereof to the Banks and the Company and may be removed at any time with cause by the Requisite Banks. Upon any such resignation or removal of the Administrative Agent, the Requisite Banks shall have the right, with the approval of the Company, which approval will not be unreasonably withheld, to appoint a successor Administrative Agent which shall be a commercial bank or member of the Farm Credit System organized under the laws of the United States or any state thereof and have equity capital of at least $500,000,000. If no successor Administrative Agent shall have been so appointed by the Requisite Banks, and shall have accepted such appointment, within 30 days after the Administrative Agent shall have given notice of resignation or the Requisite Banks' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent, which must be located within the United States. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After the resignation or removal of any Agent hereunder, the provisions of this
Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement.

      SECTION 9.07. Sharing of Payments, Etc. If any Bank shall obtain any payment in respect of the obligations of the Company under this Agreement and the other Loan Documents (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) in excess of its ratable share of payments obtained by all the Banks, such Bank shall purchase from the other Banks such participations in the Loans as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of the other Banks; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Bank, such purchase of Loans from each Bank shall, to the extent necessary to ratably share the amount recovered, be rescinded and each Bank shall repay to the purchasing Bank the purchase price of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Company agrees that any Bank so purchasing a participation from another Bank pursuant to this Section 9.07 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Bank were the direct creditor of the Company in the amount of such participation.

      SECTION 9.08. Liability of Agents. None of the Agents or the Lead Arranger shall have any liabilities or responsibilities to the Company or any of its Affiliates on account of the failure of any Bank to perform its obligations hereunder or to any Bank on account of the failure of the Company or any of its Affiliates to perform their respective obligations hereunder or any other Loan Document.

      SECTION 9.09. Notices to Agent. On or prior to 4:00 p.m. Eastern time on each Business Day, each Bank will notify the Administrative Agent of each Loan made by such Bank on such day and all payments or prepayments of Loans received by such Bank on such day.

      SECTION 9.10. Defaults. None of the Agents shall be deemed to have knowledge of the occurrence of a Potential Default or Event of Default (except with respect to a default in payment of principal, interest, and fees required to be paid to an Agent in its individual capacity as a Bank or for the account of the Banks) unless an Agent has received notice from a Bank or the Company specifying such Potential Default or Event of Default and stating that such notice is a "Notice of Default." In the event that an Agent receives such a Notice of Default, such Agent shall give prompt notice thereof to the Banks. The Administrative Agent shall take such action with respect to such Potential Default or Event of Default which is continuing as shall be directed by the Requisite Banks; provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may take such action, or refrain from taking such action, with respect to such Potential Default or Event of Default as it shall deem advisable and in the best interest of the Banks; and provided further that the Administrative Agent shall not be required to take any such action which it determines to be contrary to Law.

      SECTION 9.11. Monthly Reports. Within fifteen (15) days of the end of each month the Administrative Agent will send to the Company and each Bank a report for the prior month indicating as of the end of such month all Loans provided by the Banks.

      SECTION 9.12. Withholding Taxes. Each Bank represents that it is entitled to receive any payments to be made to it hereunder without the withholding of any tax and will furnish to the Administrative Agent and to the Company such forms, certifications, statements, and other documents as the Administrative Agent or the Company may request from time to time to evidence such Bank's exemption from the withholding of any tax imposed by any jurisdiction or to enable the Administrative Agent or the Company, as the case may be, to comply with any applicable Laws relating thereto. Without limiting the effect of the foregoing, if any Bank is not created or organized under the Laws of the United States of America or any state thereof, such Bank will furnish to the Administrative Agent and the Company Form 4224 or Form 1001 of the Internal Revenue Service, or such other forms, certifications, statements, or documents, duly executed and completed by such Bank as evidence of such Bank's exemption from the withholding of United States tax with respect thereto.


                                  ARTICLE X
                                MISCELLANEOUS

      SECTION 10.01. Amendments, Etc. No amendment, modification, termination, or waiver of any provision of this Agreement or of any other Loan Document nor consent to any departure by the Company herefrom or therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the Requisite Banks (provided that the required consent or approval of the Administrative Agent may not be unreasonably withheld), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Banks, do any of the following: (1) waive any of the conditions precedent specified in Section
3.01 hereof; (2) increase the Commitment of any Bank; (3) reduce the principal of, or interest on, the Notes, or the facility fees or any other amount due hereunder or under any Loan Document; (4) postpone any date fixed for any payment of principal of, or interest on, the Notes, or the facility fees or any other amount due hereunder or under any Loan Document; (5) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes or the number of Banks which shall be required for the Banks or any of them to act hereunder; or (6) amend, modify or waive any provision of this Section 10.01.

      SECTION 10.02. Notices, Etc. All notices and other communications provided for under this Agreement and under the other Loan Documents shall be in writing (including facsimile transmissions) and mailed, transmitted or delivered to the parties at the addresses shown next to each party's signature hereto or, as to each party, at such other address as shall be designated by such party in a written notice to all other parties complying as to delivery with the terms of this Section 10.02. Except as is otherwise provided in this Agreement, all such notices and communications shall be effective when deposited in the mail or, with respect to any facsimile transmission, when sent with confirmation of transmission received by the sending party, addressed as aforesaid, except that notices to the Administrative Agent shall not be effective until received.

      SECTION 10.03. No Waiver. No failure or delay on the part of any Bank or the Administrative Agent in exercising any right, power, or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder. The rights and remedies provided herein are cumulative, and are not exclusive of any other rights, powers, privileges, or remedies, now or hereafter existing, at law or in equity or otherwise.

      SECTION 10.04. Assignment; Participation. This Agreement shall be binding upon, and shall inure to the benefit of, the Company, the Administrative Agent, the Banks and their respective successors and permitted assigns. The Company may not assign or transfer its rights or obligations hereunder. Any Bank may at any time grant to one or more banks or other Persons (each a "Participant") participating interests in its portion of the Loans. In no event shall a Participant constitute a Bank for purposes hereof, except that any Participant that is chartered under the Farm Credit Act of 1971, as amended, shall be deemed to be a Bank hereunder solely for purposes of voting rights. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Company and the Administrative Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Company and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations hereunder. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Company hereunder and under any other Loan Document including, without limitation, the right to approve any amendment, modification, or waiver of any provision of this Agreement or any other Loan Document; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment, or waiver of this Agreement described in the proviso in Section 10.01 without the consent of the Participant. All Loans that are made by CoBank and that are retained for its own account and are not included in any grants of participation interests shall be entitled to patronage distributions in accordance with the bylaws of CoBank and its practices and procedures related to patronage distributions. Accordingly, all Loans that are included in a grant of participation interest of CoBank shall not be entitled to patronage distributions.

      Any Bank may at any time assign to one or more banks or other Persons (each an "Assignee") a proportionate part of all of its rights and obligations under this Agreement and its Note, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement executed by such Assignee and the Bank, in substantially the form of Exhibit H, with and subject to the consent of the Administrative Agent and the Company (which consent of the Company and the Administrative Agent will not be unreasonably withheld or delayed) provided, that: (1) during the occurrence and continuance of any Potential Default or Event of Default neither the consent of the Administrative Agent nor the consent of the Company shall be required for such assignment; (2) if the Assignee of any Bank is an affiliate of such Bank, neither the consent of the Administrative Agent nor the consent of the Company shall be required for such assignment; (3) the minimum amount that may be assigned shall be $10,000,000, except in the case of any assignment of a Bank's entire Commitment or in the case of any assignment from one Bank to another Bank; (4) the assigning Bank or Assignee shall pay the Administrative Agent a processing and recordation fee of Three Thousand Five Hundred Dollars ($3,500), except in the case of any assignment from one Bank to another Bank; and (5) no assignment shall be made hereunder unless in conjunction therewith the assigning Bank shall have assigned a proportionate part (based upon the percentage of the assigning Bank's aggregate Commitment being assigned hereunder) of all of its rights and obligations as lender under the Statesman Credit Facility. Upon execution and delivery of such instrument and payment by such Assignee to the assigning Bank of an amount equal to the purchase price agreed between the Bank and such Assignee, such Assignee shall be a Bank under this Agreement and shall have all the rights and obligations of a Bank with the Commitments as set forth in such Assignment and Assumption Agreement, and the assigning Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this paragraph, a new Note or Notes shall be issued by the Company. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to the Company and the Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 9.12.

      Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

      The Company agrees to provide all assistance reasonably requested by a Bank to enable such Bank either to sell participations in or make assignments of its portion of the Loans as permitted by this Section 10.04. The Banks will not disclose any confidential information about the Company to any potential assignee or participant without the consent of the Administrative Agent and the Company, which consent will not be unreasonably withheld by the Company.

      SECTION 10.05. Costs, Expenses and Taxes. The Company agrees to pay on demand all costs and expenses incurred by the Agents and the Lead Arranger in connection with the preparation, execution, delivery and filing of the Loan Documents, and of any amendment, modification, or supplement to the Loan Documents, Agents' and Lead Arranger's due diligence review of the Company, and the syndication of this Credit Facility, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel (including, without duplication, the allocated cost of any internal legal counsel used by such Persons in lieu of outside counsel) for each Agent and the Lead Arranger incurred in connection with advising the Agents, the Lead Arranger or any of the Banks as to their rights and responsibilities hereunder or under any Loan Document. The Company also agrees to pay all such costs and expenses, including court costs and all reasonable fees and expenses of counsel (including, without duplication, the allocated cost of internal legal counsel used by such Persons in lieu of outside counsel), incurred by the Administrative Agent and the Banks in connection with enforcement of the Loan Documents, or any amendment, modification, or supplement thereto, whether by negotiation, legal proceedings, or otherwise, and to pay after an Event of Default all reasonable fees and expenses of counsel (including, without duplication, the allocated cost of internal legal counsel used by such Persons in lieu of outside counsel) retained by the Administrative Agent and each Bank incurred in connection with the enforcement and collection of the Loan Documents. In addition, the Company shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing, and recording of any of the Loan Documents and the other documents to be delivered under any such Loan Documents, and agrees to hold each Agent, the Lead Arranger and each of the Banks harmless from and against any and all liabilities with respect to or resulting from any delay in paying or failing to pay such taxes and fees. The provisions of this Section 10.05, Section 2.10, Section 2.12 and Section 2.16 shall survive the termination of this Agreement.

      SECTION 10.06. Integration. This Agreement and the Loan Documents contain the entire agreement between the parties relating to the subject matter hereof and supersede all oral statements and prior writings with respect thereto.

      SECTION 10.07. Indemnity. In addition to the payment of expenses pursuant to Section 10.05 hereof, the Company hereby agrees to defend, indemnify and hold each Agent, the Lead Arranger, each Bank and each of the respective officers, directors, employees, agents and affiliates of each of them harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without duplication, attorney fees and the allocated cost of internal legal counsel used by such Persons in lieu of outside counsel) arising directly or indirectly from (a) the activities of the Company, its predecessors in interest, (b) the exercise by the Agents, the Lead Arranger or the Banks of any right or remedy granted to them under this Agreement or any of the other Loan Documents, (c) any claim, and the prosecution or defense thereof, arising out of or in any way relating to or arising out of this Agreement, any Loan Document, the Banks' agreement to make Loans or the use or intended use of the proceeds of any of the Loans hereunder, (d) the collection or enforcement of the obligations of the Company hereunder or under any other Loan Document, or (e) arising directly or indirectly from the violation of any environmental protection, health or safety Law, whether such claims are asserted by any governmental agency or any other person. This indemnity shall survive termination of this Agreement; provided, that the Company shall have no obligation to indemnify any Person for losses, claims, damages, liabilities or other expenses resulting from the gross negligence or willful misconduct of such Person.

      SECTION 10.08. Governing Law. Except to the extent governed by applicable Federal Law, this Agreement and the Notes shall be governed by, and construed in accordance with, the Laws of the Commonwealth of Virginia.


      SECTION 10.09. Consent to Jurisdiction. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY COMMONWEALTH OF VIRGINIA OR UNITED STATES FEDERAL COURT SITTING IN THE COMMONWEALTH OF VIRGINIA OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES, OR ANY OTHER LOAN DOCUMENT, AND THE COMPANY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COMMONWEALTH OF VIRGINIA OR FEDERAL COURT. THE COMPANY IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO THE COMPANY AT ITS ADDRESSES SPECIFIED IN
SECTION 10.02. THE COMPANY AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THE COMPANY FURTHER WAIVES ANY OBJECTION TO AN ACTION OR PROCEEDING IN SUCH STATE ON THE BASIS OF FORUM NON CONVENIENS. NOTHING IN THIS SECTION 10.09 SHALL AFFECT THE RIGHT OF ANY BANK TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF ANY BANK TO BRING ANY ACTION OR PROCEEDING AGAINST THE COMPANY OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

      SECTION 10.10. Severability of Provisions. Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

      SECTION 10.11. Usury. Anything herein to the contrary notwithstanding, the obligations of the Company under this Agreement and the Notes to each Bank shall be subject to the limitation that payments of interest shall not be required to that Bank to the extent that receipt thereof would be contrary to provisions of Law applicable to that Bank limiting rates of interest which may be charged or collected by such Bank.

      SECTION 10.12. Counterparts. This Agreement may be executed in any number of counterparts and by different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

      SECTION 10.13. Headings. Article and Section headings in the Loan Documents are included in such Loan Documents for the convenience of reference only and shall not constitute a part of the applicable Loan Documents for any other purpose.

      SECTION 10.14. Jury Trial Waiver. THE COMPANY AND EACH BANK HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. NO OFFICER OF ANY BANK OR OF THE AGENTS HAS AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

      SECTION 10.15. Consents; Terminations, etc. Each Bank that is a party to this Agreement hereby consents to the extent required under any agreement between the Bank and the Company, to the Company entering into this Agreement and obtaining the credit provided under this Agreement. The Company and each Bank that is a party to any agreement (as amended or supplemented) listed in
Schedule 3.01(M) hereby agrees that all such agreements (other than any such agreements evidencing the Continuing Credit Facilities and the Continuing Bid Rate Loans (defined below)), will terminate upon the payment of the proceeds of the initial Loan(s) funded on the Closing Date in accordance with the Pay Proceeds Letter. Notwithstanding the foregoing, certain existing loans made by CoBank to the Company and identified on Schedule 3.01(M) hereto (the "Continuing Bid Rate Loans") shall remain outstanding and be deemed to be Bid Rate Loans under this Agreement for all purposes, and shall be subject to all of the terms and conditions of this Agreement and the other Loan Documents applicable to Bid Rate Loans, except that each such Continuing Bid Rate Loan shall be deemed to be made solely by CoBank, shall bear interest at the interest rate applicable to such loan immediately prior to the effectiveness of this Agreement until the end of its stated interest period, and shall be due and payable on the date specified as the maturity date for such loan.

     [Remainder of page intentionally blank; next page is signature page]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written.

THE COMPANY:

SOUTHERN STATES COOPERATIVE, INCORPORATED

                                          6606 West Broad St.
By: /s/ Jonathan A. Hawkins               Richmond, VA 23230
   --------------------------             Fax: 804.281.1650
Title:  Sr. Vice President & Treasurer    P.O. Box 25567
       -------------------------------    Richmond, VA 23260
                                          E-mail Address:Jon.Hawkins@sscoop.com

 (Signature Page 1 for Southern States Cooperative Revolving Credit Agreement)

THE AGENTS, LEAD ARRANGER AND BANKS:

COBANK, ACB, as Administrative Agent,
 Documentation Agent and Bank             5500 S. Quebec Street
                                          Englewood, CO 80111
                                          Fax: 303-694-5830
By:  /s/ Lori O'Flaherty                  P.O. Box 5110
   ---------------------------------      Denver, CO 80217
Title:   Vice President                   Attention: Lori O'Flaherty
       -----------------------------

 (Signature Page 2 for Southern States Cooperative Revolving Credit Agreement)

FIRST UNION NATIONAL BANK,
  as Syndication Agent and Bank           7 North 8th Street
                                          Third Floor, Mail Code VA-3260
                                          Richmond, VA 23219
By:  /s/  Eileen McCuchard                Fax: (804) 788-9673
    --------------------------------
Title:   Vice President
       -----------------------------

 (Signature Page 3 for Southern States Cooperative Revolving Credit Agreement)

NATIONSBANK, N.A., as Syndication Agent
  and Bank                                101 North Tryon Street
                                          15th Floor
                                          Charlotte, NC  28255
By:   /s/  William F. Sweney              Fax: 704-409-0009
    ----------------------------------
           William F. Sweeney

Title:  Vice President
       -------------------------------

 (Signature Page 4 for Southern States Cooperative Revolving Credit Agreement)

NATIONSBANC MONTGOMERY                    231 South LaSalle Street
SECURITIES LLC, as Lead Arranger          Chicago, IL 60697
                                          Fax: 312-828-7448

By:   /s/
    -------------------------------------
Title:   Vice President
       ----------------------------------

 (Signature Page 5 for Southern States Cooperative Revolving Credit Agreement)

FMB BANK,                                 25 South Charles Street
as Bank                                   Mail Code 101-744
                                          Baltimore, MD  21201
                                          Fax:  410-244-4294
By:   /s/ Susan Elliott Benninghoff
    -----------------------------------
       Susan Elliott Benninghoff

Title:  Vice President
       --------------------------------

 (Signature Page 6 for Southern States Cooperative Revolving Credit Agreement)

COOPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., "RABOBANK
NEDERLAND", NEW YORK BRANCH, as Bank

                                          Funding and payment notices to:
By:   /s/
    ---------------------------------     C/O Rabo Support Services, Inc.
Title:   V.P.                             10 Exchange Place, 16th Floor
        -----------------------------     Jersey City, NJ 07302
By:   /s/                                 Attention: Corporate Services
    ---------------------------------     Fax:201.499.5329
Title:
       ------------------------------
                                          All other notices:

                                          245 Park Avenue
                                          New York, NY 10167
                                          Fax: 212.916.7880

 (Signature Page 7 for Southern States Cooperative Revolving Credit Agreement)

BANQUE NATIONALE de PARIS                 209 South LaSalle Street
(CHICAGO BRANCH), as Bank                 Chicago, IL  60604
                                          Fax:  312-977-1380

By:    /s/ Arnaud Collin du Bocage
   ----------------------------------
         Arnaud Collin du Bocage

Title:  Executive Vice President & General Manager
      --------------------------------------------

 (Signature Page 8 for Southern States Cooperative Revolving Credit Agreement)

CRESTAR BANK,                             919 East Main Street, 22nd Floor
as Co-Agent and Bank                      Richmond, VA  23219
                                          Fax:  804-782-5413

By:   /s/
    ------------------------------------
Title:   S.V.P.
       ---------------------------------

 (Signature Page 9 for Southern States Cooperative Revolving Credit Agreement)

DG BANK DEUTSCHE GENOSSENSCHAFTSBANK
 AG CAYMAN ISLANDS BRANCH, as Bank
                                          303 Peachtree Street, N.E. Suite 2900
By:   /s/ Kurt A. Morris                  Atlanta, GA  30308
    -------------------------------       Fax: 404-524-4006
          Kurt A. Morris

Title:  Vice President
       ----------------------------

By:    /s/ Bobby Ryan Oliver, Jr.
    -------------------------------
        Bobby Ryan Oliver, Jr.

Title:   Vice President
       ----------------------------

 (Signature Page 10 for Southern States Cooperative Revolving Credit Agreement)

WACHOVIA BANK, N.A.,                      1021 East Cary Street, 3rd Floor
as Co-Agent and Bank                      Richmond, VA  23219
                                          Fax:  804-697-7581
                                          Attention: Chris Borin
By:   /s/ Christopher C. Borin
    ----------------------------------
          Christopher C. Borin

Title:  Senior Vice President
      --------------------------------

                                                                      Exhibit A
                      REVOLVING CREDIT BORROWING NOTICE

To:         [Insert names of Banks and contact persons]
From:       Southern States Cooperative, Incorporated  (the "Company")
Date:       _____________________________

Pursuant to Section 2.02 of the Revolving Credit Agreement dated as of January ___, 1999, the Company hereby gives notice of its intent to (1) borrow in accordance with the terms set forth in A through C below; or (2) convert or continue an existing Loan, as set forth in D below. Capitalized terms used herein but not otherwise specifically defined shall have the meanings ascribed to such terms in the Revolving Credit Agreement.

A.   Base Rate Loan

      Amount of Loan                            Date of Loan
      --------------                            ------------

      $----------------------                   ---------------------

B.   LIBOR Loan(s)

      Amount of Loan(s)             Date of Loan(s) *       Interest Period(s)**
      -----------------             -----------------       --------------------

      $---------------------        --------------------    ------------------

      $---------------------        --------------------    ------------------

      * At least three Business Day's prior notice must be given. ** One month, two months, three months or six months

C.   Bid Rate Loan
    ------------------------------------------------------------------------
                                                      Bid Rate Maturity
       Amount of Loan(s)        Date of Loan(s)             Date(s)
       -----------------        ---------------       ------------------

    $-------------------     -------------------    ---------------------

    $-------------------     -------------------    ---------------------

    $-------------------     -------------------    ---------------------

    $-------------------     -------------------    ---------------------

    $-------------------     -------------------    ---------------------

D.   Conversions and Continuations

Convert Base Rate Loan(s)                             Effective   Interest
   to LIBOR Loan(s)           Continue LIBOR Loan(s)   Date(s)*   Period(s)**
-------------------------     ----------------------  ---------   -----------

$---------------------        ---------------------   ---------   ---------

$----------------------       ---------------------   ---------   ---------

*   At least three Business Day's prior notice must be given.
**  One month, two months, three months or six months

The submission of this Notice is and shall be deemed a certification by the Company that:

            (a) The obligations of the Company as set forth in the Revolving Credit Agreement and the other Loan Documents are valid, binding and enforceable obligations of the Company as of the date hereof, both before and after giving effect to the Loan requested herein, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies;

            (b) All of the conditions applicable to the Loan requested herein as set forth in the Revolving Credit Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such Loan;

            (c) All of the representations and warranties contained in Article IV of the Revolving Credit Agreement and the other Loan Documents are correct; and

            (d) No Potential Default or Event of Default has occurred and is continuing or would result from such Loan.

      IN WITNESS WHEREOF, the undersigned has executed this Notice as of the date first written.


SOUTHERN STATES COOPERATIVE, INCORPORATED

By:    ______________________________________________

Name:  ______________________________________________

Title: ______________________________________________

                                                                     Exhibit B

                             BID RATE LOAN QUOTE

To:         Southern States Cooperative, Incorporated (the "Company")
From:       [Name of Bank]
Date:       ________________________

In response to the Revolving Credit Borrowing Notice of the Company dated the date hereof, and pursuant to Section 2.02 of the Revolving Credit Agreement, dated as of January ___, 1999, we hereby make the following Bid Rate Loan quote(s) on the following terms:

                                    Bid Rate
        Amount of Loan(s)        Maturity Date(s)        Bid Rate(s)*
        -----------------        ----------------        -----------

      $-------------------    ---------------------   ------------------

      $-------------------    ---------------------   ------------------

      $-------------------    ---------------------   ------------------

      $-------------------    ---------------------   ------------------

      $-------------------    ---------------------   ------------------

*  Specify rate of interest per annum (to the nearest 1/1000 of 1%).

This bid expires at 12:30 p.m. (Eastern time) if not accepted in whole or in part by the Company on or before such time.

[NAME OF BANK]

By:   ________________________________________
Name: ________________________________________
Title ________________________________________

                                                                       Exhibit C



                      BID RATE LOAN NOTICE OF BORROWING

To:         [Name of Bank]
            Attention:
From:       Southern States Cooperative, Incorporated (the "Company")
Date:       ________________________

Pursuant to Section 2.02 of the Revolving Credit Agreement dated as of January ___, 1999, the Company hereby accepts your offer, set forth in your Bid Rate Loan Quote dated the date hereof, in the following principal amount(s) for the following period(s) and at the following Rate(s):

                                    Bid Rate               Bid Rate(s)
         Amount of Loan(s)        Maturity Date(s)          Quoted
         -----------------        ----------------          ------

      $-------------------    ---------------------   ------------------

      $-------------------    ---------------------   ------------------

      $-------------------    ---------------------   ------------------

      $-------------------    ---------------------   ------------------

      $-------------------    ---------------------   ------------------



SOUTHERN STATES COOPERATIVE, INCORPORATED

By:   ________________________________________
Name: ________________________________________
Title ________________________________________

                                  Exhibit D

        (Bid Rate Notices + Intentions Regarding Bids over Commitment)

                              [Bank Letterhead]

[Date]

Southern States Cooperative, Incorporated
6606 West Broad Street
Richmond, VA 23230

[Notice of intention not to bid over Commitment]

Gentlemen:

Please accept this letter as notice provided under Section 2.02 of the Revolving Credit Agreement dated January ___, 1999. [Bank] does not intend to make Bid Rate Loans in excess of its Commitment and, accordingly, Southern States is not required to give [Bank] notice of such Bid Rate Loans.

This notice is effective three (3) days after receipt and will remain in effect until it is rescinded.

[Signature]

******************************************************************************


[Date]

Southern States Cooperative, Incorporated
6606 West Broad Street
Richmond, VA 23230

[Rescission of notice]

Gentlemen:

Please accept this letter as a rescission of [Bank's] previous notice provided under Section 2.02 of the Revolving Credit Agreement dated January ___, 1999. [Bank] now intends to make Bid Rate Loans in excess of its Commitment and, accordingly, Southern States is required to give [Bank] notice of such Bid Rate Loans.

This rescission is effective three (3) days after receipt.

[Signature]

                                    Exhibit E
                               Bank Notice Profile

      (Information for contacting Banks relating to borrowing notices.)

Bank Name: CoBank, ACB
Address: 5500 S. Quebec St., Englewood, CO 80111
         P.O. Box 5110, Denver, CO 80217
         Attention: Lori O'Flaherty
Telephone Number: 303-740-4342
Fax:  303-694-5830
Backup for contact Person:
Special Instructions:

Bank Name: First Union National Bank
Address: 7 North 8th Street
         3rd Floor, Mail Code VA-3260
         Richmond, VA 23219
Telephone Number:
Fax: 804-788-9673
Contact Person:
Backup for contact Person:
Special Instructions:

Bank Name: NationsBank, N.A.
Address: 101 North Tryon Street
15th Floor
Charlotte, NC 28255
Telephone Number: 704-386-3781
Fax: 704-409-0009
Contact Person: Jacquetta Banks

Backup for contact Person:
Special Instructions:

Bank Name: FMB Bank
Address: 25 South Charles Street
         Mail Code 101-744
         Baltimore, MD 21201
Telephone Number:
Fax: 410-244-4294
Contact Person:

Backup for contact Person:
Special Instructions:
Bank Name: Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland",
New York Branch
Address: c/o Rabo Support Services, Inc.
         10 Exchange Place, 16th Floor
         Jersey City, NJ 07302
         Attention: Corporate Services
Telephone Number:
Fax: 201-499-5329
Backup for contact Person:
Special Instructions: For funding and payment notices forward correspondences to the address above. For all other notices: 245 Park Avenue, New York, NY 10167, Fax: 212-916-7880.

Bank Name: Banque Nationale de Paris (Chicago Branch)
Address: 209 South LaSalle Street
         Chicago, IL 60604
Telephone Number:
Fax: 312-977-1380
Contact Person:
Backup for contact Person:
Special Instructions:

Bank Name: Crestar Bank
Address: 919 East Main Street, 22nd Floor
         Richmond, VA 23219
Telephone Number:
Fax: 804-782-5413
Contact Person:
Backup for contact Person:
Special Instructions:

Bank Name: DG Bank Deutsche Genossenschaftsbank, AG Cayman Islands Branch
Address: 303 Peachtree Street, N.E., Suite 2900
         Atlanta, GA 30308
Telephone Number:
Fax: 404-524-4006
Contact Person:
Backup for contact Person:
Special Instructions:

Bank Name: Wachovia Bank, N.A.
Address: 100 North Main Street
         20th Floor
         Winston-Salem, NC 27102
         Attention: Melissa Fox
Telephone Number: 336-732-5182
Fax: 336-732-3257
E-mail address: Melissa.Fox@Wachovia.com
Backup for contact Person: Chris Borin
         1021 East Cary Street, 3rd Floor
         Richmond, VA 23219
E-mail address: Chris.Borin@Wachovia.com
Telephone Number: 804-697-6820
Fax: 804-697-7581
Special Instructions:

                                                            Exhibit F-1


                            REVOLVING CREDIT NOTE


$____________________________                              Richmond, Virginia
                                                           January ___, 1999



            FOR VALUE RECEIVED, Southern States Cooperative, Incorporated, a Virginia agricultural cooperative corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of ____________________ ____________________ ("Bank") at its
office, located at ____________________________________, for the account of its appropriate Applicable Lending Office, the principal sum of __________________ Dollars ($_______________), or the aggregate unpaid principal amount of all advances under all Loans (as defined in the Revolving Credit Agreement referred to below) other than Bid Rate Loans made by Bank to the Borrower pursuant to Sections 2.01 and 2.02 of the Revolving Credit Agreement (including amounts in excess of the amount shown above), in lawful money of the United States of America and in immediately available funds, on the Termination Date. The Borrower also promises to pay interest on the unpaid principal balance of the Loans for the period such balance is outstanding, at said office for the account of said Applicable Lending Office, in like money, at the rates of interest provided in the Revolving Credit Agreement, at the times and calculated in the manner set forth in Section 2.03(B) of the Revolving Credit Agreement. Any amount of principal hereof which is not paid when due, whether at stated maturity, by acceleration, or otherwise, shall bear interest from the date when due until said principal amount is paid in full, payable on demand, at a rate per annum equal at all times to the rate set forth in Section 2.03(C) of the Revolving Credit Agreement.

            The Borrower hereby authorizes the Bank to endorse on the schedule annexed to this Note: (i) the amount and type of all Loans; (ii) in the case of LIBOR Loans, the applicable Interest Periods; and (iii) all continuations, conversions and payments of principal amounts in respect of such Loans, provided however, that the failure to make such notation with respect to any Loan or payment shall not limit or otherwise affect the obligation of the Borrower under the Revolving Credit Agreement or this Note. The records of the Bank reflecting such endorsements shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of all Loans owed to the Bank.


            This is one of the Notes referred to in that certain Revolving Credit Agreement (as amended, restated or supplemented from time to time, the "Revolving Credit Agreement") dated as of January ___, 1999, among the Borrower, CoBank, ACB, as Bank and in its capacity as Administrative Agent and

Documentation Agent, First Union National Bank, as Bank and in its capacity as Syndication Agent, NationsBank, N.A., as Bank and in its capacity as Syndication Agent, NationsBanc Montgomery Securities LLC, in its capacity as Lead Arranger, and the financial institutions as are, or may from time to time become, parties thereto as "Banks" (the "Banks"), to evidence the Loans (other than Bid Rate Loans) made by the Bank thereunder.

            All Capitalized terms used herein and not defined herein shall have the meanings given to them in the Revolving Credit Agreement.

            The Revolving Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of an Event of Default and for prepayments on the terms and conditions specified therein.

            The Borrower hereby waives presentment, notice of dishonor, protest and any other notice with respect to this Note.

            Subject to the terms and qualifications of the Revolving Credit Agreement, the Borrower hereby agrees to pay on demand all reasonable costs and expenses actually incurred in collecting the Borrower's obligations hereunder or in enforcing or attempting to enforce any of the Bank's rights hereunder in each case after the occurrence and during the continuance of an Event of Default, including, but not limited to, reasonable attorneys' fees and expenses if collected by or through an attorney, whether or not suit is filed.

            This Note shall be governed by, and interpreted and construed in accordance with, the laws of the Commonwealth of Virginia, provided, that, as to the maximum rate of interest which may be charged or collected if the Laws applicable to the Bank permit it to charge or collect a higher rate than the Laws of the Commonwealth of Virginia, then such Laws applicable to the Bank shall apply to the Bank under this Note.

            IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its officer thereunto duly authorized, as of the date first written.

                        SOUTHERN STATES COOPERATIVE, INCORPORATED


                        By: __________________________________________

                        Name: ________________________________________

                        Title: _______________________________________

                      SCHEDULE TO REVOLVING CREDIT NOTE

         REVOLVING CREDIT LOANS (BASE Rate Loans and/or LIBOR Loans)

Date
Revolving
Credit
Loan                                                               Unpaid
Made,         Type of       Amount of                              Principal    Name of
Continued     Revolving     Revolving    Applicable   Amount of    Balance of   Person
Converted     Credit        Credit       Interest     Principal    Revolving    Making
or Paid       Loan          Loan         Period       Prepaid      Credit Note  Notation


----------   -----------   -----------  ------------  -----------  -----------  ---------

----------   -----------   -----------  ------------  -----------  -----------  ---------

----------   -----------   -----------  ------------  -----------  -----------  ---------

----------   -----------   -----------  ------------  -----------  -----------  ---------

----------   -----------   -----------  ------------  -----------  -----------  ---------

----------   -----------   -----------  ------------  -----------  -----------  ---------

----------   -----------   -----------  ------------  -----------  -----------  ---------

----------   -----------   -----------  ------------  -----------  -----------  ---------

----------   -----------   -----------  ------------  -----------  -----------  ---------

                                                                     Exhibit F-2


                            REVOLVING CREDIT NOTE


                                                            Richmond, Virginia
                                                             January ___, 1999



      FOR VALUE RECEIVED, Southern States Cooperative, Incorporated, a Virginia agricultural cooperative corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of ____________________ ____________________ ("Bank") at its office, located at ____________________________________, for the account of its appropriate Applicable Lending Office, the principal sum equal to the aggregate unpaid principal amount of all advances under all Bid Rate Loans (as defined in the Revolving Credit Agreement referred to below) made by Bank to the Borrower pursuant to Sections 2.01 and 2.02 of the Revolving Credit Agreement (including amounts in excess of the amount shown above), in lawful money of the United States of America and in immediately available funds on such Loan's Bid Rate Maturity Date. The Borrower also promises to pay interest on the unpaid principal balance of the Loans for the period such balance is outstanding, at said office for the account of said Applicable Lending Office, in like money, at the rates of interest provided on the schedule annexed to this Note, at the times and calculated in the manner set forth in Section 2.03(B) of the Revolving Credit Agreement. Any amount of principal hereof which is not paid when due, whether at stated maturity, by acceleration, or otherwise, shall bear interest from the date when due until said principal amount is paid in full, payable on demand, at a rate per annum equal at all times to the rate set forth in Section 2.03(C) of the Revolving Credit Agreement.

            The Borrower hereby authorizes the Bank to endorse on the schedule annexed to this Note: (i) the applicable rates and Bid Rate Maturity Dates; and
(ii) all continuations, conversions and payments of principal amounts in respect of such Loans, provided however, that the failure to make such notation with respect to any Loan or payment shall not limit or otherwise affect the obligation of the Borrower under the Revolving Credit Agreement or this Note. The records of the Bank reflecting such endorsements shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of all Loans owed to the Bank.

            This is one of the Notes referred to in that certain Revolving Credit Agreement (as amended, restated or supplemented from time to time, the "Revolving Credit Agreement") dated as of January ___, 1999, among the Borrower, CoBank, ACB, as Bank and in its capacity as Administrative Agent and Documentation Agent, First Union National Bank, as Bank and in its capacity as Syndication Agent, NationsBank, N.A., as Bank and in its capacity as Syndication

Agent, NationsBanc Montgomery Securities LLC, in its capacity as Lead Arranger, and the financial institutions as are, or may from time to time become, parties thereto as "Banks" (the "Banks"), to evidence the Bid Rate Loans made by the Bank thereunder.

            All Capitalized terms used herein and not defined herein shall have the meanings given to them in the Revolving Credit Agreement.

            The Revolving Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of an Event of Default and for prepayments on the terms and conditions specified therein.

            The Borrower hereby waives presentment, notice of dishonor, protest and any other notice with respect to this Note.

      Subject to the terms and qualifications of the Revolving Credit Agreement, the Borrower hereby agrees to pay on demand all reasonable costs and expenses actually incurred in collecting the Borrower's obligations hereunder or in enforcing or attempting to enforce any of the Bank's rights hereunder in each case after the occurrence and during the continuance of an Event of Default, including, but not limited to, reasonable attorneys' fees and expenses if collected by or through an attorney, whether or not suit is filed.

            This Note shall be governed by, and interpreted and construed in accordance with, the laws of the Commonwealth of Virginia, provided, that, as to the maximum rate of interest which may be charged or collected if the Laws applicable to the Bank permit it to charge or collect a higher rate than the Laws of the Commonwealth of Virginia, then such Laws applicable to the Bank shall apply to the Bank under this Note.

            IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its officer thereunto duly authorized, as of the date first written.

                        SOUTHERN STATES COOPERATIVE, INCORPORATED

                        By: ____________________________________________

                        Name: __________________________________________

                        Title: _________________________________________

                      SCHEDULE TO REVOLVING CREDIT NOTE
                                 BID RATE LOANS


Date
Bid Rate
Loan            Amount       Interest                                   Name of
Made            of Bid       Rate for      Bid Rate       Amount of     Person
Continued,      Rate         Bid Rate      Maturity       Principal     Making
or Paid         Loan         Loan          Date           Repaid        Notation


----------   -----------    -----------   ------------   -----------

----------   -----------    -----------   ------------   -----------

----------   -----------    -----------   ------------   -----------

----------   -----------    -----------   ------------   -----------

----------   -----------    -----------   ------------   -----------

----------   -----------    -----------   ------------   -----------

----------   -----------    -----------   ------------   -----------

----------   -----------    -----------   ------------   -----------

                                                                       Exhibit G

                       FORM OF OPINION OF COMPANY COUNSEL
                      [Mays & Valentine, L.L.P. Letterhead]




                                January 12, 1999



TO THE PERSONS LISTED ON SCHEDULE 1


      Re:   $200,000,000 Revolving Credit Agreement with
            Southern States Cooperative, Incorporated


Ladies and Gentlemen:

      We have acted as counsel for Southern States Cooperative, Incorporated (the "Company") in connection with the preparation, execution, and delivery of the Revolving Credit Agreement dated as of January 12, 1999 (the "Credit Agreement"), among the Company, CoBank, ACB, in its individual capacity, as Bank and in its capacity as Administrative Agent and Documentation Agent, First Union National Bank, as Bank and in its capacity as Syndication Agent, NationsBank, N.A., as Bank and in its capacity as Syndication Agent, NationsBanc Montgomery Securities LLC, in its capacity as Lead Arranger, and FMB Bank, as Bank, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "RaboBank Nederland", New York Branch, as Bank, Banque Nationale de Paris (Chicago Branch), as Bank, Crestar Bank, as Bank and in its capacity as Co-Agent, DG Bank Deutsche Genossenschaftsbank AG Cayman Islands Branch, as Bank, and Wachovia Bank, N.A., as Bank and in its capacity as Co-Agent. This opinion is being furnished to you at the request of the Company pursuant to Section 3.01(E) of the Credit Agreement. Capitalized terms used herein which are not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

      For purposes of this opinion, we have examined, among other things:

     (a) the Credit Agreement and the Notes, each dated the date hereof, issued by the Company to the Banks (the "Notes");

     (b) the Fourth Amended and Restated Financing Services and Contributed Capital Agreement dated the date hereof between the Company and Statesman Financial Corporation (together with the Credit Agreement and the Notes referred to herein collectively as the "Financing Documents"); and

      (c) documents furnished by the Company pursuant to Section 3.01 of the Credit Agreement, including the Articles of Incorporation and Bylaws of the Company and all amendments thereto.

      For purposes of the opinions expressed below, we have assumed (i) the authenticity of all documents submitted to us as originals, (ii) the conformity to the originals of all documents submitted as certified or photostatic copies and the authenticity of the originals; (iii) the legal capacity of natural persons, and (iv) the due authorization, execution and delivery of all documents by all parties (other than the Company) and the validity and binding effect thereof on such parties.

      Based upon the foregoing and subject to the qualifications hereinafter set forth, we are of the opinion that:

      1. The Company is an agricultural cooperative corporation duly incorporated and validly existing under the laws of the Commonwealth of Virginia and has all corporate power required to carry on its business as now conducted.

      2. The execution, delivery, and performance by the Company of the Financing Documents are within the Company's corporate power and have been duly authorized by all necessary corporate action.

      3. The Financing Documents have been duly executed and delivered on behalf of the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally and by general equitable principles whether enforcement is sought by proceedings in equity or at law.

      4. The execution, delivery and performance by the Company of the Financing Documents (i) require no action by or in respect of, or filing with, any governmental body, agency or official; (ii) do not contravene or constitute (with or without the giving of notice or lapse of time or both) a default under any provision of applicable law or regulation, the Articles of Incorporation or Bylaws of the Company, or to our knowledge, any agreement, judgment, injunction, order, decree or other instrument known to us and binding upon the Company; and
(iii) to our knowledge do not result in the creation or imposition of any Lien on any asset of the Company (other than Liens in favor of CoBank on any equity interest of the Company in CoBank).

      5. To our knowledge, there are no actions or proceedings against the Company pending before any court, governmental authority, regulatory body, or arbitrator: (a) with respect to the Financing Documents; (b) which could have a material adverse effect on the ability of the Company to conduct its business as presently conducted; or (c) which individually seeks or could reasonably be expected to seek in excess of $1,000,000 from the Company.

      We express no opinion as to those provisions of the Financing Documents which purport to make oral amendments and waivers ineffective, and we express no opinion as to those provisions of the Financing Documents which would waive the right of the Company to object to venue.

      The opinion and statements expressed herein are subject to the following qualifications:

      The opinions and statements expressed herein are restricted to matters governed by the laws of the United States of America and the laws of the Commonwealth of Virginia.

      We express no opinion with respect to any instrument or document other than instruments or documents referred to above.

      The opinions expressed herein are effective as of the date hereof. No expansion of the opinions may be made by implication or otherwise. We express no opinions other than as herein expressly set forth. We do not undertake to advise you of any matter within the scope of this letter that comes to our attention after the date of this letter and disclaim any responsibility to advise you of any further changes in law or fact that may affect the opinions set forth herein.

      This letter is rendered to you in connection with the transactions described above and may not be relied upon by any other person, or participant, or by you in any other context or for any other purpose. It may not be referred to in whole or in part nor may copies thereof be furnished or delivered to any other person without our prior written consent, except that you may furnish copies hereof: (i) to prospective and actual parties (including Participants and Assignees) to the financing transactions contemplated by the Financing Documents; (ii) to your respective independent auditors, attorneys, and other advisors; (iii) to any governmental authority having jurisdiction over you; (iv) pursuant to any order or legal process of any court of competent jurisdiction or any governmental agency; and (v) in connection with any legal action arising out of any of the Financing Documents or the transactions contemplated thereby.

                                    Very truly yours,

                                   SCHEDULE 1




CoBank, ACB, as Administrative Agent,    Cooperatieve Centrale Raiffeisen-
Documentation Agent and Bank             Boerenleenbank B.A., "RaboBank
P.O. Box 5110                            Nederland"
Denver, Colorado  80217                  New York Branch
                                         245 Park Avenue
                                         New York, New York  10167

First Union National Bank,               Banque Nationale de Paris (Chicago
as Syndication Agent and Bank            Branch)
7 North 8th Street, 3rd Floor            209 South LaSalle Street
Mail Code VA-3260                        Chicago, Illinois  60604
Richmond Virginia  23219

NationsBank, N.A., as Syndication        Crestar Bank
Agent and Bank                           919 East Main Street, 22nd Floor
101 North Tryon Street, 15th Floor       Richmond, Virginia  23219
Charlotte, North Carolina  28255


NationsBanc Montgomery Securities LLC,   DG Bank Deutsche Genossenschaftsbank
as Lead Arranger                         AG Cayman Islands Branch
4400 South LaSalle Street                303 Peachtree Street, N.E., Suite 2900
Chicago, Illinois  60605                 Atlanta, Georgia  30308

FMB Bank                                 Wachovia Bank, N.A.
25 South Charles Street                  1021 East Cary Street, 3rd Floor
Mail Code 101-744                        Richmond, Virginia  23219
Baltimore, Maryland  21201

                                                                       Exhibit H

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

      ASSIGNMENT AND ASSUMPTION AGREEMENT dated as of _______ __, among _______________, (the "Assignor"), _______________ (the "Assignee"), Southern
States Cooperative, Incorporated (the "Company"), and CoBank, ACB ("CoBank"), in its capacity as Administrative Agent.

                             PRELIMINARY STATEMENTS

      1. This Assignment and Assumption Agreement (the "Agreement") relates to the Revolving Credit Agreement (as amended from time to time, the "Credit Agreement") dated as of January ___, 1999, originally among the Company, CoBank, First Union National Bank, NationsBank, N.A., _________ and each other lender which may thereafter execute and deliver an Assignment and Assumption Agreement pursuant to the Credit Agreement (each a "Bank" and, collectively, the "Banks"), CoBank, as Administrative Agent and Documentation Agent, First Union National Bank, as Syndication Agent, NationsBank, N.A., as Syndication Agent, and NationsBanc Montgomery Securities LLC, as Lead Arranger. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

      2. Subject to the terms and conditions set forth in the Credit Agreement, the Assignor (a) is required to make Base Rate Loans and LIBOR Loans from time to time to the Company and (b) may in its sole discretion make Bid Rate Loans from time to time to the Company.

      3. Base Rate Loans made to the Company by the Assignor under the Credit Agreement in the aggregate principal amount of ______________ Dollars ($_________) are outstanding at the commencement of business on the date hereof. This Agreement shall become effective prior to any Base Rate Loans made on the date hereof.

      4. LIBOR Loans made to the Company by the Assignor under the Credit Agreement in the aggregate principal amount of ______________ Dollars ($_________) are outstanding at the commencement of business on the date hereof. This Agreement shall become effective prior to any LIBOR Loans made on the date hereof.

      5. Bid Rate Loans made to the Company by the Assignor under the Credit Agreement in the aggregate principal amount of ______________ Dollars ($_________) are outstanding at the commencement of business on the date hereof. The amount and Bid Rate Maturity Date for each of the Assignor's Bid Rate Loans is set forth in Exhibit A attached hereto. This Agreement shall become effective prior to any Bid Rate Loans made on the date hereof.

      6. The Assignor desires to assign to the Assignee a proportionate share of all of the rights of the Assignor under the Credit Agreement as follows:

      a) a __ % interest in all outstanding Base Rate Loans (such percentage equaling $______ at the commencement of business on the date hereof) ;

      b) a __ % interest in all outstanding LIBOR Loans (such percentage equaling $______ at the commencement of business on the date hereof);

      c)    a  __  %  interest  in  all   outstanding  Bid  Rate  Loans  (such
percentage equaling $______ at the commencement of business on the date hereof); and

      d) a __ % of the Assignor's Commitment ("Assigned Commitment") (such percentage equaling $______ at the commencement of business on the date hereof).

      The Assignee desires to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms. The assigned Loans described in clause (a) through (c) above are, collectively, referred to as the "Assigned Loans".

      NOW THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

      SECTION 1. Assignment. The Assignor hereby assigns to the Assignee all of the rights of the Assignor under the Credit Agreement in and to the Assigned Commitment and the Assigned Loans (together with interest accrued thereon to the date of this Agreement), and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement in and to the Assigned Commitment. Upon the execution and delivery hereof by the Assignor, the Assignee, the Company (to the extent required) and the Administrative Agent (to the extent required) and the payment of the amount specified in Section 2 required to be paid on the date hereof (a) the Assignee shall, as of the commencement of business on the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Commitment and with Loans in a principal amount equal to the Assigned Loans, and (b) the Commitment and the Loans of the Assignor shall, as of the commencement of business on the date hereof, be reduced correspondingly and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor, except that Assignor warrants that it (i) is the legal and beneficial owner of the Assigned Loans, (ii) owns the Assigned Loans free and clear of any Liens and (iii) has the right to make the assignments contemplated by this Agreement.

      SECTION 2. Payments. As consideration for the assignment and sale contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the date hereof in immediately available funds an amount equal to ________________ Dollars ($__________) in principal. It is understood that interest and commitment fees and other fees payable to the Assignor under the Credit Agreement accrued to but not including the date hereof are for the account of the Assignor and such interest and fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

      SECTION 3. Consent of the Company and the Administrative Agent. This Agreement is conditioned upon the consent of the Company and the Administrative Agent pursuant to Section 10.04 of the Credit Agreement (unless consent is not required pursuant to Section 10.04). The execution of this Agreement by the Company and the Administrative Agent is evidence of such consent. Pursuant to
Section 10.04 of the Credit Agreement, the Company has agreed to execute and deliver (1) to the Assignee a new Note or Notes payable to the order of the Assignee to evidence the assignment and assumption provided for herein and (2) to the Assignor, in substitution for its existing Note or Notes, a new Note or Notes resulting from the Assignment payable to the order of the Assignor to evidence the assignment and assumption provided for herein.

      SECTION 4. Non-Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Company or any other party to any Loan Document, or the validity and enforceability of the obligations of the Company or any other party to a Loan Document in respect of the Credit Agreement, any Note, or any other Loan Document. The Assignee acknowledges that it has, independently and without reliance on the Assignor, the Agents or the Lead Arranger and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business affairs and financial condition of the Company and the other parties to the Loan Documents.

      SECTION 5. Certification of Exemption. [For Banks not organized under the Laws of the United States.] As soon as possible, but in any event prior to the date on which interest or fees are payable under the Credit Agreement, Assignee agrees to provide to the Administrative Agent and the Company Form 4224 or Form 1001 of the Internal Revenue Service, or such other forms, certifications, statements or documents, duly executed and completed by the Assignee, as evidence of Assignee's exemption from the withholding of United States tax with respect thereto.

      SECTION 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Virginia.

      SECTION 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered to by their duly authorized officers as of the date first above written.

                                                                      Exhibit I


                     AMENDMENT TO FINANCING SERVICES AND
                        CONTRIBUTED CAPITAL AGREEMENT


      This AMENDMENT TO FINANCING SERVICES AND CONTRIBUTED CAPITAL AGREEMENT (the "Amendment") is made as of this 6th day of November, 1998, between SOUTHERN STATES COOPERATIVE, INCORPORATED (the "Cooperative"), a Virginia corporation, and MICHIGAN LIVESTOCK CREDIT CORPORATION ("MLCC"), a Virginia corporation.

      The parties hereto are parties to a Financing Services and Contributed Capital Agreement dated as of the 1st day of April, 1998 (the "Agreement") and desire to amend the provisions of Section 13.03 of the Agreement.

      Accordingly, the parties hereto agree that Section 13.03 is amended to read as follows:

            SECTION 13.03. REDEMPTION OF CLASS X PREFERRED STOCK.
            MLCC covenants and agrees that if on any TAPOS
            Determination Date the amount of MLCC Class X Preferred Stock held by the Cooperative exceeds the Minimum Class
            X Investment computed as of such date, it will, subject to the provisions of Section 13.04, upon written demand by the Cooperative redeem for cash at its par value those shares held by the Cooperative which are in excess of the Minimum Class X Investment determined as of such date, provided that MLCC will not repurchase any MLCC Class X Preferred Stock if at the time MLCC is indebted (as therein defined) under the Revolving Credit Agreement (the "Credit Agreement") dated as of November 6, 1998 by and among MLCC, the Lenders identified therein and CoBank, as Agent or has the right to borrow under the Credit Agreement, and if the ratio of the total Debt of MLCC to the sum of its total Debt and its Net Worth (as such terms are defined in the Credit Agreement) is greater than 0.5 to 1 or if such ratio would be greater than 0.5 to 1 after such repurchase.

                               PRIOR AGREEMENT
                               ---------------

      Except as otherwise expressly amended by this Amendment, the Agreement is and shall continue to be in full force and effect in accordance with its terms.

The Cooperative and MLCC further covenant and agree that each reference in any agreement or other document to the Agreement shall be deemed to refer to the Agreement as amended by this Amendment and as it may be amended from time to time hereafter.

      This Amendment shall be governed by and construed and be interpreted in accordance with the laws of the Commonwealth of Virginia.

      IN WITNESS WHEREOF, SOUTHERN STATES COOPERATIVE, INCORPORATED and MICHIGAN LIVESTOCK CREDIT CORPORATION have caused this Amendment to be executed by their duly authorized officers all as of the date first above written.


                                    SOUTHERN STATES COOPERATIVE,
                                       INCORPORATED


                                    By:
                                       ---------------------------------------
                                    Its:
                                       ---------------------------------------

                                    MICHIGAN LIVESTOCK CREDIT CORPORATION


                                    By:
                                       ---------------------------------------
                                    Its:
                                       ---------------------------------------

                         FOURTH AMENDED AND RESTATED
             FINANCING SERVICES AND CONTRIBUTED CAPITAL AGREEMENT


      FOURTH AMENDED AND RESTATED FINANCING SERVICES AND CONTRIBUTED CAPITAL AGREEMENT ("Agreement") dated as of the _____ day of January, 1999, between SOUTHERN STATES COOPERATIVE, INCORPORATED (the "Cooperative"), a Virginia corporation, and STATESMAN FINANCIAL CORPORATION ("Statesman"), a Virginia corporation.

      Cooperative desires from time to time to sell to Statesman certain accounts receivable owing to it, certain installment sales contracts and certain Crop Time Notes, and Statesman is interested in purchasing such receivables, installment sales contracts and Crop Time Notes. The parties desire to set forth the terms and conditions upon which such sales may be made. The Cooperative also desires to have Statesman issue from time to time credit cards to customers of the Cooperative and its Local Cooperatives and Dealerships, to extend from time to time asset based financing, agricultural production loans and term loans to customers of the Cooperative pursuant to separate agreements to be entered into between each such customer and Statesman and to lease personal property from time to time to customers of the Cooperative, Local Cooperatives and Dealerships. Therefore, the parties hereto agree as follows:

                                  ARTICLE I
                                  ---------

                        DEFINITIONS AND ACCOUNTING TERMS
                        --------------------------------

      SECTION 1.01. DEFINED TERMS. As used in this Agreement, the following terms have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

      "Accounts Receivable - Local Cooperative" means the amounts advanced by the Cooperative to a Local Cooperative and owing from time to time from such Local Cooperative to the Cooperative.

      "Agreement" means this Fourth Amended and Restated Financing Services and Contributed Capital Agreement, as it may be amended, supplemented, or modified from time to time.

      "Agricultural Production Loan" means to loan for a term of not more than one year, the proceeds of which are used to raise crops or livestock.

      "Approved Contracts" means those Installment Sales Contracts arising out of the sale of goods by a Retail Service or a customer of the Cooperative which have been approved in advance by Statesman as evidenced by a Statesman Approval Number.

      "Approved Notes" means those Crop Time Notes arising out of the sale of goods and services by the Cooperative which have been approved in advance by Statesman.

      "Asset Based Financing" means financing of a Dealership by Statesman secured by accounts receivable, inventory, equipment, including rolling stock, real estate and other fixed assets, or any of such items.

      "Average Total Delinquency Percentage" means with respect to each of Retail Accounts, Grain Marketing Accounts and Accounts Receivable - Local Cooperatives (each a "type" of Receivable) that percentage determined by dividing the average total delinquent Receivables of that type (including any Receivables of that type sold to Statesman which are delinquent), measured as of the last day of each calendar month, for the twelve-month period ending on the last Business Day of the calendar month preceding a settlement date by the average total Receivables of that type owing the Cooperative (including those sold to Statesman), measured as of the last day of each calendar month, for the same twelve-month period. "Average Total Delinquency Percentage" means with respect to Wholesale Accounts that percentage determined by dividing the average total delinquent Wholesale Accounts (including any Wholesale Accounts sold to Statesman which are delinquent), measured as of the last day of each calendar month, for the twelve-month period ending on the last Business Day of the calendar month preceding the date of determination by the average total Wholesale Accounts owing the Cooperative (including those sold to Statesman), measured as of the last day of each calendar month, for the same twelve-month period.

      "Average Total Delinquency Percentage Variance" means with respect to each of Retail Accounts, Grain Marketing Accounts and Accounts Receivable Local Cooperatives (each a "type" of Receivable) the difference, regardless of which is greater, between (i) the Average Total Delinquency Percentage for that type of Receivables computed as of the last Business Day of the calendar month preceding any settlement date and (ii) the percentage obtained by dividing the total delinquent Receivables of that type (including Receivables of that type sold to Statesman which are delinquent) on such date by the total Receivables of that type (including those sold to Statesman) on such date. "Average Total Delinquency Percentage Variance" means with respect to Wholesale Accounts the difference, regardless of which is greater, between (i) the Average Total Delinquency Percentage for Wholesale Accounts computed as of the last Business Day of the calendar month preceding the date of determination and (ii) the percentage obtained by dividing the total delinquent Wholesale Accounts (including Wholesale Accounts sold to Statesman which are delinquent) on such date by the total Wholesale Accounts (including those sold to Statesman) on such date.

      "Balances Owed" means the net amount payable to the Cooperative on Receivables as a result of goods sold or services performed, or both, after adjustment for all rebates, credits and all other adjustments made by the Cooperative on all Purchased Receivables.

      "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in Richmond, Virginia, are authorized or required to close under applicable law.

      "Collateral" means any property which is subject to a purchase money security interest securing the obligations of the obligor on a Purchased Contract or a Purchased Note.

      "Crop Time Notes" means promissory notes of Customers of the Cooperative evidencing amounts due for the purchase of goods and services from the Cooperative, which are payable in one year or less.

      "Customer of the Cooperative" means a member of the Cooperative or other Person who purchases goods or services from the Cooperative.

      "Dealership" means any wholesale customer of the Cooperative which has purchased merchandise or products from the Cooperative for resale to its customers and shall include a private dealer of the Cooperative but shall not include a Retail Service or a Local Cooperative.

      "Default" means any of the events specified in Article X, whether or not any requirement for the giving of notice or the lapse of time, or both, has been satisfied.

      "Dispute" has the meaning set forth in Section 4.06.

      "Eligible Contracts" means Installment Sales Contracts arising out of the sale of goods by Retail Services or a customer of the Cooperative other than Approved Contracts which Statesman has determined to purchase from the Cooperative.

      "Eligible Notes" means Crop Time Notes other than Approved Notes which Statesman has determined to purchase from the Cooperative.

      "Eligible Receivables" means Receivables which Statesman has determined to purchase from the Cooperative.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereof.

      "Event of Default" means any of the events specified in Section 10.01, provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

      "GAAP" means generally accepted accounting principles consistently applied with respect to a corporation conducting a business the same as or similar to that of the Cooperative and its Subsidiaries, if any, as in effect from time to time.

      "Grain Marketing Accounts" means amounts owed to the Cooperative for the purchase of grain commodities, whether evidenced by open account, note, or otherwise or any combination thereof.

      "Headquarters" means the office of Statesman at 6606 West Broad Street, Post Office Box 25567, Richmond, Virginia 23260.

      "Historical Charge Off Percentage" means with respect to each of Retail Accounts, Grain Marketing Accounts and Accounts Receivable - Local Cooperatives (each a "type" of Receivable) that percentage which is obtained by dividing (a) the sum of (i) gross bad debt expense of the Cooperative for Receivables of that type for any fiscal year and (ii) the gross bad debt expense of Statesman for such fiscal year for Receivables of that type purchased from the Cooperative by
(b) the total dollar volume for sales which generate Receivables of that type (whether cash or non-cash) of the Cooperative for such fiscal year.

      "Independent Cooperative" means a cooperative which is not a Local Cooperative.

      "Installment Sales Contract" means a written agreement providing for the deferred payment of the purchase price of goods sold in the ordinary course of business.

      "Installment Sales Financing" means the purchasing by Statesman of chattel paper (as defined in Article 9 of the Uniform Commercial Code of Virginia) arising out of a sale of merchandise by a Retail Service, Local Cooperative or Dealership.

      "Leases" means contracts for the lease of personal property for a fixed period of time by Statesman to the Cooperative, a Local Cooperative, a Dealership or a customer of any.

      "Lien" means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code of Virginia or comparable law of any jurisdiction to evidence any of the foregoing).

      "Local Cooperative" means any corporation which is managed by the Cooperative under a management agreement or contract.

      "Loan" means an Agricultural Production Loan, a Term Loan, an asset based loan or any substantially similar extension of credit now or hereafter made by Statesman to a Customer of the Cooperative or other Person.

      "Manufacturer" means the original equipment manufacturer of goods offered for sale by the Cooperative.

      "Multiemployer Plan" means a Plan described in Section 4001(a)(3) of ERISA which covers employees of the Cooperative or to which the Cooperative is or may be required to make contributions under ERISA.

      "Net Balance" means with respect to an Installment Sales Contract, the outstanding balance owing on such Installment Sales Contract including any applicable late charges but exclusive of any unearned finance charges as provided for in such Installment Sales Contract and means with respect to a Crop Time Note, the outstanding principal balance owing on such Crop Time Note and all accrued and unpaid interest thereon.

      "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

      "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority, or other entity of whatever nature.

      "Plan" means any employee welfare plan established or maintained by the Cooperative or to which the Cooperative has made contributions in the past or may in the future be required to make contributions under ERISA.

      "Prohibited Transaction" means any transaction set forth in Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time.

      "Purchased Contracts" means Approved Contracts and Eligible Contracts which have been purchased by Statesman from the Cooperative or a customer of the Cooperative.

      "Purchased Notes" means Approved Notes and Eligible Notes which have been purchased by Statesman from the Cooperative.

      "Purchased Receivables" means Eligible Receivables which have been purchased by Statesman from the Cooperative.

      "Purchased Wholesale Accounts" means Wholesale Accounts which have been purchased by Statesman from the Cooperative.

      "Receivables" means the amounts owing the Cooperative from time to time for the sale of goods or the performance of services in the ordinary course of business and shall include Retail Accounts, Grain Marketing Accounts, and Accounts Receivable - Local Cooperatives.

      "Receivables Certificate" means the certificate referred to in Section 2.03(1).

      "Reserve Account" means the account  established under the provisions of
Section 2.04.

      "Retail Accounts" means amounts owing the Cooperative arising out of the sale in the ordinary course of business of goods and services by Retail Services or by stores which were then owned and operated by Gold Kist Inc., which amounts are not evidenced by Installment Sales Contracts.

      "Retail Service" means any retail store owned and operated by the Cooperative.

      "Southern States Credit Card Program" means the program of Statesman to approve revolving or open-end credit in specific amounts for individual customers of the Cooperative, Local Cooperatives and Dealerships, to extend credit to such customers for the purchase of goods from the Cooperative, Local Cooperatives and Dealerships and to settle periodically with the Cooperative, Local Cooperatives and Dealerships for purchases made by customers pursuant to that program, as such program may exist from time to time.

      "Statesman Approval Number" means a number given by Statesman to a Retail Service to evidence that a particular Installment Sales Contract is an Approved Contract.

      "Subsidiary" means any corporation the majority of the voting shares of which at the time are owned directly or indirectly by the Cooperative and/or by one or more Subsidiaries of the Cooperative.

      "Term Loan" means a secured loan with the principal amortized over a period of 5 to 7 years, the proceeds of which are used for agricultural production.

      "Termination Date" means that date on which certain obligations of the parties hereunder may be terminated as provided in Section 11.04.

      "Wholesale Accounts" means any obligation arising out of the sale of goods or the performance of services in the ordinary course of business which is not an Account Receivable - Local Cooperative, Grain Marketing Account, or Retail Account.

      "Wholesale Reserve Account" means the account established under the provisions of Section 4.04.

                                   ARTICLE II
                                   ----------

                        ACCOUNTS RECEIVABLE FINANCING
                        -----------------------------

      SECTION 2.01. PURCHASE OF RECEIVABLES. Statesman may from time to time, at its option upon the terms and subject to the conditions contained in this Agreement, purchase Receivables from the Cooperative, provided that Statesman has determined in its sole and absolute discretion that such Receivables are acceptable to it (which acceptable Receivables are herein referred to as the "Eligible Receivables"), and in no event shall Statesman purchase Receivables if after such purchase the aggregate amount owing on all Receivables purchased by Statesman from the Cooperative shall exceed TWO HUNDRED MILLION DOLLARS ($200,000,000). All such purchases shall be made without recourse to the Cooperative except so far as Statesman shall have the right to make charges to the Reserve Account as provided in Section 2.05, and nothing contained herein shall obligate Statesman to purchase any Receivables.

      SECTION 2.02. OFFER TO SELL. The Cooperative may from time to time offer to sell Receivables to Statesman as herein provided, but, except as the parties may otherwise agree, no Receivable from any obligor shall be sold unless all accounts owing from such obligor to the Cooperative are sold, and no Retail Account arising out of a sale at any Retail Service shall be sold unless all Retail Accounts arising out of sales at such Retail Service are sold.

      SECTION 2.03.  PROCEDURES.

      (1) Prior to 11:00 a.m. (Richmond, Virginia, time) on the tenth Business Day of each month, or such later day as may be agreed to by Statesman, the Cooperative shall deliver to Statesman by hand or send by telecopy a certificate substantially in the form of Exhibit A attached hereto (a "Receivables Certificate") with the blanks therein appropriately completed and reflecting the following information for the preceding month:

            (a) the amount of all Receivables arising out of sales of goods or services during the preceding month, if any, which were sold by the Cooperative to Statesman as of the end of such preceding month;

            (b) Receivables which were previously sold to Statesman under the provisions of this Article II showing the outstanding balances as of the last day of the preceding month in the aggregate for Retail Accounts, Grain Marketing Accounts and Accounts Receivable - Local Cooperatives;

            (c) Receivables which were previously sold to Statesman pursuant to this Article II upon which there was any change in the outstanding balance during such month, and all debits and credits thereon, including without limitation payments and other remittances by or on behalf of the account obligor, credits, rebates and adjustments, showing in the aggregate for Retail Accounts, Grain Marketing Accounts and Accounts Receivable - Local Cooperatives the prior balance, the amount and nature of adjustments and the balance as of the last day of the preceding month;

            (d) the Cooperative shall promptly make available to Statesman, at Statesman's request, listings of accounts with balances and other referenced amounts by obligor that are referred to in Sections 2.03(1)(a), (b) and (c).

      (2) Not later than 11:00 a.m. (Richmond, Virginia, time) on the fifth Business Day after receipt by Statesman of the Receivables Certificate, Statesman shall pay to the Cooperative the amount by which (a) the aggregate outstanding balance on each Receivable it has purchased exceeds (b) the Purchase Discount (as herein defined) and the amount, if any, to be placed in the Reserve

Account pursuant to Section 2.04, provided, however, that Statesman may choose not to pay for any Receivable evidenced by a promissory note or other instrument unless such note or other instrument has been endorsed and delivered to Statesman.

      (3) Promptly upon delivery of the certificate described in Section 2.03(1), the Cooperative shall assign and transfer as provided in such certificate those Receivables Statesman is purchasing and all proceeds thereof, cash or non-cash.

      (4) (a) For purposes of this Article II, the Purchase Discount for Retail Accounts shall be the product obtained by multiplying the outstanding balance of the Retail Accounts being purchased by (i) the average Historical Charge Off Percentage of the Cooperative for Retail Accounts for the three preceding fiscal years times (ii) the sum of 1 plus the Average Total Delinquency Percentage Variance for Retail Accounts, plus the anticipated interest charges for the current month relating to the outstanding purchased Retail Accounts. Such amount shall be computed according to the following formula:

      Discount =  Retail Accounts being purchased x [(aHCO%) x (1 + ADV)] +
                  AIC

      where

      aHCO%    =  average Historical Charge Off Percentage for Retail Accounts for the three preceding fiscal years which for purposes of this calculation shall not be less than 0.35% or such other percentage as may be from time to time agreed to by the Cooperative and Statesman.

      ADV      =  Average  Total  Delinquency  Percentage  Variance for Retail
                  Accounts.

      AIC      =  the anticipated interest charges for the current month for borrowings relating to outstanding Retail Accounts purchased by Statesman.

            (b) For purposes of this Article II, the Purchase Discount for Grain Marketing Accounts shall be the product obtained by multiplying the outstanding balance of the Grain Marketing Accounts being purchased by (i) the average Historical Charge Off Percentage of the Cooperative for Grain Marketing Accounts for the three preceding fiscal years times (ii) the sum of 1 plus the Average Total Delinquency Percentage Variance for Grain Marketing Accounts, plus the anticipated interest charges for the current month relating to the outstanding purchased Grain Marketing Accounts. Such amount shall be computed according to the following formula:

      Discount  =  Grain Marketing Accounts being purchased x [(aHCO%) x (1 +
                  ADV)] + AIC
      where

      aHCO%    =  average Historical Charge Off Percentage for Grain Marketing
                  Accounts for the three preceding fiscal years which for purposes of this calculation shall not be less than 0.15% or such other percentage as may be from time to time agreed to by the Cooperative and Statesman.

      ADV      =  Average  Total  Delinquency  Percentage  Variance  for Grain
                  Marketing Accounts.

      AIC      =  the anticipated interest charges for the current month for borrowings relating to outstanding Grain Marketing Accounts purchased by Statesman.

            (c) For purposes of this Article II, the Purchase Discount for Accounts Receivable - Local Cooperatives shall be the product obtained by multiplying the outstanding balance of the Accounts Receivable - Local Cooperatives being purchased by (i) the average Historical Charge Off Percentage of the Cooperative for Accounts Receivable - Local Cooperatives for the three preceding fiscal years times (ii) the sum of 1 plus the Average Total Delinquency Percentage Variance for Accounts Receivable - Local Cooperatives, plus the anticipated interest charges for the current month relating to the outstanding purchased Accounts Receivable - Local Cooperatives. Such amount shall be computed according to the following formula:

      Discount  =  Accounts Receivable - Local Cooperatives being purchased x
                  [(aHCO%) x (1 + ADV)] + AIC

      where

      aHCO%     = average Historical Charge Off Percentage for Accounts
                  Receivable - Local Cooperatives for the three preceding fiscal years which for purposes of this calculation shall not be less than .05% or such other percentage as may be from time to time agreed to by the Cooperative and Statesman.

      ADV       = Average Total Delinquency  Percentage  Variance for Accounts
                  Receivable - Local Cooperatives.

      AIC = the anticipated interest charges for the current month for borrowings relating to outstanding Accounts Receivable Local Cooperatives purchased by Statesman.

      Notwithstanding anything to the contrary contained in this Agreement, a portion of such purchase price shall be placed in the reserve account described in Section 2.04.

      SECTION 2.04. RESERVE ACCOUNT. Statesman shall place in a reserve account (the "Reserve Account") an amount not to exceed one-eighth of one percent (0.125%) of the aggregate outstanding balance on each Receivable it elects to purchase, provided, however, that in no event shall any additional amount be deducted from the Purchase Price paid to the Cooperative or placed in the Reserve Account if the aggregate amount in the Reserve Account is equal to or greater than one quarter of one percent (0.25%) of the aggregate unpaid balance of all Receivables which Statesman has purchased from the Cooperative (including the Receivables being paid for on such date). Funds in the Reserve Account need not be segregated from other funds of Statesman. If at the end of any fiscal year of Statesman, the balance in the Reserve Account after charges to the Reserve Account as permitted in Section 2.05 is greater than one-eighth of one percent (0.125%) of the balance owing on Receivables which Statesman has purchased from the Cooperative, no Event of Default shall have occurred and be continuing and no obligation of the Cooperative to Statesman is then due and payable, Statesman will upon request of the Cooperative remit such excess to the Cooperative.

      SECTION 2.05. CHARGES TO RESERVE ACCOUNT. Statesman may in its sole and absolute discretion charge losses on Purchased Receivables related to Credit Risk (as defined in Section 4.06) against the Reserve Account. Statesman agrees to add to the Reserve Account the amount received as a recovery less associated collection costs on any Purchased Receivables which were previously charged to the Reserve Account. Statesman shall notify the Cooperative promptly in writing of any such reduction in the Reserve Account. As of the end of each month, Statesman will provide the Cooperative with a report of transactions in the Reserve Account during such month showing the balance in such account as of the end of such month.

      SECTION 2.06. PAYMENTS FROM THE COOPERATIVE. Monthly with the delivery of each Receivables Certificate the Cooperative shall remit to Statesman in immediately available funds an amount equal to the sum of (i) all payments received by the Cooperative during the preceding month on Purchased Receivables,
(ii) all rebates or credits on any Purchased Receivable allowed by the Cooperative during the preceding month, and (iii) all other adjustments made by the Cooperative on any Purchased Receivable during such month which resulted in a reduction of the amount owing thereon, minus any proceeds the Cooperative has collected on Purchased Receivables and paid to Statesman since the delivery of the previous Receivables Certificate.

      SECTION 2.07. METHOD OF PAYMENT. All payments from the Cooperative to Statesman under the terms of this Agreement shall be made to Statesman in immediately available funds in Richmond, Virginia. Whenever any payment is scheduled to be made on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

      SECTION 2.08. FACILITY FEES FOR PURCHASE OF RECEIVABLES. The Cooperative will pay to Statesman by the tenth Business Day of each month, or such later day as may be agreed to by Statesman, a Facility Fee in such amount as shall be agreed upon from time to time by the Cooperative and Statesman.

      SECTION 2.09. COLLECTION OF RECEIVABLES. Statesman hereby authorizes the Cooperative to collect Purchased Receivables, subject to direction and control, but Statesman may, without cause or notice, curtail or terminate said authority at any time. Upon receipt of all checks, drafts, cash and other remittance in payments of or on account of the Purchased Receivables, the Cooperative will account to Statesman for such proceeds as herein provided. The Cooperative will endorse all checks, drafts and other items evidencing such proceeds where necessary to permit collection of such items, which endorsement Statesman is also hereby authorized to make, as attorney-in-fact on behalf of the Cooperative.

      The Cooperative will pay all proceeds it collects on Purchased Receivables to Statesman monthly no later than the tenth Business Day of each month or at such other intervals as Statesman may from time to time request.

      If the Cooperative receives any promissory note or other instrument (other than a check) in payment of or on account of any Purchased Receivable, it will immediately endorse the same and deliver it to Statesman.

      Within ten (10) days of receipt of a written request of Statesman, the Cooperative will notify the obligor on each Purchased Receivable to make payments to Statesman at its Headquarters or at such other address as Statesman shall have furnished to the Cooperative in writing and shall promptly deliver to Statesman all proceeds of any Purchased Receivables then held by the Cooperative. From and after receipt of such request, the Cooperative will promptly forward to Statesman all checks, drafts, cash and other remittances received by it in payment of or on account of any Purchased Receivable.

      If the Cooperative shall fail to notify account obligors to make payments to Statesman as herein provided, and in any event upon the occurrence of an Event of Default, Statesman may so notify such account obligors.

      SECTION 2.10. REPURCHASE OF RECEIVABLES. If the Cooperative shall at any time determine not to sell to Statesman the Retail Accounts arising out of sales made at any Retail Service, the Cooperative will with the consent of Statesman promptly repurchase from Statesman all Retail Accounts arising out of sales made at such Retail Service which Statesman has previously purchased from it. The purchase price for such Retail Accounts will be the Balances Owed on the Retail Accounts giving credit for all payments received by Statesman to the date of sale to the Cooperative.

                                 ARTICLE III
                                 -----------

                         INSTALLMENT SALES FINANCING
                         ---------------------------

      SECTION 3.01. GENERAL. Statesman will from time to time, upon the terms and subject to the conditions contained in this Agreement, purchase from the Cooperative Approved Contracts. Statesman may from time to time, at its option, purchase from the Cooperative other Installment Sales Contracts arising out of the sale of goods by Retail Services as provided in Section 3.03. Nothing contained herein shall obligate Statesman to purchase any Installment Sales Contract other than those Installment Sales Contracts which have been approved in advance by Statesman as evidenced by a Statesman Approval Number (which contracts are herein referred to as "Approved Contracts").

      SECTION 3.02. NON-RECOURSE PURCHASES. Statesman will from time to time upon the terms and subject to the conditions contained in this Agreement, purchase Approved Contracts from the Cooperative. Such purchases shall be without recourse to the Cooperative except as specifically provided for herein.

      SECTION 3.03.  FULL RECOURSE OPTION.

      (1) Statesman may from time to time, at its option upon the terms and subject to the conditions contained in this Agreement, purchase from the Cooperative Installments Sales Contracts arising out of the sales of goods by Retail Services, which Installment Sales Contracts Statesman has determined in its sole and absolute discretion to be acceptable (which contracts are herein referred to as "Eligible Contracts"), notwithstanding the fact that such contracts have not been previously approved by Statesman and do not bear an appropriate Statesman Approval Number. All purchases of such contracts shall be subject to full recourse to the Cooperative as provided in paragraph (2) of this
Section 3.03.

      (2) If any installment on any Installment Sales Contract purchased under the provisions of this Section 3.03 is not paid within ninety (90) days of the date it is scheduled to be paid, upon written demand by Statesman, the Cooperative will repurchase such contract immediately for its Net Balance.

      SECTION 3.04. PURCHASE PRICE; DELIVERY OF PURCHASED CONTRACTS. The purchase price for Approved Contracts and Eligible Contracts shall be the Net Balance or such other amount as may from time to time be agreed to in writing by the Cooperative and Statesman. Upon receipt of an Approved Contract or Eligible Contract duly endorsed and all related credit information, and the satisfaction of all the conditions set forth in Article VI hereof, provided no Event of

Default shall have occurred and be continuing, and provided Statesman shall not then be entitled to require that the Cooperative repurchase Purchased Contracts under the provisions of Section 3.03 hereof, Statesman shall pay the Cooperative in cash the purchase price for each such Approved Contract or Eligible Contract. Promptly thereafter, the Cooperative will notify each obligor on each such Purchased Contract to make all future payments to Statesman at its Headquarters. The Cooperative authorizes Statesman to insert its name, or the name of any other assignee, in the space provided therefor in the assignment clause of all Purchased Contracts and to return to the Cooperative all Installment Sales Contracts not purchased. Statesman will identify in writing those contracts it agrees to purchase and will return those contracts it declines to purchase. The Cooperative is authorized to cancel the endorsement on each Installment Sales Contract which Statesman does not purchase.

      SECTION 3.05.  WARRANTIES.

      (1) By the delivery and sale of each such Installment Sales Contract under the provisions of Section 3.02 or Section 3.03, the Cooperative warrants to Statesman that:

            (a) It has good title to such Installment Sales Contract or is authorized to obtain payment on behalf of one who has good title and the sale and transfer thereof are otherwise rightful;

            (b) Each such Installment Sales Contract is a binding obligation arising from the sale of merchandise by a Retail Service in the ordinary course of business as described in the contract to a person or entity specified therein as the obligor and constitutes the valid and legally binding obligation of such obligor enforceable in accordance with its terms; such contract states the full agreement of the parties and arises out of legally sufficient consideration;

            (c) All signatures on such Installment Sales Contract are genuine or authorized and all obligors thereon have the capacity to execute such contract;

            (d) Such Installment Sales Contract has not been materially altered;

            (e) No obligor on such Installment Sales Contract has any defense, set off or counterclaim against the Cooperative which is good against it;

            (f) The conduct of the Cooperative in making the sale out of which each contract arose was in all material respects in compliance with all applicable laws and was not induced by fraud, false or misleading representations or any other manner of unfair or deceptive trade practices or other unlawful conduct;

            (g) All credit information concerning the obligors on such contracts was obtained and recorded in strict compliance with all applicable state and federal laws, and the Cooperative has no reason to believe that any such information is false, misleading or incomplete in any respect;

            (h) All current credit information with respect to such obligors has been accurately reported to Statesman;

            (i) The Installment Sales Contract forms provided by Statesman have not been altered, modified or supplemented in any respect;

            (j) All information required to be disclosed in such forms has been accurately recorded therein and the Cooperative has complied with the Truth-in-Lending Act and all other applicable disclosure laws, federal and state;

            (k) No fee has been charged with respect to any contract and no such contract includes any deferred payment price or other charge which violates any applicable usury law or consumer protection law;

            (l) Such Installment Sales Contract contains all of the terms and conditions of the agreement between the Cooperative and the obligors with respect to such purchase and the Cooperative has not entered into any other agreement with any obligor with respect to such contract and has not waived or agreed to waive any term or condition contained in the form or taken any other action which might result in any constructive or implied waiver or modification thereof;

            (m) Each down payment shown in each Installment Sales Contract has actually been received in cash from the obligors or a person paying such amount on behalf of the obligors and no part thereof has been directly or indirectly advanced by the Cooperative;

            (n) Each trade-in shown in each Installment Sales Contract has actually been delivered to the Cooperative and the amount recorded in the contract accurately reflects the agreed value thereof;

            (o) All aspects of the sale have been in strict compliance with all applicable consumer protection acts and regulations, including without limitation the Truth-in-Lending Act, the Equal Credit Opportunity Act and any applicable state law;

            (p) All applicants for credit have been given all notices required by applicable law;

            (q) The Cooperative has no knowledge of any insolvency proceeding involving any party obligated on such Installment Sales Contract; and

            (r) Such Installment Sales Contract is not subject to any claim, lien, security interest, charge or other encumbrance in favor of any one other than the Cooperative and Statesman, and the Cooperative has not offered such Contract for sale to any purchaser other than Statesman.

      (2) The Cooperative further represents and warrants that it is and shall be solvent at the time of each sale of any Installment Sales Contract.

      SECTION 3.06. REMEDIES OF STATESMAN WITH RESPECT TO INSTALLMENT SALES CONTRACTS PURCHASED UNDER THE PROVISIONS OF THIS ARTICLE THREE.

      (1) Breach of Warranty. If any warranty made by the Cooperative under the provisions of Section 3.05 of this Agreement shall prove to have been false in any material respect as it relates to any Purchased Contract, the Cooperative covenants and agrees promptly upon written demand by Statesman to purchase such Purchased Contract for the Net Balance in immediately available funds. Statesman covenants and agrees that upon receipt of such payment it will cancel the endorsement and deliver such Purchased Contract to the Cooperative at the address stated in Section 11.07 of this Agreement. Statesman represents and warrants to the Cooperative with respect to each such Installment Sales Contract that the Net Balance paid to it is the Net Balance of such contract and that except as disclosed in a writing accompanying such contract, Statesman has not released any party to such contract from its obligation thereunder, released any security interest directly securing such contract or consented to any reduction in the amount owing thereon or the extension of the due date for any payment or installment thereunder. Such transfer from Statesman to the Cooperative will be without recourse and except as provided in the immediately preceding sentence, without representation or warranty of any nature or type.

      (2) Determination of Breach. For the purpose of determining whether or not any warranty made by the Cooperative under the provisions of Section 3.05 was false and that the Cooperative is therefore obliged to repurchase any Purchased Contract, the Cooperative shall be bound by a written statement of an officer of Statesman that in the reasonable judgment of Statesman it has determined that any obligor under any Purchased Contract has refused to make any scheduled payment under such contract because of any fact which has been represented as otherwise by the Cooperative to Statesman under the provisions of Section 3.05 hereof.

      SECTION 3.07. CONTRACT FORMS. Statesman will provide and the Cooperative will use forms of contracts and credit applications previously approved by Statesman. In the event Statesman determines that any previously approved form should not be used, it will so advise the Cooperative and the Cooperative will discontinue any use of such form.

      SECTION 3.08. PAYMENTS. The Cooperative will cause each Retail Service on the day of receipt of any payment on any Purchased Contract to report such payment to Statesman at its Headquarters. The Cooperative covenants and agrees that all payments received by it on Purchased Contracts will be charged to the Cooperative's intercompany accounts payable to Statesman and paid to Statesman in collected funds no less frequently than every five (5) business days. In the event the Cooperative shall fail to endorse any check or other item when necessary to permit its collection, Statesman is authorized, as its attorney-in-fact to make such endorsement on behalf of the Cooperative.

      SECTION 3.09.  OBLIGOR COMPLAINTS AND RETURNED MERCHANDISE.

      (1) The Cooperative shall, within three (3) Business Days of its receipt, provide Statesman with a copy of any written complaint from any obligor(s) relating to any Purchased Contract or any merchandise or service purchased thereunder;

      (2) If the purchaser under any Purchased Contract returns merchandise, for any reason, within 10 days from the date of the sale, the Cooperative will fully reimburse such purchaser for any down payment and immediately repurchase the Purchased Contract from Statesman for its Net Balance.

      SECTION 3.10. MODIFICATIONS, EXTENSIONS. Statesman may, without affecting the agreements of the Cooperative herein, change, modify, extend or renew the dates and amounts of the periodic installment payments in any Purchased Contract.

      SECTION 3.11. WARRANTY, SERVICE, OR SIMILAR AGREEMENTS. The Cooperative covenants and agrees to indemnify and hold Statesman harmless from any and all losses arising out of the breach of any performance or extended warranties and all service or similar agreements made by Manufacturer, the Cooperative, or any other Person relating to merchandise which is the subject of any Purchased Contract, even if any such warranty, service, or similar agreements are not immediately effective. Unless such agreement expressly provides otherwise, the Cooperative agrees to provide repairs and service to the purchaser of the merchandise at its usual rates of charge.

      SECTION 3.12.  REPOSSESSION.

      (1) The Cooperative will, at Statesman's request, act as its agent in the repossession of any property described in any Purchased Contract in accordance with all applicable laws and in that capacity take certain actions, including the transportation of the property from its location to the Cooperative's place of business, repair and restoration of the property to a marketable condition, and storage, without storage fee. Statesman will compensate the Cooperative for its reasonable actual costs in such transportation, repair, and restoration, except as covered by an extended warranty or service agreement. In the event Statesman directs the Cooperative on its behalf to sell the property, it will pay the Cooperative such commission as is agreed upon from time to time by the Cooperative and Statesman and as evidenced by Statesman's letter. The Cooperative agrees to sell said property in accordance with the applicable provisions of the Uniform Commercial Code, as it may be amended from time to time, and other applicable law.

      (2) Where an extended warranty or service agreement is included in the sales contract purchased, the Cooperative hereby agrees to perform at its expense or have performed such warranty or service work under the terms of such extended warranty or service agreement. A pro rata refund will be paid in cash to Statesman of the unearned identifiable charge assessed for the extended warranty or service agreement, which will then be credited to any balance due on such Purchased Contract.


                                  ARTICLE IIIA
                                  ------------

                            CREDIT CARD FINANCING
                            ---------------------

      Section 3A.01. Approval of Customer's Credit. Statesman agrees to review information on customers of the Cooperative, Local Cooperatives and Dealerships recorded on its Statesman Revolving Credit Card Application and Agreement forms and submitted to it by the Cooperative, a Local Cooperative or a Dealership and to approve extending open-end or revolving credit to such customers in a specific dollar amount or to deny such credit.

      Section 3A.02. Purchases By Credit Card Customers. After Statesman has approved the credit of a customer in the Southern States Credit Card Program, so long as the customer pays his or her account in accordance with the terms thereof established from time to time by Statesman and otherwise complies with the terms thereof and is not bankrupt or insolvent, Statesman will extend credit to such customer up to the preapproved dollar limit for the purchase of goods and services from the Cooperative, a Local Cooperative or a Dealership.

      Section 3A.03. Approval of Requests to Change Credit. Statesman agrees upon request of the Cooperative, a Local Cooperative or a Dealership to review information on customers of the Cooperative, such Local Cooperative or such Dealership and to approve changing the amount of open-end or revolving credit for such customers to a specific dollar amount or to deny such change.

      Section 3A.04. Settlement for Purchases. Statesman will periodically settle with the Cooperative and each Local Cooperative and Dealership for purchases made from the Cooperative or such Local Cooperative or Dealership, as the case may be, under the Southern States Credit Card Program by periodically crediting to the Cooperative or such Local Cooperative or Dealership, as the case may be, the aggregate amount of such purchases since the last settlement date, net of the applicable merchant's discount as may be agreed to from time to time by the Cooperative or such Local Cooperative or Dealership, as the case may be, and Statesman. All sales under the Southern States Credit Card Program made in accordance with the instructions provided from time to time by Statesman to the Cooperative, the Local Cooperatives and the Dealerships will be without recourse. Statesman may, however, require the Cooperative, a Local Cooperative or a Dealership to reimburse it for certain purchases as may be agreed to from time to time by Statesman and the Cooperative, such Local Cooperative or such Dealership. The parties acknowledge and agree that in the event of any conflict between the terms hereof and any other agreement between the parties or between Statesman and a Local Cooperative or a Dealership with respect to such rights and obligations, the terms of the other agreement shall govern.

                                  ARTICLE IIIB
                                  ------------

                            ASSET BASED FINANCING
                            ---------------------

      SECTION 3B.01. GENERAL. From time to time at the request of the Cooperative, Statesman may extend asset based financing to customers of the Cooperative. Such financing shall be extended pursuant to separate agreements to be entered into between each such customer and Statesman.

      SECTION 3B.02. TERMS AND CONDITIONS. Nothing contained herein shall obligate Statesman to extend any asset based financing to any person. All decisions with respect to asset based financing shall be made by Statesman in its sole discretion, subject to such agreements as Statesman may enter into from time to time with its asset based borrowers.


                                  ARTICLE IIIC
                                  ------------

                          PERSONAL PROPERTY LEASING
                          -------------------------

      SECTION 3C.01. LEASES TO THE COOPERATIVE. Statesman will from time to time lease computers, computer equipment and other equipment to the Cooperative, which equipment may be subleased by the Cooperative to others. Such leases shall be on such terms and conditions as may be agreed to from time to time by Statesman and the Cooperative and will be evidenced by lease agreements between Statesman and the Cooperative.

      SECTION 3C.02. APPROVAL OF CUSTOMER'S CREDIT. Statesman agrees to review information on customers of the Cooperative, Local Cooperatives and Dealerships recorded on its Statesman application forms for the lease of liquid propane tanks (or other personal property then being leased by Statesman) and submitted to it by the Cooperative, a Local Cooperative or a Dealership and to approve leasing such property to such customers or to determine not to lease such property.

      SECTION 3C.03. PAYMENT FOR LEASED PROPERTY. If Statesman approves the lease of personal property to customers of the Cooperative, a Local Cooperative or a Dealer, it will promptly notify the Cooperative or the Local Cooperative or Dealership which requested such lease, and if it has received a properly completed Lease Agreement appropriately signed by the customer and the Cooperative, the Local Cooperative or the Dealership, as the case may be, it will remit to the Cooperative, or to the Local Cooperative or Dealership which requested such lease the invoice price of the leased equipment.

      SECTION 3C.04. COLLECTION OF RENT. The Cooperative, or the Local Cooperative or Dealership which requested the lease will serve as the agent of Statesman in the collection of the monthly rent due under the lease and will remit to Statesman monthly from the proceeds of liquid propane sold to the lessee the monthly rentals due under the lease.


                                  ARTICLE IIID
                                  ------------

                        AGRICULTURAL PRODUCTION LOANS
                        -----------------------------

      SECTION 3D.01. GENERAL. Statesman may from time to time extend Agricultural Production Loans to customers of the Cooperative and other Persons. Such financing shall be extended pursuant to separate agreements to be entered into between each such Person and Statesman.

      SECTION 3D.02. TERMS AND CONDITIONS. Nothing contained herein shall obligate Statesman to extend any Agricultural Production Loan to any person. All decisions with respect to Agricultural Production Loans shall be made by Statesman in its sole discretion, subject to such agreements as Statesman may enter into from time to time with its Agricultural Production Loan borrowers.

                                  ARTICLE IIIE
                                  ------------

                                 CROP TIME NOTES
                                 ---------------

      SECTION 3E.01. GENERAL. Statesman will from time to time, upon the terms and subject to the conditions contained in this Agreement, purchase from the Cooperative Crop Time Notes which have been approved by Statesman. Nothing contained herein shall obligate Statesman to purchase any Crop Time Note other than those Crop Time Notes which have been approved in advance by Statesman (which Notes are herein referred to as "Approved Notes").

      SECTION 3E.02. NON-RECOURSE PURCHASES. The purchase of Crop Time Notes under this Agreement shall be without recourse to the Cooperative except as specifically provided for herein.

      SECTION 3E.03.  FULL RECOURSE OPTION.

      (1) Statesman may from time to time, at its option upon the terms and subject to the conditions contained in this Agreement, purchase from the Cooperative Crop Time Notes arising out of the sales of goods or the providing of services by the Cooperative, which Crop Time Notes Statesman has determined in its sole and absolute discretion to be acceptable (which Notes are herein referred to as "Eligible Notes"), notwithstanding the fact that such Notes have not been previously approved by Statesman. All purchases of such Notes shall be subject to full recourse to the Cooperative as provided in paragraph (2) of this
Section 3E.03.

      (2) If any Crop Time Note purchased under the provisions of this Section 3E.03 is not paid within ninety (90) days of the date it is scheduled to be paid, upon written demand by Statesman, the Cooperative will repurchase such
Note immediately for its Net Balance.

      SECTION 3E.04 PURCHASE PRICE; DELIVERY OF PURCHASED NOTES. The purchase price for Approved Notes and Eligible Notes shall be the Net Balance or such other amount as may from time to time be agreed to in writing by the Cooperative and Statesman. Upon receipt of an Approved Note or Eligible Note duly endorsed and all related credit information, and the satisfaction of all the conditions set forth in Article VI hereof, provided no Event of Default shall have occurred and be continuing, and provided Statesman shall not then be entitled to require that the Cooperative repurchase Eligible Notes under the provisions of Section 3E.03 hereof, Statesman shall pay the Cooperative in cash the purchase price for each such Approved Note or Eligible Note. Promptly thereafter, the Cooperative will notify each obligor on each such Crop Time Note to make all future payments to Statesman at its Headquarters. The Cooperative authorizes Statesman to insert its name, or the name of any other assignee, in the space provided therefor in the assignment clause of all Crop Time Notes it has purchased and to return to the Cooperative all Crop Time Notes not purchased. Statesman will identify in writing those Notes it agrees to purchase and will return those Notes it declines to purchase. The Cooperative is authorized to cancel the endorsement on each Crop Time Note which Statesman does not purchase.

      SECTION 3E.05.  WARRANTIES.

      (1) By the delivery and sale of each such Crop Time Note under the provisions of Section 3E.02 or Section 3E.03, the Cooperative warrants to Statesman that:

            (a) It has good title to such Crop Time Note or is authorized to obtain payment on behalf of one who has good title and the sale and transfer thereof are otherwise rightful;

            (b) Each such Crop Time Note is a binding obligation arising from the sale of merchandise or services by the Cooperative in the ordinary course of business as described in the Note to a person or entity specified therein as the obligor and constitutes the valid and legally binding obligation of such obligor enforceable in accordance with its terms; such Note states the full agreement of the parties and arises out of legally sufficient consideration;

            (c) All signatures on such Crop Time Note are genuine or authorized and all obligors thereon have the capacity to execute such Note;

            (d) Such Crop Time Note has not been materially altered;

            (e) No obligor on such Crop Time Note has any defense, set off or counterclaim against the Cooperative which is good against it;

            (f) The conduct of the Cooperative in making the sale out of which each Note arose was in all material respects in compliance with all applicable laws and was not induced by fraud, false or misleading representations or any other manner of unfair or deceptive trade practices or other unlawful conduct;

            (g) All credit information concerning the obligors on such Notes was obtained and recorded in strict compliance with all applicable state and federal laws, and the Cooperative has no reason to believe that any such information is false, misleading or incomplete in any respect;

            (h) All current credit information with respect to such obligors has been accurately reported to Statesman;

            (i) The Crop Time Note forms provided by Statesman have not been altered, modified or supplemented in any respect;

            (j) All information required to be disclosed in such forms has been accurately recorded therein and to the extent applicable, the Cooperative has complied with the Truth-in-Lending Act and all other applicable disclosure laws, federal and state;

            (k) No fee has been charged with respect to any Note and no such
Note includes any deferred payment price or other charge which violates any applicable usury law or consumer protection law;

            (l) Such Crop Time Note contains all of the terms and conditions of the obligation of the obligors evidenced thereby and the Cooperative has not entered into any other agreement with the obligor with respect to such Note and has not waived or agreed to waive any term or condition contained in the form or taken any other action which might result in any constructive or implied waiver or modification thereof;

            (m) All aspects of the sale out of which such Crop Time Note arose have been in strict compliance with all applicable consumer protection acts and regulations, including without limitation the Truth-in-Lending Act, the Equal Credit Opportunity Act and any applicable state law;

            (n) All applicants for credit have been given all notices required by applicable law;

            (o) The Cooperative has no knowledge of any insolvency proceeding involving any party obligated on such Crop Time Note; and

            (p) Such Crop Time Note is not subject to any claim, lien, security interest, charge or other encumbrance in favor of any one other than the

Cooperative and Statesman, and the Cooperative has not offered such Note for sale to any purchaser other than Statesman.

      (2) The Cooperative further represents and warrants that it is and shall be solvent at the time of each sale of any Crop Time Note.

      SECTION 3E.06. REMEDIES OF STATESMAN WITH RESPECT TO CROP TIME NOTES PURCHASED UNDER THE PROVISIONS OF THIS ARTICLE THREE.

      (1) Breach of Warranty. If any warranty made by the Cooperative under the provisions of Section 3E.05 of this Agreement shall prove to have been false in any material respect as it relates to any Purchased Note, the Cooperative covenants and agrees promptly upon written demand by Statesman to purchase such Purchased Note for the Net Balance in immediately available funds. Statesman covenants and agrees that upon receipt of such payment it will cancel the endorsement and deliver such Purchased Note to the Cooperative at the address stated in Section 11.07 of this Agreement. Statesman represents and warrants to the Cooperative with respect to each such Crop Time Note that the Net Balance paid to it is the Net Balance of such Note and that except as disclosed in a writing accompanying such Note, Statesman has not released any party to such Note from its obligation thereunder, released any security interest directly securing such Note or consented to any reduction in the amount owing thereon or the extension of the due date for any payment or installment thereunder. Such transfer from Statesman to the Cooperative will be without recourse and except as provided in the immediately preceding sentence, without representation or warranty of any nature or type.

      (2) Determination of Breach. For the purpose of determining whether or not any warranty made by the Cooperative under the provisions of Section 3E.05 was false and that the Cooperative is therefore obliged to repurchase any Purchased Note, the Cooperative shall be bound by a written statement of an officer of Statesman that in the reasonable judgment of Statesman it has determined that any obligor under any Purchased Note has refused to make any scheduled payment under such Note because of any fact which has been represented as otherwise by the Cooperative to Statesman under the provisions of Section 3E.05 hereof.

      SECTION 3E.07. NOTE FORMS. Statesman will provide and the Cooperative will use forms of Crop Time Notes and credit applications previously approved by Statesman. In the event Statesman determines that any previously approved form should not be used, it will so advise the Cooperative and the Cooperative will discontinue any use of such form.

      SECTION 3E.08. PAYMENTS. The Cooperative will on the day of receipt of any payment on any Purchased Note forward such payment to Statesman at its Headquarters. In the event the Cooperative shall fail to endorse any check or other item when necessary to permit its collection, Statesman is authorized, as its attorney-in-fact to make such endorsement on behalf of the Cooperative.

      SECTION 3E.09. OBLIGOR COMPLAINTS AND RETURNED MERCHANDISE.

      (1) The Cooperative shall, within three (3) Business Days of its receipt, provide Statesman with a copy of any written complaint from any obligor relating to any Purchased Note or any merchandise or service purchased thereunder;

      (2) If the obligor on any Purchased Note returns merchandise, for any reason, within 10 days from the date of the sale, the Cooperative will fully reimburse such obligor for any down payment and immediately repurchase the Purchased Note from Statesman for its Net Balance.

      SECTION  3E.10.  MODIFICATIONS,   EXTENSIONS.   Statesman  may,  without
affecting the agreements of the Cooperative herein, change, modify, extend or renew the dates and amounts of any scheduled payment on any Purchased Note.

      SECTION 3E.11  REMEDIES.

      Statesman may exercise such remedies with respect to the enforcement of the Purchased Notes as it may deem appropriate. The Cooperative will cooperate with Statesman in the enforcement of the Purchased Notes.

                                  ARTICLE IIIF
                                  ------------

                                   TERM LOANS
                                   ----------

      SECTION 3F.01. GENERAL. Statesman may from time to time extend Term Loans to Customers of the Cooperative and other Persons. Such loans shall be extended pursuant to separate agreements to be entered into between each such Person and Statesman.

      SECTION 3F.02. TERMS AND CONDITIONS. Nothing contained herein shall obligate Statesman to extend any Term Loan to any person. All decisions with respect to Term Loans shall be made by Statesman in its sole discretion, subject to such agreements as Statesman may enter into from time to time with its Term Loan borrowers.


                                   ARTICLE IV
                                   ----------

                          FINANCING WHOLESALE ACCOUNTS
                          ----------------------------

      SECTION 4.01. PURCHASE OF WHOLESALE ACCOUNTS. Statesman shall from time to time, upon the terms and subject to the conditions contained in this Agreement, purchase Wholesale Accounts from the Cooperative, provided that Statesman has determined in its sole and absolute discretion that such Wholesale Accounts are acceptable to it and as to which approval has not been withdrawn by Statesman as provided below. All such purchases shall be made without recourse to the Cooperative except as provided in Sections 4.09 and 4.11 and except so far as Statesman shall have the right to make charges to the Wholesale Reserve Account as provided in Section 4.05.

      SECTION 4.02. REPAYMENT TERMS OFFERED ON CREDIT SALES. The Cooperative agrees to provide Statesman with a comprehensive list of all credit repayment plans (the "Repayment Terms") which it plans to offer to Cooperative Wholesale Account customers. Statesman will review the Repayment Terms to be offered prior to their implementation by the Cooperative and will advise the Cooperative of its acceptance of the proposed Repayment Terms. Statesman will purchase only those invoices which are in conformity with the preestablished Repayment Terms which have been approved by Statesman. The Cooperative will not make any changes in the Repayment Terms offered to the Wholesale Account customers without first obtaining Statesman's written approval.

      The requested credit line, anticipated sales volume, financial information, credit application and any other information which Statesman in its sole discretion may request shall be obtained by the Cooperative, and each and every sale to Wholesale Accounts shall be made only in accordance with the Statesman approved Repayment Terms and the Statesman Approval, which may be withdrawn at any time before actual delivery of merchandise or rendition of services to the customer.

      SECTION 4.03.  PROCEDURES.

      (1) Prior to the generation of new receivables, the Cooperative will provide to Statesman information concerning customers to which the Cooperative plans to sell merchandise or render a service which will result in the creation of a Wholesale Account. Statesman will review the information and determine in its sole and absolute discretion the terms under which the Cooperative may sell to the customer such that Statesman will purchase the resulting Wholesale Account (the "Statesman Approval"). Any customer which has been approved by Statesman will hereinafter be referred to as an "Approved Wholesale Account." Statesman will notify the Cooperative in writing of its decision.

      (2) Not later than 10:00 a.m. (Richmond, Virginia, time) on each Business Day, the Cooperative will provide to Statesman information on Approved Wholesale Accounts being offered to Statesman for purchase. This information shall include all information which Statesman may reasonably request and shall be in a form satisfactory to Statesman.

      (3) Not later than 12 noon (Richmond, Virginia, time) on the same Business Day, Statesman will confirm to the Cooperative those Approved Wholesale Accounts it is purchasing and will prepare and deliver its check drawn on Crestar Bank, Richmond, Virginia, or other bank satisfactory to the Cooperative, or make an ACH transfer or wire transfer, for the face amount of the Wholesale Accounts which Statesman is purchasing less any amount to be placed in the Wholesale Reserve Account pursuant to Section 4.04 and less the Purchase Discount for Wholesale Accounts. Statesman may choose not to pay for any Wholesale Account evidenced by a promissory note or other instrument unless such note or other instrument has been endorsed and delivered to Statesman.

      (4) For purposes of this Article IV, the Purchase Discount for Wholesale Accounts shall be the product obtained by multiplying the outstanding balance of the Wholesale Accounts being purchased by (i) the average Historical Charge Off Percentage of the Cooperative for Wholesale Accounts for the three preceding fiscal years times (ii) the sum of 1 plus the Average Total Delinquency Percentage Variance for Wholesale Accounts, plus the anticipated net interest charges for the current month relating to the outstanding purchased Wholesale Accounts. Such amount shall be computed according to the following formula:

      Discount =  Wholesale Accounts being purchased x [(aHCO%) x (1 + ADV)] +
                  AIC

      where

      aHCO%    =  average Historical Charge Off Percentage for Wholesale
                  Accounts for the three preceding fiscal years which for purposes of this calculation shall not be less than .35% or such other percentage as may be from time to time agreed to by the Cooperative and Statesman.

      ADV      =  Average Total Delinquency  Percentage Variance for Wholesale
                  Accounts.

      AIC      =  the amount by which the anticipated interest charges for the current month for borrowings relating to outstanding Wholesale
                  Accounts purchased by Statesman exceed the finance charges anticipated to be collected during such month by Statesman on Wholesale Accounts.

      (5) Upon receipt of such payment, the Cooperative shall sell, assign, and convey to Statesman and without any further action on its part, shall be deemed to have sold, assigned and conveyed to Statesman each such Approved Wholesale Account, and all of the Cooperative's interest in the goods represented by such Wholesale Accounts and in all goods that may be returned by customers obligated on such Wholesale Accounts, all its rights as an unpaid vendor or lienor, all its rights of stoppage in transit, replevin and reclamation relating thereto, all its rights in and to all security therefor and guarantees thereof, and guarantees thereto, all of its rights against third parties with respect thereto, and all other proceeds thereof, cash or non-cash. Any goods so recovered or returned shall be segregated in a manner acceptable to Statesman and held for Statesman's account as owner. The Cooperative shall notify Statesman promptly of all such returned or recovered goods.

      (6) Statesman may at any time and from time to time revoke the Statesman Approval with respect to any customer of the Cooperative or reduce the amount of Wholesale Accounts owing from such customer which it will purchase from the Cooperative or change the Repayment Term approved for such customer. It will promptly notify the Cooperative of its decision to revoke the Statesman Approval for any Wholesale Account, or to reduce the amount of such Account or change terms and Statesman shall not be obligated to purchase any Wholesale Account arising out of the delivery of any merchandise to or the commencement of any service for such obligor which occurs after such notice is given to the Cooperative except as Statesman shall have otherwise agreed. The revocation or alteration of the Statesman Approval with respect to a customer shall not affect the right of the Cooperative to extend credit for merchandise or services to any customer, but all payments received from such customer shall be applied to earliest invoices first, and payments shall be applied to invoices included in Wholesale Accounts purchased by Statesman before they are applied to invoices arising after the revocation or alteration of the Statesman Approval with respect to such customer or the reduction of the amount of credit approved for such customer.

      SECTION 4.04. WHOLESALE RESERVE ACCOUNT. Statesman shall place in a reserve account (the "Wholesale Reserve Account") an amount not to exceed one-eighth of one percent (0.125%) of the aggregate outstanding balance on each invoice it elects to purchase, provided, however that in no event shall any additional amount be deducted from the amount paid to the Cooperative under this
Article IV or placed in the Wholesale Reserve Account if the aggregate amount in the Wholesale Reserve Account is equal to or greater than one quarter of one percent (0.25%) of the aggregate unpaid balance of all Wholesale Accounts which Statesman has purchased from the Cooperative (including the invoices being purchased on such date). Funds in the Wholesale Reserve Account need not be segregated from other funds of Statesman. If at the end of any fiscal year of Statesman, the balance in the Wholesale Reserve Account after charges to the Reserve Account as provided in Section 4.05 is greater than one-eighth of one percent (0.125%) of the balance owing on Wholesale Accounts which Statesman has purchased from the Cooperative, no Event of Default shall have occurred and be continuing and no obligation of the Cooperative to Statesman is then due and payable, Statesman will upon request of the Cooperative remit such excess to the Cooperative.

      SECTION 4.05. CHARGES TO WHOLESALE RESERVE ACCOUNT. Statesman may in its sole and absolute discretion charge losses on Purchased Wholesale Accounts related to Credit Risk as set forth in Section 4.06 against the Wholesale Reserve Account. Statesman agrees to add to the Wholesale Reserve Account the amount received as a recovery less associated collection costs on any purchased Wholesale Accounts which were previously charged to the Wholesale Reserve Account. Statesman shall notify the Cooperative promptly in writing of any such reduction in the Wholesale Reserve Account. As of the end of each month, Statesman will provide the Cooperative with a report of transactions in the Wholesale Reserve Account during such month showing the balance in such account as of the end of such month.

      SECTION 4.06. CREDIT RISK. On all Purchased Wholesale Accounts, Statesman agrees to assume any loss which is due solely to the financial inability of the customer to pay at maturity (the "Credit Risk") unless the representation contained in paragraph (l)(i) of Section 4.10 was not true at the time Statesman purchased such Wholesale Account, provided the customer has received and accepted the goods and/or services which gave rise to such Purchased Wholesale Account without any Dispute. The term "Dispute" shall mean any dispute, deduction, claim, offset, defense or counterclaim of any kind, including, without limitation, any dispute relating to goods or services already paid for or relating to any obligation to the Cooperative other than the Wholesale Account on which payment is being withheld.

      SECTION 4.07. FACILITY FEE FOR PURCHASED WHOLESALE ACCOUNTS. The Cooperative will pay to Statesman by the tenth Business Day of each month, or such later day as may be agreed to by Statesman, a Facility Fee in such amount as shall be agreed upon from time to time by the Cooperative and Statesman.

      SECTION 4.08. PAYMENTS FROM THE COOPERATIVE. If any remittances on Wholesale Accounts which have been purchased by Statesman are made directly to the Cooperative, the Cooperative shall immediately deliver them to Statesman in Richmond, Virginia, in precisely the form received, and until they are so delivered they shall be held in trust by the Cooperative for the benefit of Statesman.

      SECTION 4.09. DISPUTES. The Cooperative will promptly notify Statesman of and settle at the Cooperative's cost and expense, including attorneys' fees, all Disputes relating to Wholesale Accounts which Statesman has purchased. However, if any Dispute is not settled by the Cooperative within sixty days after the invoice date or within such shorter period as Statesman may determine, Statesman may settle, compromise or litigate such Dispute in Statesman's or the Cooperative's name upon such terms as Statesman in Statesman's sole discretion may deem advisable and for the Cooperative's account and risk. Statesman may also at its discretion and without notice to the Cooperative take possession of and sell any returned goods at such prices and upon such terms as Statesman deems advisable. The Cooperative shall promptly pay to Statesman any deficiency, and all costs and expenses, including attorneys' fees, resulting from any such Dispute, and if the Cooperative fails to pay such amount, Statesman may deduct it from any payment it is required to make to the Cooperative under the terms of this Agreement.

      SECTION 4.10.  WARRANTIES.

      (1) With respect to each Approved Wholesale Account which the Cooperative offers to sell under this Article IV, the Cooperative warrants to Statesman that:

            (a) It has good title to such Wholesale Account, there is no restriction on its sale and transfer and the sale and transfer thereof is otherwise rightful;

            (b) Such Wholesale Account is a binding obligation arising from the sale of merchandise or the provision of a service by the Cooperative in the ordinary course of business, as described in the invoice relating to such transaction, to a person or entity specified therein as the obligor, arises out of legally sufficient consideration, and constitutes the valid and legally binding obligation of such obligor enforceable in accordance with its terms;

            (c) No invoice has been materially altered;

            (d) The obligor on such Wholesale Account has no defense, set off or counterclaim against the Cooperative which is good against it;

            (e) The conduct of the Cooperative in making the sale or sales out of which such Wholesale Account arose was in all material respects in compliance with all applicable laws and was not induced by fraud, false or misleading representations or any other manner of unfair or deceptive trade practices or other unlawful conduct;

            (f) All credit information concerning the obligor on such Wholesale Account was obtained and recorded in strict compliance with all applicable state and federal laws, and the Cooperative has no reason to believe that any such information is false, misleading or incomplete in any respect;

            (g) All current credit information with respect to such obligor has been accurately reported to Statesman;

            (h) The terms and conditions of the agreement between the Cooperative and the obligor with respect to such Wholesale Account, including the Repayment Terms, are not materially different from those approved by Statesman for such obligor, and the Cooperative has not amended or waived or agreed to amend or waive any such term or condition or taken any other action which might result in any constructive or implied waiver or modification thereof;

            (i) The Cooperative has no knowledge of any insolvency proceeding involving the obligor on such Wholesale Account; and

            (j) Such Wholesale Account is not subject to any claim, lien, security interest, charge or other encumbrance in favor of any one other than the Cooperative and Statesman, and the Cooperative has not offered such Wholesale Account for sale to any purchaser other than Statesman.

      (2) The Cooperative further represents and warrants that it is and shall be solvent at the time of each sale of Wholesale Accounts.

      SECTION 4.11. REMEDIES OF STATESMAN WITH RESPECT TO WHOLESALE ACCOUNTS PURCHASED UNDER THE PROVISIONS OF THIS ARTICLE FOUR.

      (1) Breach of Warranty. If any warranty made by the Cooperative under the provisions of Section 4.10 of this Agreement shall prove to have been false in any material respect as it relates to any Wholesale Account purchased by Statesman, the Cooperative covenants and agrees promptly upon written demand by Statesman to purchase such Wholesale Account for the net balance owing thereon, including accrued interest, in immediately available funds. Statesman covenants and agrees that upon receipt of such payment it will promptly transfer and assign such Wholesale Account and all proceeds thereof to the Cooperative. Statesman represents and warrants to the Cooperative with respect to each such Wholesale Account it sells back to the Cooperative that the net balance paid to it is the net balance owing on such Wholesale Account and that except as disclosed in a writing at the time of such sale, Statesman has not released the obligor thereon of its obligation thereunder, or consented to any reduction in the amount owing thereon or the extension of the due date for any payment or installment thereunder. Such transfer from Statesman to the Cooperative will be without recourse and except as provided in the immediately preceding sentence, without representation or warranty of any nature or type.

      (2) Determination of Breach. For the purpose of determining whether or not any warranty made by the Cooperative under the provisions of Section 4.10 was false and that the Cooperative is therefore obliged to repurchase any Wholesale Account, the Cooperative shall be bound by a written statement of an officer of Statesman that in the reasonable judgment of Statesman it has determined that any obligor under any Wholesale Account has refused to make any scheduled payment under such contract because of any fact which has been represented as otherwise by the Cooperative to Statesman under the provisions of Section 4.10 hereof.

      SECTION 4.12. WHOLESALE ACCOUNTS WHICH ARE NOT APPROVED. Statesman may from time to time purchase Wholesale Accounts other than Approved Wholesale Accounts at such price as may from time to time be agreed to by the parties hereto. Except for the price and the absence of any obligation of Statesman to purchase such Wholesale Accounts, and to the extent the parties may otherwise agree at the time of such sale, all aspects of such sales shall be similar to the sales of Approved Wholesale Accounts.

      SECTION 4.13. NOTICE TO OBLIGORS; STATEMENTS. Statesman may notify the obligor on each Wholesale Account that Statesman purchases from the Cooperative that such account has been purchased by Statesman and that all payments with respect to such Wholesale Accounts and inquiries with respect thereto should be addressed to Statesman at its address. Such notice may at the option of Statesman be given in the name of the Cooperative or of Statesman. Thereafter, Statesman will maintain the records with respect to each such account and send appropriate statements to each obligor thereon.

                                  ARTICLE V
                                  ---------

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

      To induce Statesman to purchase Receivables, Installment Sales Contracts, Wholesale Accounts and Crop Time Notes from it and to make Loans to Customers of the Cooperative, the Cooperative represents and warrants to Statesman as follows:

      SECTION  5.01.   SUBSIDIARIES.   The   Cooperative   has  the  following
Subsidiaries and none others:

           Name of Subsidiary                Percentage Owned by Cooperative
           ------------------                -------------------------------
      AgriLand Exchange, Inc.                             100%
      Mountain State Greenhouses, Inc.                    100%
      SSC Insurance Agency, Inc.                          100%
      Southern States Holdings, Inc.                      100%
      Southern States Underwriters, Inc.                  100%
      Virginia Seed Service, Inc.                         100%
      Wetsel, Inc.                                        100%

      SECTION 5.02. GOOD STANDING. Each of the Cooperative and its Subsidiaries is a corporation organized and existing in good standing under the laws of its respective jurisdiction of incorporation and each has the corporate power to own its property and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

      SECTION 5.03. CORPORATE AUTHORITY. The Cooperative has full power and authority to enter into this Agreement, to sell Receivables, Approved Contracts, Eligible Contracts, Wholesale Accounts and Crop Time Notes, to execute and deliver Receivables Certificates and instruments conveying such Receivables, contracts and notes, to endorse contracts and notes and to incur the obligations provided for herein, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders or of any public authority is required as a condition to the validity of this Agreement or the sale of any Receivable, Installment Sales Contract, Wholesale Account or Crop Time Note.

      SECTION 5.04. BINDING AGREEMENTS. This Agreement constitutes, and each endorsement by the Cooperative of a Purchased Contract, when made and such Purchased Contract is delivered pursuant hereto for value received, will constitute, the valid and legally binding obligations of the Cooperative enforceable against the Cooperative in accordance with its terms.

      SECTION 5.05. LITIGATION. There are no proceedings pending or, so far as the officers of the Cooperative know, threatened before any court or administrative agency that, in the opinion of the officers of the Cooperative, will materially adversely affect the financial condition or operations of the Cooperative or any of its Subsidiaries.

      SECTION 5.06. NO CONFLICTING AGREEMENTS. There is no charter, bylaw or preference stock provision of the Cooperative or any of its Subsidiaries and no provision of any existing mortgage, indenture, contract or agreement binding on the Cooperative or any of its Subsidiaries or affecting their respective properties that would conflict with or in any way prevent the execution, delivery or carrying out of the terms of this Agreement or the sale or transfer of any Receivable, Installment Sales Contract, Wholesale Account or Crop Time Note.

      SECTION 5.07. BALANCE SHEET. The consolidated balance sheet of the Cooperative and its Subsidiaries as of June 30, 1998, and the related consolidated statements of operations, patrons' equity and of cash flows for the period then ended certified by PricewaterhouseCoopers L.L.P., and the unaudited consolidated balance sheet of the Cooperative and its Subsidiaries as of September 30, 1998, and the related statement of operations for the period then ended, heretofore delivered to Statesman, are complete and correct and fairly present the financial condition of the Cooperative and its Subsidiaries and the results of their operations and transactions in their surplus accounts as of the dates and for the periods referred to therein and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the period involved. There are no liabilities, direct or indirect, fixed or contingent of the Cooperative or any of its Subsidiaries as of the dates of such balance sheets that are not reflected therein or in the notes thereto. There has been no material adverse change in the financial condition or operations of the Cooperative since the dates of those balance sheets, and there has been no other material adverse change in the Cooperative.

      SECTION 5.08. LICENSES. The Cooperative has all licenses necessary or desirable for it to conduct its businesses as presently being conducted and such businesses are in compliance with all applicable laws in all material respects.

      SECTION 5.09. EMPLOYEE BENEFIT PENSION PLANS. No fact, including but not limited to, any Reportable Event as defined in Section 4043 of ERISA, exists in connection with any employee benefit pension plan of the Cooperative covered by said Act, which might constitute grounds for the termination of any such plan by the PBGC or for the appointment of any trustee to administer any such plan by the appropriate United States District Court.

      SECTION 5.10. RECEIVABLES FREE OF LIENS. Except as the Cooperative has expressly disclosed to Statesmen in writing, no Receivable is subject to any mortgage, pledge, security interest or other lien or encumbrance of any kind.

                                   ARTICLE VI
                                   ----------

                                   CONDITIONS
                                   ----------

      The Cooperative will not offer to sell any Receivables, Installment Sales Contracts, Wholesale Accounts or Crop Time Notes to Statesman unless:

      SECTION 6.01. LEGAL MATTERS. It shall have satisfied any legal concerns reported to the Cooperative by Statesman or its counsel with respect to the purchase of any Receivable, Installment Sales Contract, Wholesale Account or Crop Time Note.

      SECTION 6.02. EVIDENCE OF CORPORATE ACTION. Statesman shall have received certified copies of papers evidencing all corporate action taken by the

Cooperative to authorize this Agreement and the sale of Receivables, Installment Sales Contracts, Wholesale Accounts and Crop Time Notes, and such other papers as Statesman may reasonably require.

      SECTION 6.03. REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties set forth in Article V hereof shall be true and correct as of the date of such offer, except to the extent they relate solely to an earlier date.

      SECTION 6.04. ABSENCE OF DEFAULTS. No Default or Event of Default shall have occurred and be continuing.

      SECTION 6.05. CERTIFICATE OF INCUMBENCY. The Cooperative shall have delivered to Statesman in a form satisfactory to Statesman a list setting forth the names and signatures of each officer or employee of the Cooperative who is authorized to sign Receivables Certificates, to transfer Receivables and to transfer and endorse Installment Sales Contracts and Crop Time Notes, together with the signature of such person.

      SECTION 6.06. FINANCING STATEMENTS. Statesman shall have received receipted copies of financing statements in appropriate form and showing they have been filed in the appropriate offices to satisfy the filing requirements of the applicable Uniform Commercial Code relating to the sale of accounts.

      SECTION 6.07. OPINION OF COUNSEL FOR THE COOPERATIVE. Statesman shall have received a favorable written opinion of counsel for the Cooperative dated as of the date of the first purchase of Receivables, Installment Sales Contracts or Wholesale Accounts hereunder, and, if so requested by Statesman, annually thereafter, as to all matters referred to in Article V, except Sections 5.07,
5.08 and 5.09, that financing statements in the appropriate form have been filed in the appropriate offices in which to file financing statements for any Receivables sold by the Cooperative and stating that as of the date of such opinion the indices to financing statements in such offices do not disclose any financing statements of record showing the Cooperative or any of its Subsidiaries as debtor and including a description of any accounts, contract rights, general intangibles or other rights to the payment of money of such debtor.

      SECTION 6.08. CREDIT STANDARDS. The Cooperative shall have delivered to Statesman a written statement of its then current standards for extending credit to its customers and its collection policy for Receivables, Installment Sales Contracts, Wholesale Accounts and Crop Time Notes, together with any applicable additions thereto, deletions therefrom or modifications thereof.

                                 ARTICLE VII
                                 -----------

                            AFFIRMATIVE COVENANTS
                            ---------------------

      The Cooperative covenants and agrees with Statesman that so long as the Cooperative may offer to sell Receivables, Installment Sales Contracts, Wholesale Accounts or Crop Time Notes to Statesman hereunder and until payment in full of all Purchased Receivables, Purchased Contracts, Purchased Wholesale Accounts and Purchased Notes and performance of all other obligations of the Cooperative hereunder, the Cooperative will:

      SECTION 7.01. FINANCIAL STATEMENTS. Furnish to Statesman (i) as soon as available, but in no event more than forty-five (45) days after the end of each quarterly period in each of its fiscal years, a consolidated balance sheet of the Cooperative and its Subsidiaries as of the close of such quarter and a consolidated statement of operations to the close of such quarter, certified by the chief financial officer of the Cooperative and accompanied by a certificate of that officer stating whether any event has occurred that constitutes an Event of Default hereunder or that would constitute such an Event of Default with the giving of notice or the lapse of time, or both, and, if so, stating the facts with respect thereto; (ii) as soon as available, but in no event more than ninety (90) days after the close of each of the Cooperative's fiscal years, a copy of the annual audit report of the Cooperative in reasonable detail, substantially similar to the financial statements referred to in Section 5.07 above, prepared in accordance with generally accepted accounting principles applied on a basis consistent with that of the preceding year and certified by PricewaterhouseCoopers L.L.P. or other independent certified public accountants of recognized national standing, which report shall include a consolidated balance sheet of the Cooperative and its Subsidiaries as of the end of such fiscal year, consolidated statements of operations, patrons' equity and of cash flows for such fiscal year, accompanied by a certificate of said accountants stating whether any event existed as of the end of such fiscal year that constituted a Default or an Event of Default hereunder; (iii) promptly upon their becoming available, copies of all financial statements, reports, notices, and proxy statements sent by the Cooperative to patrons or stockholders and of all regular, periodic and special reports or any registration statement filed by the Cooperative or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental authority succeeding to any or all of the functions of the Securities and Exchange Commission; and
(iv) such additional information, reports, or statements, including interim financial statements, as Statesman may from time to time reasonably request. The Cooperative will also upon request permit Statesman and its agents to inspect its books and records.

      SECTION 7.02. TAXES. Pay and discharge all taxes, assessments, and governmental charges upon it, its income, and its properties prior to the date on which penalties are attached thereto, unless and to the extent only that such taxes, assessments, and governmental charges shall be contested by it in good faith and by appropriate proceedings, and the Cooperative shall have set aside on its books adequate reserves with respect to any such tax, assessment or charge so contested.

      SECTION 7.03. BUSINESS PLAN. Furnish to Statesman as soon as available, but in any event within 120 days after the Cooperative's new fiscal year, a copy of the Cooperative's new fiscal year business plan which will contain, but not be limited to, projected balance sheets, profit and loss statements, changes in cash flow each prepared in accordance with generally accepted accounting principles consistently applied, estimated usage of indebtedness, and assumptions utilized in preparing the business plan.

      SECTION 7.04. PAYMENT OF OBLIGATIONS. Pay and discharge at or before their maturity all its indebtedness and other obligations and liabilities, except when the same may be contested in good faith and by appropriate proceedings, and the Cooperative shall have set aside on its books adequate reserves with respect to any such obligation or liability.

      SECTION 7.05. INSURANCE. Maintain adequate insurance with responsible companies satisfactory to Statesman in such amounts and against such risks as is customarily carried by owners of similar businesses and property.

      SECTION 7.06. CORPORATE EXISTENCE, LICENSES, PERMITS, ETC. Maintain its corporate existence in good standing and maintain all permits and licenses necessary or desirable for the conduct of its business.

      SECTION 7.07. PROPERTIES. Maintain, preserve, and protect all franchises and trade names and preserve all the remainder of its property used or useful in the conduct of its business and keep the same in good repair, working order, and condition, and from time to time make or cause to be made all necessary and proper repairs, renewals, replacements, betterments, and improvements thereto so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and permit Statesman and its agents to enter upon and inspect such properties.

      SECTION 7.08. EMPLOYEE BENEFIT PENSION PLANS. Promptly during each year, pay contributions that in the judgment of the chief executive and chief financial officers of the Cooperative after reasonable inquiry are believed adequate to meet at least the minimum funding standards set forth in Sections 302 through 305 of ERISA, with respect to each employee benefit plan of the Cooperative, if any, covered by that Act; file each annual report required to be filed pursuant to Section 103 of ERISA in connection with each such plan for each year; and notify Statesman within ten (10) days of the occurrence of a Reportable Event (as defined in Section 4043 of ERISA) that might constitute grounds for termination of any such plan by PBGC or for the appointment by the appropriate United States District Court of a trustee to administer any such plan, provided that nothing contained herein shall prohibit the Cooperative from terminating any such plan if it has theretofore complied with the provisions of this Section.

      SECTION 7.09. COMPLIANCE WITH LAWS. The Cooperative shall not knowingly be in violation of any laws, ordinances, governmental rules and regulations (collectively "Laws") to which it is subject and will not knowingly fail to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business, which violation or failure to obtain might materially adversely affect the business, profit, operations, or condition (financial or otherwise) of the Cooperative, provided, however, that the Cooperative shall be deemed to have complied with this provision so long as it is contesting in good faith and by the appropriate proceedings the violation of any such law and has set aside on its books adequate reserves in respect thereof, if so required, in accordance with generally accepted accounting principles. Without limiting the foregoing, the Cooperative agrees to comply, and to cause all persons occupying, leasing or renting any properties of the Cooperative to comply with all laws relating to environmental protection.

      SECTION 7.10. RECORD RETENTION. Retain records of compliance with all applicable consumer protection laws and the log of any complaints for the longer of twenty-five (25) months or any time period required by applicable law.

      SECTION 7.11. BOOKS AND RECORDS. Maintain complete and accurate books and records with respect to all transactions with all account obligors of Purchased Receivables and Purchased Wholesale Accounts and all parties obligated on Purchased Contracts and Purchased Notes, including without limitation records of all sales, deliveries, charges, payments, discounts, allowances and other credits, make such records available for inspection by Statesman and its agents at all reasonable times and upon request of Statesman deliver the same to Statesman at its Headquarters.

      SECTION 7.12. COOPERATION. The Cooperative will cooperate with Statesman in all reasonable respects in collecting any Receivables, Installment Sales Contracts or Wholesale Accounts or Crop Time Notes which Statesman has acquired from the Cooperative, but nothing contained herein shall obligate the Cooperative to incur any out of pocket expenses.

                                  ARTICLE VIII
                                  ------------

                               NEGATIVE COVENANTS
                               ------------------

      The Cooperative covenants and agrees with Statesman that so long as the Cooperative may offer to sell Receivables, Installment Sales Contracts, Wholesale Accounts or Crop Time Notes to Statesman hereunder and until payment in full of all Purchased Receivables, Purchased Contracts, Purchased Wholesale Accounts and Purchased Notes and performance of all other obligations of the Cooperative hereunder, without the written consent of Statesman, the Cooperative will not:

      SECTION 8.01. MORTGAGES AND PLEDGES. Create, incur, assume, or suffer to exist any mortgage, pledge, lien, or other encumbrance of any kind upon, or any security interest in, any of its property or assets, whether now owned or hereafter acquired, except (i) liens for taxes not yet delinquent or being contested in good faith and by appropriate proceedings; (ii) liens in connection with workers' compensation, unemployment insurance, or other social security obligations; (iii) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety or appeal bonds, and other obligations of like nature arising in the ordinary course of business; (iv) mechanic's, workman's, materialman's, landlord's, carrier's, or other like liens arising in the ordinary course of business with respect to obligations that are not due or that are being contested in good faith; (v) those mortgages, pledges, liens, and encumbrances reflected in the financial statements referred to in Section 5.07 above; (vi) mortgages, pledges, liens, and encumbrances in favor of Statesman; (vii) zoning restrictions, easements, licenses, restrictions on the use of real property or minor irregularities in the title thereto, which do not, in the opinion of the Cooperative, materially impair the use of such property in the operation of the business of the Cooperative or the value of such property for the purposes of such business; and (viii) any mortgage, encumbrance or other lien upon, or security interest in, any property hereafter acquired by the Cooperative created contemporaneously with such acquisition to secure or provide for the payment or financing of any part of the purchase price thereof, or the assumption of any mortgage, encumbrance or lien upon, or security interest in, any such property hereafter acquired existing at the time of such acquisition, or the acquisition of any such property subject to any mortgage, encumbrance or other lien or security interest without the assumption thereof, provided that each such mortgage, encumbrance, lien or security interest shall attach only to the property so acquired and fixed improvements thereon. Nothing contained in this
Section 8.01 shall prohibit the Cooperative from entering into any lease required to be capitalized by generally accepted accounting principles in accordance with the Financial Accounting Standards Board Statement No. 13 (Accounting for Leases) in effect on the date of this Agreement, provided such lease is not otherwise prohibited by the terms of this Agreement.

      SECTION 8.02. MERGER, ACQUISITION OR SALE OF ASSETS. (1) Enter into any merger or consolidation with, or acquire all or substantially all of the assets of, any person, firm, joint venture, or corporation, unless the Cooperative is the surviving corporation and upon the consummation of its merger the net worth of the surviving corporation is not less than the net worth of the Cooperative prior to the merger and there shall exist no Event of Default, provided, however, that in the case of any merger of a Local Cooperative, as defined in
Article I - Section 1.01, the Cooperative's Chief Financial Officer shall certify to Statesman Financial Corporation that the Cooperative has Net Worth in an amount not less than 95% of the Net Worth of the Cooperative immediately prior to such merger and no event shall have occurred or condition exist which with the giving of notice or lapse of time, or both, would constitute such an Event of Default, or (2) sell, lease, or otherwise dispose of all or substantially all of its assets except in the ordinary course of its business.

      SECTION 8.03. CHANGES IN NAME; LOCATION. Without giving Statesman at least sixty (60) days prior written notice, change its name, its principal place of business or the place in which it may keep its records relating to Receivables, Installment Sales Contracts and Wholesale Accounts.

      SECTION 8.04. AMENDMENT OF PAYMENT TERMS. Amend or modify any Purchased Receivable, Purchased Contract or Purchased Wholesale Account or consent to the extension of the time of any payment or release of any collateral securing the obligation of the obligor or otherwise waive any term or condition of such Purchased Receivable, Purchased Contract or Purchased Wholesale Account except to the extent the Cooperative may deem appropriate to facilitate the ultimate collection of such obligation.

      SECTION 8.05. CREDIT STANDARDS; COLLECTION POLICY. Amend in any material respect its standards for extending credit to its customers or its collection policy for Receivables, Installment Sales Contracts, Wholesale Accounts and Crop Time Notes; or make any other amendment or modification to such standards or policy without having given Statesman not less than ten
(10) days prior written notice thereof.


                                   ARTICLE IX
                                   -----------

                            CONTRIBUTED CAPITAL PLAN
                            ------------------------

      SECTION 9.01. DEFINITIONS. As used in this Article the following terms shall have the following definitions:

      "Contributed Capital Rate" means the ratio of debt to tangible net worth which institutional lenders extending credit to Statesman require it to maintain from time to time, whether such ratio is stated as an affirmative or negative covenant, and in the event Statesman is required to maintain different ratios on different dates, "Contributed Capital Rate" means the ratio which is in effect on the applicable TAPOS Determination Date.

      "Determination Period" or "Determination Periods" means the calendar month, the six calendar month period and the twelve calendar month period immediately preceding the TAPOS Determination Date.

      "Minimum Class A Investment" means the number of shares of Statesman Class A Preferred Stock determined by Statesman as follows:

      MI       =  (HT/(PV x R)) - RE

      where

      MI       =  Minimum Class A Investment (stated at the par value).

      HT       =  the highest TAPOS computed for the Cooperative during any of the three Determination Periods.

      PV       =  the par value of one share of the Statesman Class A
                  Preferred Stock.

      R        =  the Contributed Capital Rate, expressed as a decimal.

      RE       =  As of the TAPOS Determination Date (x) the product of (i)
                  the percentage of the total outstanding common stock of Statesman held by the Cooperative and (ii) the sum of Statesman's Retained Earnings and Paid In Capital divided by
                  (y) the par value of Class A Preferred Stock.

      If the Minimum Class A Investment computed using this formula is a fraction, it will be rounded upward to the next whole number of shares.

      "TAPOS" means calculated total program outstanding as determined by Statesman for each of the three Determination Periods according to the following formula:

      TAPOS    =  RPP + NR + ISF + PN + WA + LN + CCR + L + NBC - SAP

      where

      RPP      =  average Purchased Receivables previously purchased and
                  outstanding during such Determination Period.

      NR       =  Eligible Receivables tendered for purchase subsequent to the end of the previous Determination Period.

      ISF      =  average net Purchased Contracts outstanding during such
                  Determination Period.

      PN       =  average net Purchased Notes outstanding during such
                  Determination Period.

      WA       =  average net Purchased Wholesale Accounts outstanding during such Determination Period.

      LN       =  average Loans outstanding during such Determination Period.

      CCR      =  average amount outstanding on accounts of customers of the
                  Cooperative, Local Cooperatives and Dealerships under the
                  Southern States Credit Card Program during such
                  Determination Period.

      L        =  average Leases outstanding to the Cooperative, Local
                  Cooperatives, Dealerships and customers of any of them during such Determination Period.

      NBC      =  average investment (stated at par value) which Statesman was required to maintain in CoBank ACB (formerly the National Bank for Cooperatives) during such Determination Period in support of Cooperative related borrowings.

      SAP      =  average outstanding Class A Preferred Stock of Statesman held by the Cooperative during such Determination Period
                  (stated at the par value).

      In the computation for a Determination Period of one month, the amounts of RPP, ISF, PN, WA, LN, CCR, L, NBC, TD and SAP as of the last Business Day of such calendar month shall be used as the average for such month. In computations for other Determination Periods, the average for each such amount shall be computed using the outstanding amounts as of the last Business Day of each month in such Determination Period.

      "TAPOS Determination Date" means the date during each calendar month on which the month-end calculation is made to determine the amount due.

      SECTION 9.02. PURCHASE OF STOCK. Upon the delivery to Statesman of the first Receivables Certificate hereunder the Cooperative will purchase Statesman Class A Preferred Stock with such par value as will cause it to have a Minimum Class A Investment in Statesman Class A Preferred Stock and on each TAPOS Determination Date thereafter it will acquire such additional Statesman Class A Preferred Stock if any as may be necessary for it to maintain a Minimum Class A Investment.

      SECTION 9.03. REDEMPTION OF CLASS A PREFERRED STOCK. Statesman covenants and agrees that if on any TAPOS Determination Date the amount of Statesman Class A Preferred Stock held by the Cooperative exceeds the Minimum Class A Investment computed as of such date, it will, subject to the provisions of Section 9.04, upon written demand by the Cooperative redeem for cash at its par value those shares held by the Cooperative which are in excess of the Minimum Class A Investment determined as of such date. The Cooperative covenants and agrees that notwithstanding the provisions contained in paragraph (v) of subsection 5(b) of
Article II of the Articles of Incorporation of Statesman the Cooperative shall not have any right to redeem shares held by it except as provided herein.

      SECTION 9.04. CUMULATIVE OBLIGATIONS. The obligation of the Cooperative hereunder to purchase Statesman Class A Preferred Stock shall be in addition to any other undertaking the Cooperative may have entered into or may hereafter enter into to purchase such stock as a result of Asset Based Financing or Installment Sales Financing provided by Statesman to any Local Cooperative, Independent Cooperative or Dealership of the Cooperative or any lease financing by Statesman for the Cooperative, and the obligations of the Cooperative to purchase Statesman Class A Preferred Stock under, or as a condition to, each such financing arrangement shall be cumulative.

                                  ARTICLE X
                                  ---------

                              EVENTS OF DEFAULT
                              -----------------

      SECTION 10.01. Each of the following shall constitute an "Event of Default" hereunder:

            (a) Default shall be made in the payment of any amount payable hereunder, when and as the same becomes due and payable, whether at the stated maturity thereof or by acceleration or otherwise; or

            (b) Default shall be made in the due observance or performance of any other term, covenant, or agreement contained in this Agreement; or

            (c) Any representation or warranty made by the Cooperative herein, or in any Receivables Certificate or any statement or representation made in any other certificate, report, or opinion delivered pursuant hereto shall prove to have been incorrect in any material respect when made; or

            (d) The Cooperative or any Subsidiary of the Cooperative shall become insolvent or unable to meet its obligations as they mature, make an assignment for the benefit of creditors, consent to the appointment of a trustee or a receiver, or admit in writing its inability to pay its debts as they mature; or

            (e) A trustee or receiver shall be appointed for the Cooperative or any Subsidiary of the Cooperative or for a substantial part of its properties without the consent of the Cooperative or such Subsidiary and not be discharged within thirty (30) days; or

            (f) Bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings shall be instituted by or against the Cooperative or any Subsidiary of the Cooperative, and, if instituted against it, be consented to by the Cooperative or such Subsidiary or remain undismissed for a period of thirty
(30) days; or

            (g) Any default shall be made with respect to any obligation for the payment of borrowed money of the Cooperative or any Subsidiary of the Cooperative when due or the performance of any other obligation incurred in connection with any indebtedness for borrowed money of the Cooperative or any Subsidiary of the Cooperative, if the effect of such default is to accelerate the maturity of such indebtedness; or

            (h) Any final judgment for the payment of money in excess of ONE HUNDRED THOUSAND DOLLARS ($100,000.00) which in the opinion of Statesman is not adequately insured or indemnified against shall be rendered against the

Cooperative or any Subsidiary of the Cooperative and the same shall remain undischarged for a period of thirty (30) days during which time execution shall not be effectively stayed; or

            (i) Any substantial part of the properties of the Cooperative or any Subsidiary of the Cooperative shall be sequestered or attached and shall not have been returned to the possession of the Cooperative or such Subsidiary or released from such attachment within thirty (30) days; or

            (j) The occurrence of a Reportable Event as defined in Section 4043 of ERISA which might constitute grounds for termination of any employee benefit plan of the Cooperative or any Subsidiary of the Cooperative covered by ERISA by PBGC or grounds for the appointment by the appropriate United States District Court of a trustee to administer any such plan; or

            (k) Complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan by any other party which is or may be required under the provisions of ERISA to make a contribution to such Plan, except as a result of the merger of such party with the Cooperative.

      Upon the occurrence and continuation of any Event of Default, Statesman may, by notice to the Cooperative take any or all of the following actions: (i) terminate any obligation it may have to review any Receivables, Installment Sales Contract, Wholesale Account or Crop Time Note tendered to it, (ii) terminate any obligation it may otherwise have to purchase any Eligible Receivable, any Approved Contract, any Eligible Contract, any Wholesale Account, any Approved Note or any Eligible Note, (iii) terminate any obligation it may have to repay to the Cooperative any part of the Reserve Account so long as any Purchased Receivable shall remain unpaid, and (iv) terminate any obligation it may have to repay to the Cooperative any part of the Wholesale Reserve Account so long as any Purchased Wholesale Account shall remain unpaid.

                                   ARTICLE XI
                                   ----------

                                  MISCELLANEOUS
                                  -------------

      SECTION 11.01.  INDEMNIFICATION.

            (a) The Cooperative shall indemnify Statesman, its officers, directors, agents and employees and hold them and each of them harmless from and against all loss, cost, damage, and expense, including reasonable attorney fees, at any time incurred:

                  (1) because of any liability of the Cooperative, Manufacturer, or any other Person (other than Statesman) related to any merchandise which is the subject of any sale or to any service performed or goods furnished by the Cooperative, Manufacturer, or any other Person or entity in connection with any sale out of which any Purchased Receivable, Purchased Contract, Purchased Wholesale Account or Purchased Note arose, including, but not limited to, services performed under any warranty or other agreement obligating the Cooperative, Manufacturer, or other Person or entity to perform such services or furnish goods; or

                  (2) because of any liability of the Cooperative for any action at any time taken or not taken by the Cooperative.

            (b) The Cooperative covenants and agrees to indemnify Statesman, its officers, directors, agent and employees and hold them and each of them harmless from and against all loss, cost, damage, and expense, including reasonable attorneys' fees, at any time incurred by them or any of them because of any violation of state or Federal law or regulation by the Cooperative or other illegal or actionable conduct resulting from acts or omissions by the Cooperative or its agents in connection with the sale of merchandise, providing of services or extension of credit.

      SECTION 11.02.  NOTICES.

            (a) By Statesman. In consideration of the Agreement of the Cooperative to make a capital investment in Statesman based upon the amount of asset based loans made by Statesman to customers of the Cooperative, Statesman covenants and agrees to use its best efforts to notify the Cooperative promptly in the event it terminates its agreement to extend asset based financing to any Dealership of the Cooperative (as defined in the Agreement), if it gives any notice to any such Dealership of any event of default under the terms of any financing agreement between such Dealership and Statesman, if any such Dealership defaults in the payment of any obligation for principal or interest owing to Statesman and such default continues for a period of ten (10) days or more, or if any officer of Statesman has knowledge that any condition exists or event has occurred with respect to such Dealership which constitutes grounds for the termination by Statesman of its financing arrangements with such Dealership or which would constitute such grounds with the giving of notice or lapse of time or both.

            (b) By Cooperative. In consideration of the agreement by Statesman to provide the Cooperative with such notices, the Cooperative covenants and agrees it will promptly notify Statesman upon the occurrence of any of the following events: the Cooperative puts any such Dealership on C.O.D. or otherwise limits sales to such Dealership, or terminates any existing agreement between the Cooperative and any such Dealership; any such Dealership makes any material misrepresentation to the Cooperative; there is a material change in the management or ownership of such Dealership; any material adverse change occurs in the financial condition or operations of such Dealership; or if to the knowledge of any executive officer of the Cooperative an event of default has occurred under any agreement between any such Dealership and the Cooperative or any condition exists or event has occurred which with the giving of notice or lapse of time or both would constitute such an Event of Default.

      SECTION 11.03. FAILURE TO RECORD SECURITY INSTRUMENT. No failure (intentional or inadvertent) by Statesman to file any financing statement relating to a security instrument (whether conditional sales contract, chattel mortgage, or security agreement) contained in or arising out of any Eligible Contract or any Receivable shall impair or void the obligations of the Cooperative hereunder.

      SECTION 11.04. TERMINATION. This Agreement may be terminated by either party hereto by giving the other party ninety days (90) prior written notice of such termination prior to any anniversary date of this Agreement. No such termination shall affect any rights of the parties accruing up to the date of final payment of all Purchased Contracts, Purchased Receivables, Purchased Wholesale Accounts, Purchased Notes and Southern States Credit Card Program outstandings previously purchased or relieve the Cooperative from ownership requirements for Statesman Class A Preferred Stock as required in Section 9.02.

      SECTION  11.05.   SUCCESSORS.   The  covenants,   representations,   and
agreements herein set forth shall be binding upon the parties hereto and their successors and assigns.

      SECTION 11.06. AMENDMENTS, ETC. No amendment, modification, termination, or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by Statesman, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 11.07. NOTICES, ETC. All notices and other communications provided for under this Agreement shall be in writing and mailed, faxed, telegraphed or delivered, if to the Cooperative at its address at:

            SOUTHERN STATES COOPERATIVE, INCORPORATED
            6606 WEST BROAD STREET  (ZIP 23230)
            POST OFFICE BOX 26234
            RICHMOND, VIRGINIA  23260
            ATTENTION:  MR. J. A. HAWKINS

and if to Statesman, at its address at

            STATESMAN FINANCIAL CORPORATION
            6606 WEST BROAD STREET  (ZIP 23230)
            POST OFFICE BOX 25567
            RICHMOND, VIRGINIA  23260
            ATTENTION:  MR. JOHN C. FROMAN

or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 11.07. All such notices and communications shall, when mailed, be effective when deposited addressed as aforesaid.

      SECTION 11.08. SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

      SECTION  11.09.   HEADINGS.   Article  and  Section   headings  in  this
Agreement are included in such Agreement for the convenience of reference only and shall not constitute a part of the Agreement for any other purpose.

      SECTION 11.10. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia.

      SECTION 11.11. SURVIVAL. All warranties, representations and covenants made by the Cooperative herein, or in any agreement referred to herein or on any certificate, document or other instrument delivered by it or on its behalf under this Agreement, shall be considered to have been relied upon by Statesman and shall survive the delivery to Statesman of the Receivables, Purchased Contracts, Purchased Wholesale Accounts and Purchased Notes purchased pursuant hereto regardless of any investigation made by Statesman or on its behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by the Cooperative hereunder. Except as otherwise expressly provided herein, all covenants made by the Cooperative hereunder or under any other agreement or instrument shall be deemed continuing until the Purchased Contracts, Purchased Receivables, Purchased Wholesale Accounts and Purchased Notes and all other liabilities and obligations of the Cooperative to Statesman are satisfied in full.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


                                    SOUTHERN STATES COOPERATIVE,
                                       INCORPORATED


ATTEST:                             By:
                                       ---------------------------------------

--------------------------       Title:
                                       ---------------------------------------

                                    STATESMAN FINANCIAL CORPORATION


ATTEST:                             By:
                                      ----------------------------------------

--------------------------       Title:
                                      ----------------------------------------

                               FIRST AMENDMENT

                                       TO

                           REVOLVING CREDIT AGREEMENT

      THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT is made as of February 3, 1999 by and among SOUTHERN STATES COOPERATIVE, INCORPORATED (the "Company"), COBANK, ACB in its individual capacity as a Bank and in its capacity as Administrative Agent and Documentation Agent, FIRST UNION NATIONAL BANK, as a Bank and in its capacity as Syndication Agent, NATIONSBANK, N.A., as a Bank and in its capacity as Syndication Agent, FMB BANK, as a Bank, COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, as a Bank, BANQUE NATIONALE de PARIS (CHICAGO Branch), as a Bank, CRESTAR BANK, as a Bank and in its capacity as Co-Agent, DG BANK DEUTSCHE GENOSSENSCHAFTSBANK AG CAYMAN ISLANDS BRANCH, as a Bank, WACHOVIA BANK, N.A., as a Bank and in its capacity as Co-Agent.

                                    RECITALS

      A. As of January 12, 1999, the Banks entered into a Revolving Credit Agreement ("Credit Agreement") with the Company.

      B. The parties hereto desire to amend the Credit Agreement to provide (i) that certain indebtedness of the Company be excluded from the definition of "Consolidated Funded Debt" set forth in the Credit Agreement and (ii) that the Company be permitted to amend or modify certain terms and conditions of the Goldkist Acquisition Agreement (as defined in the Credit Agreement), all as hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, the parties hereto hereby agree as follows:

      1. Definition of Consolidated Funded Debt. The definition of "Consolidated Funded Debt" set forth in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:

                  "Consolidated Funded Debt" shall mean at any time, without duplication, (1) all indebtedness or liability for borrowed money, or for the deferred purchase price of property or services (excluding trade obligations and accrued expenses), of the Company and its consolidated Subsidiaries; (2) all obligations of the Company and its consolidated Subsidiaries as lessee under Capital Leases; (3) all obligations of the

      Company and its consolidated Subsidiaries under letters of credit; (4) all obligations of the Company and its consolidated Subsidiaries arising under bankers' or trade acceptance facilities; (5) all obligations of the Company and its consolidated Subsidiaries secured by any Lien on property owned by such Person, whether or not the obligations have been assumed, and (6) all obligations of the Company and its consolidated Subsidiaries under Guarantees. "Consolidated Funded Debt" shall not include (i) any obligations of the Company to any of its customers under any of the following programs of the Company, in each case, as in effect on the date hereof (the "Programs"): "Payment Plus"; "Preferred Payment Plan"; "Deferred Payment Plan"; and "Prepayment Bonus Credit", provided, however, that any reimbursement obligations of the Company or any of its consolidated Subsidiaries in respect of any letters of credit issued in connection with, or in support of the Company's obligations under, any of the Programs, shall be included as "Consolidated Funded Debt" hereunder,
      (ii) any junior subordinated debentures issued by the Company in connection with the issuance of any Junior Preferred Securities, or (iii) the principal balance outstanding under the Bridge Loan Agreement from time to time."


            2. Amendment to Section 6.10. Section 6.10 of the Credit Agreement is amended and restated in its entirety as follows:

                  "SECTION 6.10. Prohibition on Amendment of Certain Agreements, etc. (a) Consent to, or enter into, any instrument, document or agreement which would result in the amendment, modification, waiver or termination of all or any of the provisions of the GoldKist Commitment Letter, the GoldKist Acquisition Agreement or the Rabobank Letter of Credit, provided, that the Company may amend or modify those provisions of the Goldkist Acquisition Agreement pertaining to the time periods and the methods for resolving discrepancies in the final purchase price of the purchased assets, (b) release GoldKist from any of its material obligations under the GoldKist Commitment Letter and the GoldKist Acquisition Agreement (as the same may be amended as permitted under subsection 6.10 (a) above), nor shall the Company fail to perform any of its material obligations under the GoldKist Commitment Letter and the GoldKist Acquisition Agreement (as the same may be amended as permitted under subsection 6.10 (a) above), or
      (c) consent to, or enter into, any instrument or agreement (other than the Bridge Loan Amendment) which would result in the amendment, modification, waiver or termination of all or any of the provisions of the Bridge Loan Agreement, without the prior written consent of Banks, provided that nothing in this Section 6.10 shall be construed as prohibiting (i) the required repayment of the Company's obligations pursuant to the terms of Sections 2.09 and 3.01(M) or (N) hereof and the Bridge Loan Agreement as amended by the Bridge Loan Amendment, or making of any draw requests by the Company under the Rabobank Letter of Credit, or (ii) any reduction in the face amount of the Rabobank Letter of Credit so long as after giving effect to any such reduction the face amount of such Letter of Credit available for drawing is not less than (x) an amount equal to the purchase price of the Junior Preferred Securities which Goldkist is then or thereafter obligated to purchase pursuant to the Goldkist Commitment Letter as in effect on the date hereof, or (y) the aggregate term loan commitment of the lenders under the Bridge Loan Agreement as of the date of any such proposed reduction."

      3. Effective Date of Amendment. This Amendment shall become effective on the date the Administrative Agent receives an original or facsimile copy of this Amendment (or original or facsimile counterparts thereof) duly executed by the Company and the Requisite Banks. Upon this Amendment becoming effective, the Administrative Agent will notify each party hereto in writing and will provide copies of all documentation in connection herewith.

      4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

      5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties to this Amendment in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      6. Confirmation. To the extent not expressly modified hereby, all terms and conditions of the Credit Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written.

THE COMPANY:

SOUTHERN STATES COOPERATIVE, INCORPORATED

                                                   6606 West Broad St.
By: /s/ Jonathan Hawkins                           Richmond, VA 23230
   --------------------------                      Fax: 804.281.1650
Title: Senior Vice President & Treasurer           P.O. Box 25567
       ---------------------------------           Richmond, VA 23260
                                                   E-mail Address:

THE AGENTS, LEAD ARRANGER AND BANKS:

COBANK, ACB, as Administrative Agent,
 Documentation Agent and Bank                     5500 S. Quebec Street
                                                  Englewood, CO 80111
                                                  Fax: 303-694-5830
By: /s/ Lori L. Flaherty                          P.O. Box 5110
   -----------------------------                  Denver, CO 80217
Title: Vice President                             Attention: Lori O'Flaherty
      --------------------------




(Signature Page for First Amendment to Southern States Cooperative Revolving Credit Agreement dated as of January 12, 1999)

FIRST UNION NATIONAL BANK,
  as Syndication Agent and Bank                 7 North 8th Street
                                                Third Floor, Mail Code VA-3260
                                                Richmond, VA 23219
By: /s/                                         Fax: (804) 788-9673
   ----------------------------------

Title: SVP
      -------------------------------

(Signature Page for First Amendment to Southern States Cooperative Revolving Credit Agreement dated as of January 12, 1999)

NATIONSBANK, N.A., as Syndication Agent
  and Bank
                                              ---------------
                                              ---------------
                                              ---------------
                                              ---------------
By:  /s/ William F. Sweeney                   Fax:
   ---------------------------------              -----------

Title: Vice President
      ------------------------------


(Signature Page for First Amendment to Southern States Cooperative Revolving Credit Agreement dated as of January 12, 1999)

FMB BANK,                                25 South Charles Street
as Bank                                   Mail Code 101-744
                                          Baltimore, MD  21201
                                          Fax:  410-244-4294
By: /s/ Susan Elliot Benninghoff
    ----------------------------

Title: Vice President
      --------------------------


(Signature Page for First Amendment to Southern States Cooperative Revolving Credit Agreement dated as of January 12, 1999)

COOPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., "RABOBANK
NEDERLAND", NEW YORK BRANCH, as Bank

                                          Funding and payment notices to:
By:/s/ Hans F. Breckhoven
   -----------------------

Title: Vice President                     C/O Rabo Support Services, Inc.
       -------------------                10 Exchange Place, 16th Floor
                                          Jersey City, NJ 07302
By: /s/                                   Attention: Corporate Services
   ----------------------                 Fax:201.499.5329
Title:
   ----------------------

                                          All other notices:

                                          245 Park Avenue
                                          New York, NY 10167
                                          Fax: 212.916.7880


(Signature Page for First Amendment to Southern States Cooperative Revolving Credit Agreement dated as of January 12, 1999)

BANQUE NATIONALE de PARIS                 209 South LaSalle Street
(CHICAGO BRANCH), as Bank                 Chicago, IL  60604
                                          Fax:  312-977-1380

By: /s/
   ----------------------------------

Title: Executive Vice President & General Manager
       ------------------------------------------

(Signature Page for First Amendment to Southern States Cooperative Revolving Credit Agreement dated as of January 12, 1999)

CRESTAR BANK,                             919 East Main Street, 22nd Floor
as Co-Agent and Bank                      Richmond, VA  23219
                                          Fax:  804-782-5413

By: /s/
   --------------------------

Title: S.V.P.
       ----------------------

(Signature Page for First Amendment to Southern States Cooperative Revolving Credit Agreement dated as of January 12, 1999)

DG BANK DEUTSCHE GENOSSENSCHAFTSBANK
 AG CAYMAN ISLANDS BRANCH, as Bank


By: /s/ Kurt A. Morris                    303 Peachtree Street, N.E. Suite 2900
    ------------------                    Atlanta, GA  30308
                                          Fax:  404-524-4006
Title: Vice President
       --------------


By: /s/ James L. Yager, CPA
    -----------------------
Title: Vice President
       --------------------

(Signature Page for First Amendment to Southern States Cooperative Revolving Credit Agreement dated as of January 12, 1999)

WACHOVIA BANK, N.A.,                      1021 East Cary Street, 3rd Floor
as Co-Agent and Bank                      Richmond, VA  23219
                                          Fax:  804-697-7581
                                          Attention: Chris Borin
By: /s/ Christopher C. Borin
    -----------------------------

Title: Senior Vice President
      ---------------------------

(Signature Page for First Amendment to Southern States Cooperative Revolving Credit Agreement dated as of January 12, 1999)